UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
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Brilliant Earth Group, Inc.
(Name of Registrant as Specified in its Charter)
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IMPORTANT NOTICE OF INTERNET AVAILABILITY
INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY
GENERAL INFORMATION
Dear Stockholders of Brilliant Earth Group, Inc.:
This Notice of Internet Availability of Information Statement (this “Notice”) presents only an overview of the more complete Information Statement that is available to you on the internet relating to the corporate actions described herein. We encourage you to access and review all of the important information contained in the Information Statement.
We are delivering this Notice to the stockholders of record, as of the close of business on October 29, 2025 (the “Record Date”), of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), Class B common stock, par value $0.0001 per share (“Class B Common Stock”), Class C common stock, par value $0.0001 per share (“Class C Common Stock”), and Class D common stock, par value $0.0001 per share (“Class D Common Stock”), of Brilliant Earth Group, Inc. (the “Company,” “we” or “our”).
The Information Statement, available as described below, is being furnished to inform our stockholders that on the Record Date, stockholders of the Company holding at least a majority of the aggregate voting power of our outstanding shares of capital stock entitled to vote, adopted resolutions by written consent in lieu of a meeting of stockholders to approve the reincorporation, by means of a conversion, of the Company from the State of Delaware to the State of Nevada (the “Nevada Reincorporation”). On the Record Date, the Consenting Stockholders (as defined below) delivered to the Company a written consent (the “Written Consent”) to approve the Nevada Reincorporation (including the plan of conversion to effect the Nevada Reincorporation and the articles of incorporation and bylaws of the Company following its conversion from a Delaware corporation to a Nevada corporation).
The “Consenting Stockholders” are, collectively, Just Rocks, Inc., Mainsail GP III, LLC, Mainsail Incentive Program, LLC, Mainsail Co-Investors III, L.P., Mainsail Partners III, L.P., and Mainsail Management Company, LLC. As of the close of business on the Record Date, the Consenting Stockholders together held 31,898,071 shares of the Company’s Class B Common Stock and 49,119,976 shares of the Company’s Class C Common Stock, representing approximately 96.5% of the aggregate voting power of our outstanding shares of capital stock entitled to vote on the Nevada Reincorporation.
The Nevada Reincorporation was, by unanimous written consent, approved and recommended by our board of directors prior to the stockholder action by written consent described in the Information Statement.
The purpose of this Notice and the accompanying Information Statement is to (1) inform the Company’s stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (2) provide the notice to our stockholders of a corporate action taken by less than unanimous written consent of our stockholders without a meeting as required under Section 228(e) of the General Corporation Law of the State of Delaware.
In accordance with Rule 14c-2 under the Exchange Act, we plan to effectuate the Nevada Reincorporation no earlier than forty (40) calendar days after the commencement of mailing of this Notice to our stockholders. This Notice is first being mailed to stockholders on or about November 10, 2025. The Information Statement is being first made available to stockholders on or about November 10, 2025.
THE INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. UNLESS YOU ARE ENTITLED TO, AND INTEND TO EXERCISE, YOUR RIGHTS TO DEMAND APPRAISAL AS MORE FULLY DESCRIBED IN THE INFORMATION STATEMENT, YOU DO NOT NEED TO DO ANYTHING IN RESPECT TO THE INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT: THE INFORMATION STATEMENT IS AVAILABLE AT www.materialnotice.com.
You may print and view the full Information Statement at www.materialnotice.com. The Information Statement will be available online until April 28, 2026. You may request a paper or email copy of the Information Statement, free of charge, by contacting sendmaterial@materialnotice.com by e-mail, or by calling 1-800-579-1639. If you do not request a paper or email copy by this date, you may not otherwise receive a copy.

By Order of the Board of Directors,

Chairman of the Board of Directors

November 10, 2025

BRILLIANT EARTH GROUP, INC.
300 GRANT AVENUE
THIRD FLOOR
SAN FRANCISCO, CA 94108
INFORMATION STATEMENT
General
In this Information Statement, unless the context otherwise requires, “Brilliant Earth Group, Inc.,” the “Company,” “we,” “us” and “our” and similar expressions refer to Brilliant Earth Group, Inc., and, unless otherwise stated, all of its subsidiaries. This Information Statement is being sent to inform our stockholders that stockholders holding at least a majority of the aggregate voting power of the Company’s outstanding Class A common stock, par value $0.0001 per share (“Class A Common Stock”), Class B common stock, par value $0.0001 per share (“Class B Common Stock”), Class C common stock, par value $0.0001 per share (“Class C Common Stock”), and Class D common stock, par value $0.0001 per share (“Class D Common Stock” and together with the Class A Common Stock, Class B Common Stock and Class C Common Stock, the “Common Stock”), voting together as a single class, took action by written consent in lieu of a meeting to approve the reincorporation, by means of a conversion, of the Company from the State of Delaware to the State of Nevada (the “Nevada Reincorporation”) pursuant to which the Company would be converted from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”). On October 28, 2025, our board of directors (the “Board”), by unanimous written consent, approved and declared advisable the Nevada Reincorporation, and approved, adopted and declared advisable the Plan of Conversion (as defined below), the Nevada Charter (as defined below) and the Nevada Bylaws (as defined below), directed that the resolutions adopted by the Board approving the Nevada Reincorporation pursuant to and in accordance with applicable law and the Plan of Conversion (the “Nevada Reincorporation Resolutions”) and recommended that the Company’s stockholders approve and adopt the Nevada Reincorporation Resolutions (including the Nevada Reincorporation, the Plan of Conversion, Nevada Charter and Nevada Bylaws). Immediately following the close of business on October 29, 2025, the Consenting Stockholders (as defined below) delivered to the Company a written consent (the “Written Consent”) approving and adopting the Nevada Reincorporation Resolutions (including the Nevada Reincorporation, the Plan of Conversion, Nevada Charter and Nevada Bylaws).
We are providing this Information Statement over the Internet to the Company’s stockholders of record as of the close of business on October 29, 2025 (the “Record Date”) that did not execute and deliver the Written Consent. We are also providing this Information Statement via email or physical mail, as applicable, to the Company’s stockholders of record as of the Record Date. The Notice of Internet Availability of Information Statement (the “Notice”) and this accompanying Information Statement is to (1) inform the Company’s stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (2) provide the notice to our stockholders of a corporate action taken by less than unanimous written consent of our stockholders without a meeting as required under Section 228(e) of the General Corporation Law of the State of Delaware.
The Notice constitutes notice to our stockholders of a corporate action taken by less than unanimous consent of our stockholders without a meeting as required by Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).
We will pay for preparing, printing and mailing the Notice. Arrangements may be made with banks, brokerage houses and other institutions, nominees and fiduciaries, to forward the Notice to beneficial owners. We will, upon request, reimburse those persons and entities for expenses incurred in forwarding the Notice to our stockholders.
WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY
The Action by Written Consent
Under Section 228 of the DGCL and Article VIII, Section 8.1 of the amended and restated certificate of incorporation of the Company (as amended to date, the “Delaware Charter”), the stockholders of the Company may act by written consent without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the actions to be taken, are (1) signed by the holders of outstanding shares of stock of the Company representing not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Company then issued and outstanding entitled to vote thereon were present and voted, and (2) delivered to the Company in accordance with applicable law. Pursuant to Section 266 of the DGCL, the Nevada Reincorporation Resolutions (including the Nevada Reincorporation, the Plan of Conversion, Nevada Charter and Nevada Bylaws), may be approved by the affirmative vote of a majority of the aggregate voting power of the outstanding shares of the capital stock of the Company entitled to vote thereon.
The “Consenting Stockholders” are, collectively, Just Rocks, Inc. (“Just Rocks”), Mainsail GP III, LLC, Mainsail Incentive Program, LLC, Mainsail Co-Investors III, L.P., Mainsail Partners III, L.P., and Mainsail Management Company, LLC. As of the close of business on the Record Date, the Consenting Stockholders together held 31,898,071 shares of the Company’s Class B Common Stock and 49,119,976 shares of the Company’s Class C Common Stock, representing approximately 96.5% of the aggregate voting power of the outstanding shares of capital stock of the Company as of the Record Date, on a combined basis.
Voting and Vote Required
The Company is not seeking consents, authorizations or proxies from you. Approval of the holders of a majority of the aggregate voting power of the outstanding Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock, voting together as a single class, was required to approve the Nevada Reincorporation Resolutions (including the Nevada Reincorporation, the Plan of Conversion, Nevada Charter and Nevada Bylaws).
As of the Record Date, there were 15,170,213 shares of Class A Common Stock outstanding and entitled to vote, 35,822,342 shares of Class B Common Stock outstanding and entitled to vote, and 49,119,976 shares of Class C Common Stock outstanding and entitled to vote. As of the Record Date, there were no shares of Class D Common Stock outstanding and entitled to vote. Immediately following the close of business on the Record Date, the Company received the Written Consent from the Consenting Stockholders approving and adopting the Nevada Reincorporation Resolutions (including the Nevada Reincorporation, the Plan of Conversion, Nevada Charter and Nevada Bylaws). Receipt of the Written Consent from the Consenting Stockholders representing a majority of the aggregate voting power of the outstanding shares of capital stock of the Company, on a combined basis, following adoption by our Board of the Nevada Reincorporation Resolutions (including approval of the Nevada Reincorporation, the Plan of Conversion, Nevada Charter and Nevada Bylaws), satisfies the requirements of Sections 228 and 266 of the DGCL and Article VIII, Section 8.1 of the Delaware Charter with respect to the Nevada Reincorporation.
Notice Pursuant to Section 228(e) of the DGCL
Pursuant to Section 228(e) of the DGCL, the Company is required to provide prompt notice of the taking of a corporate action by less than unanimous written consent of stockholders to those stockholders as of the record date for the action by consent who have not consented and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. The Notice serves as the notice required by Section 228(e) of the DGCL.
Principal Terms of the Nevada Reincorporation
Our Board has, by unanimous written consent, approved, and recommended that our stockholders approve and adopt, the Nevada Reincorporation Resolutions (including the Nevada Reincorporation, the Plan of Conversion, Nevada Charter and Nevada Bylaws), pursuant to which the Company would be converted from a corporation organized under the laws of the State of Delaware to the Nevada Corporation, and adopted the Nevada Reincorporation Resolutions (including the Nevada Reincorporation, the Plan of Conversion, Nevada Charter and Nevada Bylaws) included as Appendix A to this Information Statement.
The Nevada Reincorporation will be effected through a conversion pursuant to Section 266 of the DGCL, and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (“NRS”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Appendix B to this Information Statement. Through the adoption of the Plan of Conversion, upon the Nevada Reincorporation:
•
The Company will continue in existence as a Nevada corporation and will continue to operate our business under the current name, “Brilliant Earth Group, Inc.” The corporate existence of Brilliant Earth Group, Inc. will not cease at any time.

•
The internal affairs of the Company will cease to be governed by Delaware law and will instead be subject to Nevada law. See “What Changes After Nevada Reincorporation?-Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.

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The Company will cease to be governed by our existing Delaware Charter, which is included as Appendix C to this Information Statement, and our existing amended and restated bylaws (the “Delaware Bylaws”), which are included as Appendix D to this Information Statement, and will instead be subject to the provisions of the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws”), forms of which are included as Appendix E and Appendix F, respectively, to this Information Statement. See “What Changes After Nevada Reincorporation?-Certain Differences Between the Delaware Charter and Bylaws and Nevada Charter and Bylaws” below.

•
The Nevada Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Nevada Reincorporation).

•
Each share of our Class A Common Stock issued and outstanding immediately prior to the effective time of the Nevada Reincorporation (the “Effective Time”) will be automatically converted, without any action on the part of the holder thereof, into one fully-paid, validly issued and nonassessable share of Class A common stock, par value $0.0001 per share, of the Nevada Corporation (the “Nevada Corporation Class A Common Stock”) pursuant to the Plan of Conversion.

•
Each share of our Class B Common Stock issued and outstanding immediately prior to the Effective Time be automatically converted, without any action on the part of the holder thereof, into one fully-paid, validly issued and nonassessable share of Class B common stock, par value $0.0001 per share, of the Nevada Corporation (the “Nevada Corporation Class B Common Stock”) pursuant to the Plan of Conversion.

•
Each share of our Class C Common Stock issued and outstanding immediately prior to the Effective Time will be automatically converted, without any action on the part of the holder thereof, into one fully-paid, validly issued and nonassessable share of Class C common stock, par value $0.0001 per share, of the Nevada Corporation (the “Nevada Corporation Class C Common Stock”) pursuant to the Plan of Conversion.

•
Each share of our Class D Common Stock issued and outstanding immediately prior to the Effective Time will be automatically converted, without any action on the part of the holder thereof, into one fully-paid, validly issued and nonassessable share of Class D common stock, par value $0.0001 per share, of the Nevada Corporation (the “Nevada Corporation Class D Common Stock” and together with the Nevada Corporation Class A Common Stock, Nevada Corporation Class B Common Stock and Nevada Corporation Class C Common Stock, “Nevada Corporation Common Stock”) pursuant to the Plan of Conversion.

•	Stockholders will not need to exchange their existing stock certificates or book entry entitlements for new stock certificates or book entry entitlements, respectively.
•
The Company’s equity incentive plans will be assumed by the Nevada Corporation, and each outstanding restricted stock unit award, option or right to acquire shares of our Class A Common Stock, will continue in existence and automatically become a restricted stock unit award, option or right to acquire an equal number of shares of Nevada Corporation Class A Common Stock under the same terms and conditions (with no adjustments, in the case of options, to the per-share exercise price of the award).

•
Our Class A Common Stock will continue to be traded on The Nasdaq Global Market under the symbol “BRLT.” We do not expect any interruption in the trading of our Class A Common Stock as a result of the Nevada Reincorporation.

In connection with the Nevada Reincorporation, the Company intends to make filings with the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware and does not anticipate making any other filings to effect the Nevada Reincorporation. Nonetheless, we may face legal challenges to the Nevada Reincorporation, including, among others, stockholder challenges under Delaware law seeking to delay or prevent the Nevada Reincorporation.

The Nevada Reincorporation may be delayed by our Board, or the Plan of Conversion may be terminated and abandoned by action of our Board, at any time prior to the Effective Time, if our Board determines for any reason that such delay or abandonment would be in the best interests of the Company and its stockholders.
Appraisal Rights
Holders of our Class A Common Stock are not entitled to appraisal rights with respect to the Nevada Reincorporation. If the Nevada Reincorporation is completed, holders of record and beneficial owners of our Class B Common Stock, Class C Common Stock and Class D Common Stock who (1) do not consent to or otherwise vote in favor of the Nevada Reincorporation; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL; and (5) do not withdraw their demands or otherwise waive, fail to perfect or lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the Nevada Reincorporation under Section 262 of the DGCL. As a matter of law, the Consenting Stockholders have waived their appraisal rights by virtue of consenting to the Nevada Reincorporation.
Background of the Nevada Reincorporation
As part of their ongoing oversight, direction and management of the Company’s business, our Board and management have thoroughly discussed the issue of the Company’s jurisdiction of incorporation. These discussions were motivated by a number of reasons, including a desire to ensure that the Company is best positioned to remain nimble and compete effectively, the Board and management’s monitoring of the legal landscape in Delaware and elsewhere, and the costs and expenses associated with the Company’s incorporation in Delaware.
Brilliant Earth Group, Inc. is incorporated in Delaware. A large portion of U.S. corporations have historically chosen Delaware as their state of incorporation due to its reputation for having a well-defined, predictable and stable legal environment. Though Delaware corporate law may be less prescriptive in its statutory requirements for fiduciary duties than other states, because of the extensive experience of the Delaware courts and considerable body of judicial decisions since the early 1900s, Delaware has garnered the reputation of offering corporations and their counsel greater guidance and predictability on matters of corporate governance and transaction liability issues.
As part of its ongoing monitoring of the legal environment for corporations, members of the Company’s management have generally considered matters relating to Delaware law and the differences among jurisdictions for corporate domiciliation and have apprised our Board of those matters, in particular at meetings of the Board’s nominating and corporate governance committee (the “NCG Committee”) in February 2025, April 2025, September 2025 and October 2025 and at meetings of our Board in April 2025, August 2025, and October 2025.
Evaluation of the Nevada Reincorporation
On February 26, 2025, the NCG Committee met at a regularly scheduled meeting to discuss a number of matters, including the evolving legal landscape in Delaware. Following a discussion on the evolving legal landscape in Delaware, it was the consensus of the committee members that management should further examine the differences among various jurisdictions for corporate domiciliation, as well as the potential impacts of changing the Company’s state of incorporation, and report further to the NCG Committee at a subsequent committee meeting.
At a regularly scheduled meeting of the NCG Committee on April 7, 2025, the members of the NCG Committee, our General Counsel and a representative of O’Melveny & Myers LLP (“OMM”), counsel to the Company, again discussed the state of the law in various jurisdictions for corporate domiciliation, the potential impacts of changing the Company’s state of incorporation, and the process by which such a redomestication would occur. As part of the foregoing discussion, the NCG Committee considered, among other things, the state of the law in Delaware and other jurisdictions, including Nevada, Texas and Maryland, as well as the Cayman Islands, based on predominant market practice and other factors relevant to the Company’s business. Following further discussion on the state of the law in Delaware and other jurisdictions, it was the consensus of the committee members that the Company should continue to evaluate a potential reincorporation, focusing on either remaining incorporated in Delaware or reincorporating to Nevada or Texas.
At a meeting of our Board on April 10, 2025, our Board, our General Counsel and a representative of OMM discussed the state of the law in various jurisdictions for corporate domiciliation, the potential impacts of changing the Company’s state of incorporation, and the process by which such a redomestication would occur.

On August 1, 2025, our Board and our General Counsel met to discuss considerations and issues regarding a potential reincorporation, including a review of various companies that had reincorporated from Delaware to Nevada or Texas or were in the process of doing so.
On September 25, 2025, at a special meeting of the NCG Committee, our General Counsel and a representative of OMM presented to the NCG Committee a comparison of the corporate laws of Delaware, Texas and Nevada, a review of companies reincorporating from Delaware, the possibility of the Company potentially reincorporating from Delaware to Nevada or Texas, and various matters related to the Company’s business.
On October 28, 2025, at a regularly scheduled meeting of the NCG Committee, the NCG Committee met again with our General Counsel and a representative from OMM and discussed, among other things, various corporate law issues relating to reincorporating from Delaware to Nevada and a potential timeline for reincorporating from Delaware to Nevada. After the foregoing discussion, the NCG Committee concluded that Nevada’s statute-focused approach would likely foster more predictability than Delaware’s less predictable common law approach, and that that predictability could be a competitive advantage for the Company during this period of the Company. Following the NCG Committee’s conclusion, the NCG Committee determined that it would recommend to the Board that the Board approve the reincorporation of the Company from Delaware to Nevada.
Thereafter, at a meeting of our Board on October 28, 2025, our Board, our General Counsel and a representative of OMM met to consider and discuss the NCG Committee’s recommendation and the Company’s potential reincorporation to Nevada. The Board evaluated a number of factors, including the historical benefits of domiciling in Delaware, certain differences in corporate law between Delaware and Nevada, the benefits and implications for the Company and its stockholders of reincorporating, and possible negative impacts from a potential reincorporation. Promptly following that meeting, our Board, by unanimous written consent, approved the Nevada Reincorporation and adopted the Nevada Reincorporation Resolution, including the related documents.
Recommendation of the Nominating and Corporate Governance Committee
After extensive discussion at several NCG Committee meetings as described above, the NCG Committee concluded that the Company and its stockholders would likely be better served during this period of the Company by Nevada’s business-oriented legal environment. After considering various alternatives, the NCG Committee concluded that Nevada’s statute-focused approach would likely foster more predictability than Delaware’s less predictable common law approach, and that that predictability could be a competitive advantage for the Company during this period of the Company. At a meeting on October 28, 2025, the NCG Committee delivered its recommendation, subject to further discussion with the entire Board, that the Board approve the Nevada Reincorporation.
Recommendation of the Board
On October 28, 2025, at a meeting of our Board, the chairperson of the NCG Committee reported the NCG Committee’s recommendation of the Nevada Reincorporation to our Board and summarized for our Board the NCG Committee’s process, the factors considered by the NCG Committee and the NCG Committee’s rationale in recommending the Nevada Reincorporation to our Board. Promptly following that meeting, after discussion and consideration, our Board, by unanimous written consent, approved and declared advisable the Nevada Reincorporation Resolutions (including the Nevada Reincorporation, the Plan of Conversion, the Nevada Charter and the Nevada Bylaws), directed that the Nevada Reincorporation Resolutions adopted by the Board and recommended that the Company’s stockholders approve and adopt the Nevada Reincorporation Resolutions (including the Nevada Reincorporation, the Plan of Conversion, Nevada Charter and Nevada Bylaws).
Immediately following the close of business on the Record Date, the stockholders approved and adopted the Nevada Reincorporation Resolutions (including the Nevada Reincorporation, the Plan of Conversion, Nevada Charter and Nevada Bylaws) by written consent in lieu of a meeting.
Reasons for the Nevada Reincorporation
Our Board believes that there are several reasons the Nevada Reincorporation is in the best interests of the Company and its stockholders.
We have observed that the legal environment in Delaware has changed, with a greater frequency of litigation activity brought by well-funded firms who frequently have a significant financial interest in the outcome of the litigation. This has resulted in a less predictable and less stable landscape and body of case law in Delaware. Like many companies, we exist in a competitive environment and remain focused on positioning the Company to make business decisions in an agile and nimble manner. The ongoing threat of unmeritorious, but expensive and protracted, litigation over business decisions is inconsistent with that focus. That type of litigation also reallocates value and resources from the Company and its stockholders to litigation and those involved in litigation.
We have considered the amendments to the DGCL that took effect on March 25, 2025, including, among other things, concerning transactions involving a conflict of interest on the part of directors or officers and stockholders’ inspection rights. We have also considered the related Senate Concurrent Resolution requesting evaluation of the approach to plaintiffs’ attorneys fee awards in Delaware, the outcome of which is not yet known. Delaware law could continue to evolve and adapt in a way that addresses some of the concerns we have identified, but the effect of these developments is not yet known and the amendments will be subject to judicial interpretation.
We have also considered amendments to the NRS that took effect on May 30, 2025, which, among other changes, addressed fiduciary duties of controlling stockholders. These NRS amendments also provided that the articles of incorporation may require that certain internal actions to be tried in a Nevada court must be tried before the presiding judge as the trier of fact, and not before a jury.
By comparison, we believe that based on the law as it exists today Nevada can offer more predictability and certainty in decision-making because of its statutory regime. As we look to our historic growth and strategic decisions and plan for the years to come, removing judicial ambiguity can offer our Board and management clearer guideposts for action that will benefit the Company and our stockholders. Chapter 78 of the NRS is generally recognized as a comprehensive and thoughtfully maintained state corporate statute. Unlike in Delaware, where corporate law regarding fiduciary duties is significantly driven by the Delaware common law as developed by the courts based upon broad, enabling principles, Nevada codifies the fiduciary duties of directors and officers in the NRS. In turn, Nevada courts follow a more statute-based approach to director and officer duties that is less dependent on judicial interpretation.
At this time we anticipate that the Nevada Reincorporation will provide the Company with additional flexibility and stability when the Board is considering certain corporate transactions. However, the Nevada Reincorporation is not being effected to prevent an ultimate sale of the Company, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. In connection with the Nevada Reincorporation, the Nevada Corporation will opt out of certain Nevada statutes that may discourage unsolicited takeovers; however, the Nevada Charter will contain provisions that are similar to NRS 78.411 to 78.444, inclusive, as discussed below. Nevertheless, certain effects of the proposed Nevada Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. See “What Changes After Nevada Reincorporation?-Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws-Anti-Takeover Implications of the Nevada Reincorporation” below for additional information.
Certain Risks Associated with the Nevada Reincorporation
Although our Board believes that the Nevada Reincorporation is in the best interests of the Company and its stockholders, there can be no assurance that the Nevada Reincorporation will result in all or any of the benefits described in this Information Statement, including the benefits of or resulting from incorporation in Nevada or the application of Nevada law to the internal affairs of the Company.
For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and Nevada law, see “What Changes After Nevada Reincorporation?-Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.
The Delaware Court of Chancery and Supreme Court are respected and experienced business courts. Delaware has an extensive body of case law. Trials are before judges who are experts in corporate law and appointed for 12-year terms. Delaware statutory law is regularly updated by the legislature, which meets every year.
Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it updates at least as often as its legislature is in session (every other year) and revises to meet changing business needs, but Nevada’s courts adjudicate a much smaller volume of business disputes and matters involving its corporation laws. Therefore, the amount of Nevada case law concerning the requirements of its statutes and regulations is more limited. As a result, we and our stockholders would not have the benefit of Delaware’s breadth of precedent to anticipate the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, particularly on matters as to which Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination as a matter of first impression.
Nevada currently has two business courts to help provide a dedicated venue with judges experienced in matters of business law, but Nevada judges are, under the Nevada constitution, elected, and the business court judges are therefore drawn from a pool of judges that may turn over based on election results, and who may not initially have specialized knowledge of the relevant areas of law. In 2025, Nevada started the process to amend its constitution to permit creation of a specialized business court of appointed judges with authority to hear cases involving shareholder rights, mergers and acquisitions, fiduciary duties, and other commercial or contractual disputes between business entities. Both chambers of the Nevada legislature passed a Joint Resolution proposing the requisite amendment to the constitution, but to take effect it must be approved again by the legislature during its 2027 session, and thereafter be ratified by voters in a statewide referendum. If the amendment succeeds, the business court judges would be appointed to six-year terms by a Special Nominating Commission from candidates with substantial experience in one or more of the areas of law within the jurisdiction of the business courts.
Certain Differences Between Delaware and Nevada Law
Although our Board believes that the rights of stockholders under the DGCL and the NRS are substantially similar in many respects, the DGCL and Delaware case law collectively are different in certain respects than the NRS and existing Nevada case law in ways that may affect the rights of our stockholders. Please see the Company’s summary of certain differences in the section titled “What Changes After Nevada Reincorporation?-Certain Differences in Stockholder Rights under Delaware and Nevada Law.” For instance, as further explained in the Company’s summary below, under the NRS, a stockholder may inspect a Nevada corporation’s stock ledger (in addition to the articles of incorporation, bylaws which are already public for the Company), subject to certain limitations, only if such stockholder holds at least 5% of the outstanding shares of stock of the Nevada corporation or has been a holder of any shares of the Nevada corporation for at least six months. In addition, the NRS provides that a stockholder may inspect the books of account and financial statements of a Nevada corporation only if such stockholder holds at least 15% of the outstanding shares of stock of the Nevada corporation; however, these additional inspection rights are generally not available for stockholders of publicly traded companies current in their obligation to file periodic reports under the Exchange Act. The DGCL, by comparison, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights pursuant to and in accordance with the DGCL. Thus, it is possible that some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Nevada Reincorporation.
In addition, the NRS expressly permits directors and officers to consider all relevant facts, circumstances, contingencies or constituencies, including approving or taking an action that factors in the interest of stakeholders other than the corporation’s stockholders, such as employees, suppliers and the community. Under Delaware law, by comparison, there is no express statutory authority to consider such interests, and fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Nevada corporation, it is possible that our directors and officers may consider the interests of constituencies other than stockholders in a manner different from what Delaware law may permit.
An important area in which the law in Nevada differs in some respects from that of Delaware relates to anti-takeover protections. Both Delaware and Nevada permit a range of anti-takeover defenses, including poison pills. Both have prohibitions on business combinations with “interested stockholders” owning certain proportions of the outstanding shares, though they apply at different ownership thresholds and have differing moratorium periods: 15% of the voting power of the outstanding voting stock for three years in Delaware and 10% of the voting or investment power of the outstanding voting stock for up to four years in Nevada. Both allow for classified boards of directors, though there are different default standards for director removal: in Delaware, unless the certificate of incorporation provides otherwise, directors on a classified board may only be removed for cause and by the holders of at least a majority of the voting power of the outstanding shares entitled to vote at an election of directors, and in Nevada, there is no distinction between removals for cause and removals without cause, and a two-thirds vote is generally required to remove any director, unless a greater proportion is specified in the articles of incorporation. Another potential area of difference involves cash-out merger transactions (i.e., when one company buys another company and pays the stockholders of the acquired company in cash) and directors’ obligations: in such transactions and in general, the NRS allows directors to consider all relevant facts, circumstances, contingencies or constituencies, which may include the short-term and long-term interests of stockholders, but which may also include the interests of stakeholders other than stockholders. Delaware law, under certain circumstances, requires directors to attain the highest price reasonably available, although in many circumstances they are allowed, as directors of a Nevada corporation would be, to reject a potential transaction and consider the long-term interests of the corporation and its stockholders.
Finally, there are various important common law doctrines under Delaware law that have not been adopted by Nevada courts or adopted in the Nevada statutes.
Transaction Costs and Litigation Risk
We have incurred and will incur certain non-recurring costs in connection with the Nevada Reincorporation, including certain filing fees and legal and other transaction costs. As noted above, we may face legal challenges in connection with the Nevada Reincorporation, and we may also face additional media scrutiny. We believe a majority of these costs have already been incurred or will be incurred in connection with the delivery of this Information Statement to stockholders regardless of whether the Nevada Reincorporation is ultimately completed, except for any litigation related expenses that may arise, which we cannot predict. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Nevada Reincorporation.
It is also possible that the Nevada Reincorporation, regardless of merit, results in additional litigation, with additional expense, distraction and time, or that it does not diminish the expenses, distraction and time the Company currently spends in litigious disputes. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.
What Changes After Nevada Reincorporation?
The Nevada Reincorporation will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Nevada Reincorporation, we will be governed by the NRS instead of the DGCL, and we will be governed by the Nevada Charter and the Nevada Bylaws. The Delaware Charter and the Delaware Bylaws will no longer be applicable following completion of the Nevada Reincorporation. Copies of the Delaware Charter and Delaware Bylaws are included as Appendix C and Appendix D, respectively, to this Information Statement, and copies of the Nevada Charter and Nevada Bylaws are included as Appendix E and Appendix F, respectively, to this Information Statement.
Certain Differences Between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws
The Nevada Charter and the Nevada Bylaws have been drafted with an intent to substantially parallel the Delaware Charter and the Delaware Bylaws. However, there are differences between what your rights are under Delaware law and what they will be under Nevada law. In addition, there are differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws as they will be in effect after the Nevada Reincorporation, particularly with respect to changes (i) that are required by Nevada law or (ii) that are necessary in order to preserve the current rights of stockholders and powers of the Board following the Nevada Reincorporation. The following discussion is a summary of certain differences between the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. This summary does not cover all the differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws. This summary is subject to the complete text of the relevant provisions of the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. We encourage you to read those documents carefully.

Provision	Delaware	Nevada
Charter Regarding Limitation of Liability of Directors and Officers
The Delaware Charter provides that, to the fullest extent permitted by the laws of the State of Delaware, no director shall be personally liable to the Company or its stockholders for monetary damages for any breach of his or her fiduciary duties as a director.

The DGCL precludes exculpation for (a) any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, or (d) any transaction in which the director received an improper personal benefit.

The NRS, which the Nevada Charter follows, provides that directors and officers are not individually liable to the Company, its stockholders or creditors, unless the presumption of Nevada’s codified “business judgment rule” has been rebutted and it is proven that such person has breached such person’s fiduciary duties as a director or officer and such breach involved intentional misconduct, fraud or a knowing violation of law. Note that Nevada law, which covers both directors and officers, does not categorically exempt breaches of the duty of loyalty from exculpation. Liability of directors for improper payment of dividends is subject to the same exculpatory standard applicable to other liabilities.

Charter Regarding Forum Adjudication for Disputes
Under the Delaware Charter, the Delaware Court of Chancery is the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of fiduciary duty owed by any director, officer, or other employee or stockholder of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the DGCL, the Delaware Charter or Delaware Bylaws or as to which the DGCL confers exclusive jurisdiction on the Delaware Court of Chancery, or (4) any action asserting a claim governed by the internal affairs doctrine. The Delaware Charter further provide that the federal district court of the State of Delaware and the federal district courts of the United States of America are the sole and exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended.

Under the Nevada Charter, the Eighth Judicial District Court of the State of Nevada, in Clark County, Nevada shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative for any “internal action,” which are defined in the NRS as any action, suit or proceeding (1) brought in the name or right of the corporation or on its behalf (2) for or based upon any breach of any fiduciary duty owed by any director, officer, employee or agent of the corporation in such capacity, or (3) asserting a claim pursuant to any provision of the applicable title of the NRS or the Nevada Charter or Nevada Bylaws, or certain voting trust agreements. The Nevada Charter further provides that the federal district courts of the United States of America are the sole and exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended.

Bylaws Regarding Proxies
Under the DGCL and the Delaware Bylaws, no proxy authorized by a stockholder shall be voted or acted upon after three years from the date of its execution unless the proxy provides for a longer period.
The Nevada Bylaws provide that no proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period, which may not exceed seven years.

Provision	Delaware	Nevada
Bylaws Regarding Officers	The officers of the Company shall include a chief executive officer, a president and a secretary. The Company may have such other officers at the discretion of the Board.
The officers of the Company shall consist of a chief executive officer, a secretary, and a chief financial officer and any other officers as may be required under the NRS. The Company may have such other officers at the discretion of the Board.

Bylaws Regarding Notice of Stockholders’ Meetings
Under the Delaware Bylaws, a notice of a stockholders’ meeting must specify the place, if any, date and time of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

Under the Nevada Bylaws, a notice of a stockholders’ meeting must state the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders may be deemed present in person and vote at the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called.

Charter Regarding Removal of Directors
The Delaware Charter provides that subject to the rights of the holders of any series of preferred stock of the Company to elect directors, the Board or any individual director may be removed from office at any time either with or without cause by the affirmative vote of the holders of capital stock representing a majority of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote thereon; provided, however, that from and after the time when the Sponsor Stockholders (as defined in the Delaware Charter) first cease to beneficially own, in the aggregate, a majority of the voting power of all of the then outstanding shares of capital stock of the Company (a “Sponsor Trigger Event”), the Board or any individual director may be removed from office only for cause by the affirmative vote of the holders of capital stock representing at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote thereon.

The Nevada Charter provides that subject to the rights of the holders of any series of preferred stock of the Company to elect directors, the Board or any individual director may be removed from office at any time either with or without cause by the affirmative vote of the holders of capital stock representing at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote thereon and otherwise in accordance with the NRS.

Bylaws Regarding Committees	Under the DGCL and the Delaware Bylaws, a committee of the Board shall not have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter	The NRS does not contain a similar limitation on the authority of board committees. Under the Nevada Bylaws, a committee of the Board shall not have the power or authority to

Provision	Delaware	Nevada
	(other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Company.	take any action or assume any authority otherwise prohibited by applicable law.
Bylaws Regarding Acquisition of Controlling Interest Statutes
The Delaware Bylaws do not contain a provision relating to the acquisition of controlling interests in the Company, and the DGCL does not contain provisions similar to the NRS relating to the acquisition of controlling interests.

The Nevada Bylaws provide that the provisions of the NRS relating to acquisitions of controlling interests in the Company do not apply to any acquisition of shares of the Company’s capital stock. Please see the Company’s summary of the Nevada acquisition of controlling interest statutes in the section titled “Acquisition of Controlling Interests.”

Anti-Takeover Implications of the Nevada Reincorporation
The Nevada Reincorporation is not being effected to prevent a sale of the Company, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the Nevada Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law.
Delaware law and the Delaware Charter and Delaware Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by our Board can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, transactions approved by our Board may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets.
Our Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, providing them with considerable value for their shares. However, our Board believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give our Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value. Accordingly, the Delaware Charter and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.
Nevada law includes some additional features that may deter hostile takeover attempts. The Nevada Charter contains certain anti-takeover provisions similar to those set forth in the Delaware Charter; subject to the rights of the holders of any series of preferred stock to elect directors and the designation rights granted to the Sponsor Stockholders, both the Delaware Charter and Nevada Charter allow our Board to fill any directorship vacancies and to set the size of the Board. Notwithstanding these similarities, there are certain differences between Nevada and Delaware law which could have a bearing on unapproved takeover attempts. For example, as discussed in greater detail below, the NRS restricts certain business combinations with “interested stockholders” under narrower conditions than the DGCL does in certain respects. Additionally, directors of a Nevada corporation may be removed with or without cause by a stockholder vote of two-thirds (66 2/3%) of the outstanding voting power, unless the articles of incorporation provide for a higher proportion. This differs from removal under Delaware law, where the default standard is a majority of the outstanding stockholder voting power entitled to vote generally at an election of directors. The Nevada Charter provides that subject to the rights of the holders of any series of preferred stock of the Company to elect directors, the Board or any individual director may be removed from office at any time either with or without cause by the affirmative vote of the holders of capital stock representing at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote thereon and otherwise in accordance with the NRS. Further, Nevada also has a statute regulating the acquisition of certain “control shares” that can inhibit certain takeover attempts, but the Company has elected to opt out of the application of those statutes in the Nevada Charter.
Our Board may in the future propose other measures designed to address hostile takeovers apart from those discussed in this Information Statement, if warranted from time to time in the judgment of our Board.
Certain Differences in Stockholder Rights under Delaware and Nevada Law
The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Nevada Reincorporation, the rights of our stockholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws.
The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Nevada Reincorporation. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.
Increasing or Decreasing Authorized Capital Stock
The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares of a class or series of the corporation’s capital stock and correspondingly effect a forward or reverse split of the outstanding shares of such class or series (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who collectively hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision applicable to the Company given the Company’s capital structure.
Classified Board of Directors
The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If the board of directors is classified into three classes, the stockholders elect only one class each year, and each class would have a term of office of up to three years. The NRS also permits any Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually, meaning there may be up to four classes, each with a term of four years.
The Delaware Charter provides that our Board is classified into three classes. Similarly, the Nevada Charter provides for a classified Board that is classified into three classes.
Cumulative Voting
Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Under the DGCL, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also does not generally grant stockholders cumulative voting rights but permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.
The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.
Vacancies
Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.
The Delaware Charter provides that, subject to the rights of the holders of preferred stock and the stockholders party to the Stockholders Agreement (as defined below), vacancies shall be filled solely by the Board. Similarly, the Nevada Charter provides that, subject to the rights of the holders of preferred stock and the stockholders party to the Stockholders Agreement, vacancies shall be filled solely by the Board.
Removal of Directors
Under the DGCL, the holders of a majority of the voting power of the outstanding shares entitled to vote at an election of directors may vote to remove any director or the entire board with or without cause unless (i) the board is a classified board, in which case (unless the certificate of incorporation otherwise provides) directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. The NRS requires the vote of the holders of at least two-thirds (66 2/3%) of the voting power of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds of the voting power, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause (unless specified in the articles of incorporation). The provisions for the removal of directors under the Delaware Charter and Nevada Charter are described above.
Fiduciary Duties and Business Judgment
Nevada, like all jurisdictions, imposes fiduciary duties on directors and officers of Nevada corporations, but, unlike some other jurisdictions, including Delaware, fiduciary duties of directors and officers are defined by statute -- specifically, as the duty to exercise their powers in good faith, on an informed basis, and with a view to the interests of the corporation. Nevada also codifies its “business judgment rule.” Directors and officers, in making business decisions, are presumed to act in accordance with their fiduciary duties, as so defined, and they will not be liable for, nor will courts overturn, their business decisions, unless (i) that presumption has been rebutted, (ii) it is proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties, and (3) it is proven that such breach involved intentional misconduct, fraud or a knowing violation of law.
In performing such duties, directors and officers may exercise their business judgment in reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.
Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Nevada law extends the statutory protection for reliance on such persons to corporate officers unless otherwise waived.
Fiduciary Duty of Controlling Stockholder; Controlling Stockholder Transactions
Pursuant to the NRS, no stockholder (other than a “controlling stockholder” as discussed below) has any fiduciary duty to us or any other stockholder, and each stockholder (other than a “controlling stockholder”), regardless of such stockholder’s relative ownership of shares, is entitled to exercise or withhold the voting power of such shares in such stockholder’s personal interest and without regard to any other person or interest.
Under Nevada law, a “controlling stockholder” is defined as a stockholder of a corporation having the voting power, by virtue of such stockholder’s relative beneficial ownership of shares or otherwise pursuant to the articles of incorporation, to elect at least a majority of the corporation’s directors. In a controlling stockholder transaction that constitutes a “going private transaction”, the only fiduciary duty of a controlling stockholder of a corporation, in such person’s capacity as a stockholder, is to refrain from exerting undue influence over any director or officer of the corporation with the purpose and proximate effect of inducing a breach of fiduciary duty by such director or officer, for which breach the director or officer is liable pursuant to the NRS as described above, and which breach:
•
directly relates to the initiation, evaluation, negotiation, authorization or approval by the board of directors, or a committee thereof, of a contract or transaction to which the controlling stockholder or any of its affiliates or associates is a party or in which the controlling stockholder or any of its affiliates or associates has a material and nonspeculative financial interest; and

•
results in material, nonspeculative and non-ratable financial benefit to the controlling stockholder, which benefit excludes, and results in a material and nonspeculative detriment to the other stockholders generally.

However, the exercise or withholding of voting power by a controlling stockholder, or the indication or implication by a controlling stockholder as to whether or to what extent such voting power may be exercised or withheld, does not, by itself, constitute or indicate a breach of this limited fiduciary duty. A controlling stockholder is presumed to have not breached its fiduciary duty with respect to any contract or transaction if it is authorized or approved, or recommended to the board of directors, by a committee of the board consisting only of disinterested directors.
In Delaware, the courts apply enhanced scrutiny in certain scenarios involving the adoption of defensive measures, certain change of control transactions, and certain scenarios involving interference with stockholders’ voting rights. If enhanced scrutiny applies, the court generally reviews directors’ actions for reasonableness. Delaware courts apply the entire fairness standard of review where either (1) a majority of directors who made the challenged decision were interested or lacked independence or (2) the transaction involved a conflicted controlling stockholder. However, the DGCL provides that if a statutory safe harbor applies, the act or transaction cannot be the subject of equitable relief or give rise to an award of money damages against directors, officers, or controlling stockholders (or member of a control group), by reason of a claim based on breach of fiduciary duty by a director, officer or controlling stockholder (or member of a control group).
Section 144 of the DGCL provides safe harbor procedures for acts or transactions in which one or more directors or officers as well as controlling stockholders and members of control groups have interests or relationships that might render them interested or not independent with respect to the act or transaction. If one of the statutory safe harbors applies, the act or transaction at issue may not be the subject of equitable relief or give rise to an award of damages against a director, officer or controlling stockholders (or member of a control group), by reason of a claim based on breach of fiduciary duty by a director, officer or controlling stockholder (or member of a control group). Section 144 of the DGCL provides that certain acts or transactions involving interested directors or officers will be entitled to the benefit of the statutory safe harbor if the act or transaction is (i) approved or recommended by a majority of the disinterested directors, either serving on the board of directors or a committee of the board of directors, acting in good faith, without gross negligence and with knowledge as to the material facts, (ii) approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon, or (iii) fair to the corporation and its stockholders. If a majority of the directors are not disinterested directors with respect to the act or transaction, any such disinterested director approval or recommendation must be provided through a disinterested director committee that consists of two or more directors determined by the board of directors to be a disinterested director (as defined in Section 144 of the DGCL) with respect to the act or transaction. The

DGCL provides statutory definitions of what parties constitute a controlling stockholder or control group and safe harbor procedures that can be followed to insulate from challenge specified acts or transactions from which a controlling stockholder or control group receives a unique benefit.
A controlling stockholder transaction that does not constitute a “going private transaction” may be entitled to the statutory safe harbor protection if it is (i) approved or recommended by a majority of the directors serving on a fully empowered (including the authority to negotiate (or oversee the negotiation of) and to reject such controlling stockholder transaction) committee of disinterested directors acting in good faith, without gross negligence and with knowledge of the material facts (provided that the committee consists of two or more directors, each of whom the board of directors has determined to be a disinterested director with respect to the controlling stockholder transaction), (ii) approved or ratified by the informed and uncoerced vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon and is conditioned on such approval or ratification at or prior to the time it is submitted to stockholders, or (iii) fair to the corporation and its stockholders. A controlling stockholder transaction that constitutes a “going private transaction” may be entitled to the statutory safe harbor protection if items (i) and (ii) of the foregoing sentence are both obtained or the act or transaction is fair to the corporation and its stockholders. The DGCL provides criteria for determining the independence and disinterestedness of directors and stockholders and provides for a rebuttable presumption of independence where directors of public corporations satisfy exchange rules for independence.
Flexibility for Decisions, Including Takeovers
Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are generally granted the benefits of the protections of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the protections of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat; however, the NRS clarifies that this heightened standard does not apply to (i) actions that only affect the time of the exercise of stockholders’ voting rights or (ii) the adoption or signing of stockholder rights plans commonly referred to as “poison pills”.
In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent or subjected to bankruptcy proceedings.
The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. Delaware law generally provides that the purpose of directors’ and officers’ fiduciary duties is to advance the best interests of the corporation and its stockholders, although in many circumstances, directors and officers can take into account a range of factors in advancing those interests. In a number of cases and in certain situations, however, Delaware law has been interpreted to provide that fiduciary duties may require directors to accept the highest offer that is reasonably obtainable regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Limitation on Personal Liability of Directors and Officers
Both Delaware corporations, by way of permitted provisions in corporate charter documents, and Nevada corporations, by way of statutory provisions that apply unless the corporate charter documents provide for greater liability, may eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for the director’s or officer’s actions in such capacity, subject to the differences discussed below.
The DGCL precludes limitations of personal liability of directors and executive officers, as may be included in the certificate of incorporation, for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct, transactions from which the director or officer derived an improper personal benefit, and, in the case of directors, for the payment of unlawful dividends, stock repurchases or redemptions, and, in the case of officers, in any action by or in the right of the corporation. Under the NRS, for directors and officers to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the standard described above for the business judgment rule applies – the presumption of acting in compliance with fiduciary duties must be rebutted, it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and it must be proven that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not treat as categorically excluded from its protections breaches of the duty of loyalty or transactions from which a director derives an improper personal benefit. Personal liability of directors for distributions made in violation of the NRS is limited by the same standard. Both the DGCL and the NRS permit limitation of liability for both directors and officers (subject to certain exceptions), though the NRS expressly also applies this limitation with respect to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute as a default. Under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in a company’s most recent SEC filings) is authorized only in connection with direct claims brought by stockholders, including class actions. Delaware law does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.
As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. Both the Delaware Charter and the Nevada Charter provide a limitation to director liability to the fullest extent permitted by Delaware and Nevada law, respectively. The Delaware Charter does not currently provide for exculpation of officers, whereas the Nevada Charter does, in accordance with Nevada law.
Jury Waiver
As permitted by the NRS, the Nevada Charter will provide that any internal action (i.e., an action: brought in the name or right of the corporation or on its behalf; for or based upon any breach of any fiduciary duty owed by any director, officer, employee or agent of the corporation in such capacity; or asserting a claim pursuant to any provision of the applicable title of the NRS or the Nevada Charter or Nevada Bylaws) to be tried in any court of the State of Nevada must be tried before the presiding judge as the trier of fact, and not before a jury. This requirement conclusively operates as a waiver of the right to trial by jury by each party to any such internal action to which this requirement applies.
Indemnification
The DGCL and the NRS each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.
In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another entity. The person seeking such statutory indemnity may recover as long as he or she acted in good faith and in a manner the person reasonably believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity under the statutory mechanism may also be indemnified if he or she would not be liable for breach of his or her fiduciary duties under Nevada’s statutory test. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.
In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person pursuant to the statutory mechanism if the person was adjudged to be liable to the corporation unless a court otherwise orders.
No corporation may indemnify a party under the relevant discretionary statutory mechanism unless the party has been successful on the merits or otherwise in defense of the action, suit or proceeding or the corporation decides that indemnification is proper. Under the DGCL, the corporation, through its stockholders, disinterested directors or independent legal counsel, will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the indemnification mechanism available under the NRS, the corporation, through its stockholders, disinterested directors or independent counsel, must determine that the indemnification is proper.
The indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.
Both the Delaware Bylaws and the Nevada Bylaws provide for mandatory indemnification to the fullest extent permitted by the applicable laws for its directors and officers, subject to certain exceptions.
Advancement of Expenses
The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. The Delaware Bylaws provide that the Company shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by any officer or director of the Company, upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under the Delaware Bylaws or otherwise. The Delaware Bylaws further provide that the Company may pay the expenses incurred by former directors and officers or other current or former employees or agents of the Company or by persons currently or formerly serving in certain roles at the request of the Company, in certain covered proceedings in advance of their final disposition; upon such terms and conditions, if any, as the Company deems appropriate.
Under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay the expenses of officers and directors in advance of the final disposition of an action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation. The Nevada Bylaws are substantially similar to the Delaware Bylaws with respect to the advancement of expenses.
Director Compensation
The DGCL does not have a specific statute on the fairness of director compensation, but expressly provides that unless otherwise provided in a corporation’s certificate of incorporation, the board of directors has authority to fix compensation of directors. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

Action by Written Consent of Directors
The DGCL and NRS provide that, unless the certificate or articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing, provided that, in certain circumstances, the NRS permits a director to abstain in writing from providing consent to the action.
Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit board action by written consent.
Actions by Written Consent of Stockholders
The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders as of the record date for the action by consent who did not consent in writing and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. There is no equivalent requirement under the NRS.
The NRS provides that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of voting power is required. The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws.
The Delaware Charter and the Nevada Charter allow, subject to the rights of the holders of any series of preferred stock and prior to the occurrence of the Sponsor Trigger Event, stockholder action by written consent.
Dividends and Distributions
Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation, and Delaware law prohibits a corporation from declaring or paying a dividend, or redeeming or repurchasing shares of its stock, if the corporation is insolvent or would be rendered insolvent as a result of the dividend, redemption or repurchase.
The NRS defines a distribution as a direct or indirect transfer of money or other property, other than the corporation’s own shares or the incurrence by the corporation of indebtedness, to or for the benefit of all holders of shares of any one or more classes or series of the capital stock of the corporation, with respect to such shares. A distribution may be in the form of a declaration or payment of a dividend, a purchase, redemption or other acquisition of shares, a distribution of indebtedness, or otherwise. The NRS provides that no distribution may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, or any other method that is reasonable in the circumstances, in determining that a distribution is permitted under the NRS.
The Delaware Charter and the Nevada Charter generally provide that subject to applicable law and the rights, if any, of the holders of any outstanding series of preferred stock or any class or series of stock having a preference over or the right to participate with the Class A Common Stock and Class D Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Class A Common Stock and Class D Common Stock out of the assets or funds of the Company that are by law available therefor, at such times and in such amounts as the Board in its discretion shall determine. Further, the Delaware Charter and the Nevada Charter provide that other than in connection with a dividend declared by the Board in connection with a “poison pill” or similar stockholder rights plan, dividends shall not be declared or paid on the Class B Common Stock or Class C Common Stock and the holders of shares of Class B Common Stock or the Class C Common Stock shall have no right to receive dividends in respect of such shares of Class B Common Stock or the Class C Common Stock.
Restrictions on Business Combinations
Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Section 203 of the DGCL and NRS 78.411 to 78.444, inclusive.
Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of a corporation are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. In general, for purposes of Section 203 of the DGCL, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within the past three years did own, 15% or more of the voting power of the corporation’s outstanding voting stock.
The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the voting power of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time such stockholder becomes an interested stockholder, the board of directors approves the business combination, and it is also approved at a stockholder meeting by at least two-thirds (66 2/3%) of the outstanding voting power of the voting stock not owned by the interested stockholder.
In comparison, the Nevada statute (NRS 78.411 to 78.444, inclusive) similarly restricts business combinations, but subject to more demanding parameters. The NRS imposes a moratorium of up to four years versus Delaware’s three-year moratorium on business combinations. An interested stockholder is defined as a beneficial owner of 10% or more of the voting power. The moratorium can be avoided by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors. After the person becomes an interested stockholder, the combination must be approved by the board of directors and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, at a meeting of the stockholders. Finally, after the two-year period, up to four years from the date the person first became an interested stockholder, a combination remains prohibited unless: (i) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates; or (ii) the consideration to be received by the disinterested stockholders satisfies certain requirements. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.
Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has opted out of the business combination provisions of Section 203 of the DGCL. However, the Delaware Charter contains provisions that are similar to Section 203. Specifically, the Delaware Charter provides that, subject to certain exceptions, the Company is not able to engage in a “business combination” with any “interested stockholder” for three years following the date that the person became an interested stockholder, unless the interested stockholder attained such status with the approval of our Board or unless the business combination is approved in a prescribed manner. A “business combination” includes, among other things, a merger or consolidation involving us and the “interested stockholder” and the sale of more than 10% of our assets. In general, an “interested stockholder” is any entity or person beneficially owning 15% or more of our outstanding voting stock and any entity or person affiliated with or controlling or controlled by such entity or person.
In the Nevada Charter, we will opt out of the business combination provisions the NRS in the Nevada Charter. However, similar to the Delaware Charter, the Nevada Charter will contain provisions that are similar to some of the business combination provisions in the NRS. Specifically, the Nevada Charter will provide that, subject to certain exceptions, the Company is not able to engage in a “business combination” with any “interested stockholder” for three years following the date that the person became an interested stockholder, unless the interested stockholder attained such status with the approval of our Board or unless the business combination is approved in a prescribed manner. A “business combination” includes, among other things, a merger or consolidation involving us and the “interested stockholder” and the sale of more than 5% of our assets. In general, an “interested stockholder” is any entity or person beneficially owning 10% or more of our outstanding voting stock and any entity or person affiliated with or controlling or controlled by such entity or person.
Any opt-out of the business combination provisions of the NRS must be contained in an amendment to the articles of incorporation of a Nevada corporation approved by a majority of the outstanding voting power not then owned by interested stockholders, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment.
Acquisition of Controlling Interests
In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects a corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive, which are sometimes referred to as the Nevada “control share” statute. Delaware law does not have similar provisions.
Pursuant to the Nevada control share statute, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at an annual meeting or a special meeting of such stockholders held upon the request and at the expense of the acquiring person. The control share statute provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares that it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to assert dissenter’s rights under NRS 92A.300 through 92A.500, inclusive, and demand payment for the fair value of such person’s shares in accordance with such statutes.
The control share statute does not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, the control share statute provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business in Nevada directly or through an affiliated corporation. The control share statute provides that the corporation may impose stricter requirements if it so desires.
Corporations are entitled to opt out of the above controlling interest provisions of the NRS. In the Nevada Charter, the Company has opted out of these provisions.

Stockholder Vote for Mergers, Asset Sales and Other Corporate Reorganizations
Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling, leasing or exchanging all or substantially all of its assets must authorize such merger or sale of assets by vote of a majority of the voting power of the outstanding shares of capital stock entitled to vote thereon (except in certain limited circumstances). The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of nearly, but not absolutely, all of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.
The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation surviving in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.
Appraisal or Dissenter’s Rights
In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to demand a payment in cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.
Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation, conversion, transfer, domestication or continuance (subject to certain exceptions as set forth in Section 262 of the DGCL), provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date fixed to determine the stockholders entitled to act without a meeting or the stockholders entitled to notice of the meeting to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, in each case unless the stockholders are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance to accept in exchange for their shares anything other than shares of stock of the surviving or resulting corporation, or of the converted entity if such entity is a corporation as a result of the conversion (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.
In addition, Section 262 of the DGCL allows beneficial owners of shares to demand an appraisal of such beneficial owner’s shares and to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation, conversion, transfer, domestication or continuance. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.
Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the stockholder approval is not required under the NRS due to the satisfaction of the specified ownership threshold requirement, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except in certain circumstances where the stockholder would not be entitled to receive such payment pursuant to the NRS. Additionally, under the NRS, a beneficial owner of shares may assert dissenter’s rights as to shares held on such beneficial owner’s behalf only if the beneficial owner: (a) submits to the corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial owner asserts dissenter’s rights; and (b) does so with respect to all shares of which such beneficial owner is the beneficial owner or over which such beneficial owner has power to direct the vote.
Holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders with a market value of at least $20 million (exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares), and any shares issued by an open-end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, a publicly traded security that satisfies certain requirements in the NRS at the time the corporate action becomes effective, or any combination thereof. The exception is also unavailable in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation and (ii) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.
The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.
Special Meetings of Stockholders
The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.
Under the Delaware Charter, a special meeting of stockholders may be called only by (i) the chairperson of the Board (if any), (ii) the chief executive officers or (iii) the Board pursuant to a resolution adopted by a majority of the total number of authorized directors. The Nevada Charter contains substantially similar provisions.
Annual Meetings Pursuant to Petition of Stockholders
The DGCL provides that a director or a stockholder of a corporation may apply to the Delaware Court of Chancery if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.
Under the NRS, stockholders having not less than 15% of the voting power may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Meetings
Under the DGCL, if a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date to determine stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.
In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.
The Delaware Bylaws provide that if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. The Nevada Bylaws contain substantially similar provisions.
Duration of Proxies
Under the DGCL, a proxy executed by a stockholder will remain valid for a period of up to three years, unless the proxy provides for a longer period. The DGCL provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.
Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable, but the proxy is irrevocable only for so long as it is coupled with an interest sufficient in law to support an irrevocable power, including interests specified in the NRS.
Quorum and Voting
The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the voting power of the shares entitled to vote at the meeting (subject to certain exceptions in respect of class or series votes). If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the voting power of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares present at the meeting (in person or represented by proxy) and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present (in person or represented by proxy) at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series or classes or series is required, a majority of the outstanding voting power of the shares of such class or series or classes or series shall constitute a quorum entitled to take action with respect to the vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present (in person or represented by proxy) at the meeting shall be the act of such class or series or classes or series.
Under the DGCL, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors. The Delaware Bylaws provide that unless otherwise provided by law, the Delaware Charter or the Delaware Bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote at the meeting, present in person, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. The Delaware Bylaws provide that except as otherwise provided by the Delaware Charter, at all duly called or convened meetings of stockholders at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. The Delaware Bylaws also provide that, except as otherwise provided by the Delaware Charter, the Delaware Bylaws, the rules and regulations of any applicable stock exchange or any applicable law or regulation, each other matter presented to the stockholders at a duly called or convened meeting at which a quorum is present shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker nonvotes) on such matter.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote. The Nevada Bylaws contain quorum and voting provisions substantially similar to those in the Delaware Bylaws.
Stockholder Inspection Rights
The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder. Stockholders or beneficial owners seeking to inspect books and records to investigate wrongdoing must also state a credible basis to infer wrongdoing. The Delaware statute generally limits the scope of documents that can be obtained to specified books and records, such as governing documents, annual financial statements, communications with stockholders, and minutes of the board of directors and materials provided to the board of directors. The statute, however, also preserves an exception for stockholders to obtain information beyond specified records where a corporation does not have certain categories of information or where stockholders show, among other things, a compelling need for additional records.
Inspection rights under Nevada law are more limited. NRS 78.105 grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand, the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of record of the corporation, showing their places of residence, if known, and the number of shares held by them, respectively. Nevada law further provides that a corporation is not required to keep a list of any person who is a beneficial owner of any shares who is not simultaneously the stockholder of record of such shares. Any stockholder or other person making a demand under NRS 78.105 must furnish an affidavit to the corporation stating that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that the stockholder or other person has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such sale or offer for sale.
In addition, NRS 78.257 grants certain stockholders the right to inspect the books of account and financial statements of a corporation for any purpose related to the stockholder’s interest as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder of record who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. Any person making such a demand shall furnish an affidavit to the corporation stating that the inspection is not desired for any purpose not related to his or her interest as a stockholder. Further, as a condition to such inspection right, the board of directors may require the stockholder and each other person exercising such right to enter into and comply with a confidentiality agreement having such terms and scope as are reasonably related to protecting the legitimate interests of the corporation. However, the inspection rights discussed in this paragraph do not apply to any corporation, such as the Company, that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.
First Amendment to the Amended and Restated LLC Agreement of Brilliant Earth, LLC
Brilliant Earth, LLC Agreement
In connection with the Nevada Reincorporation, the Company, as managing member and manager of Brilliant Earth, LLC, will amend Brilliant Earth, LLC’s amended and restated limited liability company agreement (the “Brilliant Earth LLC Agreement”) to replace references of the Company as a Delaware corporation to the Nevada Corporation.

Business Opportunities
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his or her duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.
Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.
The Delaware Charter provides that to the fullest extent permitted by the laws of the State of Delaware and in accordance with Section 122(17) of the DGCL, (i) the Company renounces all interest and expectancy that it otherwise would be entitled to have in, and all rights to be offered an opportunity to participate in, any business opportunity that from time to time may be presented to (1) Mainsail Partners III, L.P., a Delaware limited partnership (“Mainsail Partners”), any directors who are employees of or affiliates of Mainsail Partners (other than any such director who is also an employee of the Company or its subsidiaries), or (2) any director or stockholder who is not employed by the Company or its subsidiaries (each such person, an “Exempt Person”); (ii) no Exempt Person will have any duty to refrain from (1) engaging in a corporate opportunity in the same or similar lines of business in which the Company or its subsidiaries from time to time is engaged or proposes to engage or (2) otherwise competing, directly or indirectly, with the Company or any of its subsidiaries; and (iii) if any Exempt Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity both for such Exempt Person or any of his or her respective affiliates, on the one hand, and for the Company or its subsidiaries, on the other hand, such Exempt Person shall have no duty to communicate or offer such transaction or business opportunity to the Company or its subsidiaries and such Exempt Person may take any and all such transactions or opportunities for itself or offer such transactions or opportunities to any other person; provided, however, that the foregoing shall not apply to any potential transaction or business opportunity that is expressly offered to a director, executive officer or employee of the Company or its subsidiaries, solely in his or her capacity as a director, executive officer or employee of the Company or its subsidiaries. The Nevada Charter contains substantially similar provisions.
Franchise Tax Savings and Filing Fees
The Company’s current status as a Delaware corporation physically located in California requires the Company to comply with franchise tax obligations in both Delaware and California. For the most recent franchise tax period, the Company paid franchise taxes to the state of Delaware, which will no longer be required to be paid if the Nevada Reincorporation is completed. If the Nevada Reincorporation is completed, our current annual fees in Nevada will consist of an annual state business license fee and the fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value.
The Company will continue to pay annual filing fees to qualify as a foreign jurisdiction in California, and there are certain immaterial fees associated with effecting the Nevada Reincorporation via conversion that the Company will be required to pay.
What Doesn’t Change After Nevada Reincorporation?
Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS, upon completion of the Nevada Reincorporation, the Company will continue to exist, without interruption, in the form of a Nevada corporation. By virtue of the Nevada Reincorporation, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, the Nevada Corporation will have all debts, liabilities and duties of the Company and the same may be enforced against the Nevada Corporation.

No Change in Business, Jobs or Physical Location
The Nevada Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities (including our corporate headquarters), number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Nevada Reincorporation).
Our management, including all directors and officers and the positions they respectively hold, will be unchanged as a result of the Nevada Reincorporation. To the extent that the Nevada Reincorporation will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Nevada Reincorporation. The Company does not expect that any such required consent will impede its ability to reincorporate to Nevada. The Nevada Reincorporation will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Nevada Corporation.
Multi-Class Capital Structure
The Nevada Reincorporation will not result in any change to the multi-class capital structure of the Company.
Shares of Nevada Corporation Class B Common Stock will be issued only to the extent necessary to maintain a one-to-one ratio between the number of common units of Brilliant Earth, LLC (the “LLC Interests”) held by the holders of LLC Interests, our Class B Common Stock and Class C Common Stock, the Founders (as defined below) and Mainsail (collectively, the “Continuing Equity Owners”) (other than Beth Gerstein, Eric Grossberg and Just Rocks (collectively, the “Founders”), except in certain circumstances) and the number of shares of our Nevada Corporation Class B Common Stock issued to the Continuing Equity Owners (other than the Founders, except in certain circumstances). Shares of Nevada Corporation Class B Common Stock are transferable only together with an equal number of LLC Interests. The outstanding shares of Class B Common Stock will be convertible at the option of the holder into shares of Nevada Corporation Class A Common Stock on a one-for-one basis. Once converted into Nevada Corporation Class A Common Stock, Nevada Corporation Class B Common Stock will not be reissued.
Shares of Nevada Corporation Class C Common Stock will be held by our Founders and will be issued only to the extent necessary to maintain a one-to-one ratio between the number of LLC Interests held by our Founders and the number of shares of Nevada Corporation Class C Common Stock issued to our Founders. Shares of Nevada Corporation Class C Common Stock are transferable only together with an equal number of LLC Interests. Upon the exchange of an LLC Interest (together with a share of Nevada Corporation Class C Common Stock) for Nevada Corporation Class D Common Stock, the shares of Nevada Corporation Class C Common Stock will be automatically canceled with no consideration and no longer outstanding. Each share of Nevada Corporation Class C Common Stock will also automatically convert into one share of Nevada Corporation Class B Common Stock upon the earlier of (1) the 10-year anniversary of the date of the closing of our initial public offering of our Class A Common Stock in September 2021 (the “IPO”) and (2) the date on which the Founders cease to hold at least 8% of the aggregate number of shares of all classes of common stock then outstanding, assuming exchange of all LLC Interests (the “Sunset Date”). Once converted into Nevada Corporation Class B Common Stock or Nevada Corporation Class D Common Stock, Nevada Corporation Class C Common Stock will not be reissued.
Shares of Class D Common Stock can only be held by our Founders or their permitted transferees. The outstanding shares of Nevada Corporation Class D Common Stock will be convertible at the option of the holder into shares of Nevada Corporation Class A Common Stock on a one-for-one basis. In addition, each share of Nevada Corporation Class D Common Stock will convert automatically into one share of Nevada Corporation Class A Common Stock upon any transfer, whether or not for value, except for certain affiliate transfers described in our Nevada Charter among the Founders, and their respective affiliates as of the date of the consummation of this offering. Each share of Nevada Corporation Class D Common Stock will also automatically convert into one share of Nevada Corporation Class A Common Stock upon the earlier of the Sunset Date. Once converted into Nevada Corporation Class A Common Stock, Nevada Corporation Class D Common Stock will not be reissued.
Stockholders Agreement
In connection with the IPO, we entered into a Stockholders Agreement (the “Stockholders Agreement”) with (i) Mainsail Partners and the Mainsail Holdcos (as defined in the Stockholders Agreement), and (ii) Just Rocks granting such parties certain board designation rights so long as each maintains a specified percentage of ownership of our outstanding common stock. The Nevada Reincorporation will not result in any change to the Stockholders Agreement and the Stockholders Agreement will continue in effect in accordance with its terms.

No Securities Law Consequences
We will continue to be a publicly held company following completion of the Nevada Reincorporation, and our Class A common stock will continue to be listed on The Nasdaq Global Market and traded under the symbol “BRLT.” The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of our Class A Common Stock as a result of the Nevada Reincorporation. We and our stockholders will be in the same respective positions under the federal securities laws after the Nevada Reincorporation as we and our stockholders were prior to the Nevada Reincorporation.
No Material Accounting Implications
Effecting the Nevada Reincorporation will not have any material accounting implications.
Certain Federal Income Tax Consequences
The following discussion summarizes certain U.S. federal income tax consequences of the Nevada Reincorporation to holders of the shares of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock, each of which share is converted into one outstanding share of Nevada Corporation Class A Common Stock, Nevada Corporation Class B Common Stock, Nevada Corporation Class C Common Stock and Nevada Corporation Class D Common Stock, as applicable, in connection with the Nevada Reincorporation.
This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated or proposed thereunder (collectively, the “Treasury Regulations”), judicial authority, and administrative rulings and practice, all as in effect as of the date of this Information Statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of the Common Stock that are U.S. holders (as defined below) and that hold their shares of common stock as “capital assets” within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of the Common Stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), holders that acquired their shares of common stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, holders that hold their shares of common stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment or other risk-reduction transaction for U.S. federal income tax purposes and persons that actually or constructively own 5% or more of the voting power, or 5% or more of the total value, of the Common Stock. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences.
For purposes of this section, a “U.S. holder” is a beneficial owner of the Common Stock that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States; (ii) a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of the Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding the Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Nevada Reincorporation.

U.S. FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES
Treatment of the Nevada Reincorporation
We intend the Nevada Reincorporation, for U.S. federal income tax purposes, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Nevada Reincorporation qualifies as a “reorganization” within the meaning of Section 368(a)(1) (F) of the Code, then, for U.S. federal income tax purposes:
•
No gain or loss will be recognized by, and no amount will be included in the income of, a holder of the Common Stock upon the conversion of such Common Stock into the Nevada Corporation Common Stock in connection with the Nevada Reincorporation;

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The aggregate tax basis of the shares of the Nevada Corporation Common Stock received by a holder of shares of the Common Stock in connection with the Nevada Reincorporation will equal the aggregate tax basis of the shares of the Common Stock converted into such shares of the Nevada Corporation Common Stock; and

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The holding period of the shares of the Nevada Corporation Common Stock received by a holder of the Common Stock in connection with the Nevada Reincorporation will include the holding period of the common stock converted into such shares of the Nevada Corporation Common Stock.

Stockholders that have acquired different blocks of the Common Stock at different times or at different prices, and whose blocks of such Common Stock are converted into shares of Nevada Corporation Common Stock in connection with the Nevada Reincorporation, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of the Nevada Corporation Common Stock.
Additional Information
Regulatory Matters
In connection with the Nevada Reincorporation, the Company intends to make filings with the Secretary of State of Nevada and the Secretary of State of Delaware and does not anticipate making any other filings to effect the Nevada Reincorporation. Nonetheless, we may face legal challenges to the Nevada Reincorporation, including, among others, stockholder challenges under Delaware law, arising from the Nevada Reincorporation.
Additional Information About the Company
The Company is subject to the reporting requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K with the SEC. Please refer to the publicly filed documents of the Company, including its most recent Forms 10-K and 10-Q.
Appraisal Rights
If the Nevada Reincorporation is completed, holders of record and beneficial owners of our Class B Common Stock, Class C Common Stock and Class D Common Stock who (1) do not vote in favor of the approval and adoption of, or consent in writing to, the Nevada Reincorporation Resolutions (including the Nevada Reincorporation); (2) properly demand in writing an appraisal of their shares; (3) continuously hold of record or beneficially own their shares on the date of making such demand and through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL (“Section 262”); and (5) do not withdraw their demands, waive, fail to perfect or otherwise lose their rights to appraisal may, subject to the conditions thereof, be entitled to the “fair value” of their shares in cash as determined by the Delaware Court of Chancery pursuant to Section 262 in connection with the Nevada Reincorporation pursuant to Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” are to a record holder of Class B Common Stock, Class C Common Stock or Class D Common Stock, all references in Section 262 and in this summary to “beneficial owner” mean a person who is the beneficial owner of shares of Class B Common Stock, Class C Common Stock or Class D Common Stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available, without subscription or cost, at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that the record holders or beneficial owners of our Class B Common Stock exercise their appraisal rights under Section 262. RECORD HOLDERS (AND BENEFICIAL OWNERS) OF OUR CLASS B COMMON STOCK AND CLASS C COMMON STOCK SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.
Under Section 262, if the Nevada Reincorporation is completed, holders of record and beneficial owners of our Class B Common Stock, Class C Common Stock or Class D Common Stock who (1) deliver a written demand for appraisal of such person’s shares of our Class B Common Stock, Class C Common Stock or Class D Common Stock to us within 20 days after the date of this Information Statement; (2) do not consent in writing to or otherwise vote in favor of the approval and adoption of the Nevada Reincorporation Resolutions (including the Nevada Reincorporation); (3) continuously hold of record or beneficially own such shares on the date of making the demand for appraisal through the Effective Time; (4) do not waive, withdraw, fail to perfect or otherwise lose their right to demand appraisal; and (5) otherwise comply with the procedures set forth in Section 262 may be entitled to receive a payment in cash equal to the “fair value” of their shares of our Class B Common Stock, Class C Common Stock or Class D Common Stock as determined by the Delaware Court of Chancery, in lieu of the shares of the Nevada Corporation Class B Common Stock, Nevada Corporation Class C Common Stock or Nevada Corporation Class D Common Stock, as applicable, as set forth in the Nevada Reincorporation Resolutions and the Plan of Conversion, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the converted corporation in the Nevada Reincorporation to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below. Elements of future value, including the nature of the enterprise, that are known or susceptible of proof as of the date of the conversion and not the product of speculation bay be considered by the Delaware Court of Chancery when determining “fair value” of shares, but such determination is exclusive of any element of value arising from the accomplishment or expectation of the Nevada Reincorporation.
Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on the amount determined to be the fair value of the shares subject to appraisal will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the converted corporation makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest theretofore accrued, unless paid at that time). The converted corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, when a conversion is approved by written consent without a meeting pursuant to Section 228 of the DGCL, as is the case with the Nevada Reincorporation, Section 262 requires that either the converting corporation before the effective date of the conversion, or the converted entity within 10 days after such effective date, notify each stockholder of the converting corporation who is entitled to appraisal rights that appraisal rights are available and include in such notice a copy of Section 262 or information directing the stockholder to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. Such notice may, and if given on or after the effective date of the conversion must, also notify the stockholder of the effective date of the conversion. As of the date of this Information Statement, the Company has obtained sufficient consents to approve the Nevada Reincorporation (including the Plan of Conversion, Nevada Charter and Nevada Bylaws). Accordingly, this Information Statement constitutes the required notice pursuant to Section 262(d)(2) of the DGCL to the holders of record and beneficial owners of our Class B Common Stock, Class C Common Stock and Class D Common Stock that appraisal rights are available in connection with the Nevada Reincorporation, and the full text of Section 262 is available, without subscription or cost, at the following URL: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Nevada Reincorporation, any holder of record or beneficial owner of shares of our Class B Common Stock, Class C Common Stock or Class D Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such person’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses appraisal rights will be entitled to receive only the shares of Nevada Corporation Class B Common Stock, Nevada Corporation Class C Common Stock or Nevada Corporation Class D Common Stock, as applicable, described in the Nevada Reincorporation Resolutions and the Plan of Conversion. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of our Class B Common Stock, Class C Common Stock or Class D Common Stock, we believe that if a person is considering exercising such rights, such person should seek the advice of legal counsel.
Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of our Class B Common Stock, Class C Common Stock or Class D Common Stock must do ALL of the following:
•	such person must not consent in writing to or otherwise vote in favor of the approval and adoption of the Nevada Reincorporation Resolutions (including the Nevada Reincorporation);
•	such person must deliver to us a written demand for appraisal within 20 days after the date of this Information Statement; and
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such person must continuously hold of record or beneficially own the shares of our Class B Common Stock, Class C Common Stock or Class D Common Stock from the date of making the demand through the Effective Time (a person will lose appraisal rights if, among other things, the person transfers the shares before the Effective Time).

As described below, within 120 days after the Effective Time, but not thereafter, an appraisal proceeding must be commenced by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The Nevada Corporation is under no obligation, and the Company has no present intention, to file such a petition, and stockholders and beneficial owners should not assume that the Nevada Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our Class B Common Stock, Class C Common Stock or Class D Common Stock.
Filing Written Demand
A person wishing to exercise appraisal rights must deliver to us, within 20 days after the date of this Information Statement, a written demand for the appraisal of such person’s shares. In addition, that person must not consent in writing to or otherwise vote in favor of the approval and adoption of the Nevada Reincorporation Resolutions (including the Nevada Reincorporation). Consenting in writing to or voting in favor of the approval and adoption of the Nevada Reincorporation Resolutions (including the Nevada Reincorporation) will constitute a waiver of appraisal rights in respect of the shares so voted and will nullify any previously delivered written demands for appraisal. A person exercising appraisal rights must own or hold, as applicable, beneficially or of record, the shares for which appraisal is demanded on the date the written demand for appraisal is delivered and must continue to hold or own, as applicable, such shares through the Effective Time. Neither withholding consent nor abstaining from voting or failing to vote with respect to the approval of the approval and adoption of the Nevada Reincorporation Resolutions (including the Nevada Reincorporation) will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. A person’s failure to make the written demand within 20 days after the date of this Information Statement will constitute a waiver of appraisal rights.
In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform us of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares of Class B Common Stock, Class C Common Stock or Class D Common Stock. In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which such beneficial owner consents to receive notices given by the converted corporation and to be set forth on the verified list (as defined below).

All written demands for appraisal pursuant to Section 262 should be mailed or delivered, no later than December 10, 2025, to:
Brilliant Earth Group, Inc.
300 Grant Avenue, Third Floor
San Francisco, California 94108
Attention: Corporate Secretary
At any time within 60 days after the Effective Time, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered pursuant to the Nevada Reincorporation Resolutions and the Plan of Conversion, by delivering to us, as the converted corporation, a written withdrawal of the demand for appraisal. Any withdrawal of a demand for appraisal made more than 60 days after the Effective Time may only be made with the written approval of the converted corporation. A withdrawal of a person’s demand for appraisal will be deemed to be an acceptance of the shares of Class B Common Stock or Class C Common Stock to which such withdrawing person is entitled pursuant to the Nevada Reincorporation Resolutions and the Plan of Conversion. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (which we refer to as a “reservation”) for any application (as defined below) to the Delaware Court of Chancery; provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the applicable share of Nevada Corporation Class B Common Stock, Nevada Corporation Class C Common Stock or Nevada Corporation Class D Common Stock within 60 days after the Effective Time. If the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, or the Nevada Corporation does not approve a person’s request to withdraw a demand for appraisal when such approval is required, such person will be entitled to receive only the fair value determined in any such appraisal proceeding, which value could be less than, equal to or more than the value of the shares of Nevada Corporation Class B Common Stock, Nevada Corporation Class C Common Stock or Nevada Corporation Class D Common Stock, as applicable, being offered pursuant to the Plan of Conversion.
Filing a Petition for Appraisal
Within 120 days after the Effective Time, but not thereafter, the converted corporation or any person who has delivered a demand for appraisal and complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the converted corporation in the case of a petition filed by any person other than the converted corporation, demanding a determination of the fair value of all of the shares held by all dissenting stockholders entitled to appraisal. The converted corporation is under no obligation, and the Company has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our Class B Common Stock, Class C Common Stock or Class D Common Stock. Accordingly, any persons who desire to have their shares of our Class B Common Stock, Class C Common Stock or Class D Common Stock appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of our Class B Common Stock, Class C Common Stock or Class D Common Stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.
Within 120 days after the Effective Time, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the converted corporation a statement setting forth the aggregate number of shares not voted in favor of the approval and adoption of the Nevada Reincorporation Resolutions (including the Nevada Reincorporation) and with respect to which we have received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand for appraisal directly, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of this aggregate number). Such statement must be given within ten days after receipt by the converted corporation of the written request for such a statement or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for an appraisal is duly filed by any person other than the converted corporation, service of a copy thereof must be made upon the converted corporation, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order the Register in Chancery to give notice of the time and place fixed for the hearing of such petition to the converted corporation and all of the persons shown on the verified list at the addresses stated therein. The costs of any such notice are borne by the converted corporation.
After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by stock certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. Accordingly, persons holding stock represented by stock certificates and wishing to seek appraisal of their shares are cautioned to retain their stock certificates pending resolution of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application by the converted corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of our Class B Common Stock, Class C Common Stock or Class D Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Nevada Reincorporation, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the converted corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the converted corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (x) the difference, if any, between the amount paid by the converted corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest accrued before such voluntary cash payment, unless paid at that time.
In determining fair value of shares of capital stock, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings, prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the transaction that “throw any light on future prospects” of the corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation” of the transaction. In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the [transaction] and not the product of speculation, may be considered.”
Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the value of the shares of Nevada Corporation Class B Common Stock, Nevada Corporation Class C Common Stock or Nevada Corporation

Class D Common Stock they would otherwise be entitled to receive pursuant to the Nevada Reincorporation if they did not seek appraisal of their shares. ALTHOUGH WE BELIEVE THAT THE VALUE OF THE SHARES OF NEVADA CORPORATION CLASS B COMMON STOCK, THE NEVADA CORPORATION CLASS C COMMON STOCK AND THE NEVADA CORPORATION CLASS D COMMON STOCK TO BE ISSUED IN CONNECTION WITH THE NEVADA REINCORPORATION IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS AND BENEFICIAL OWNERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE VALUE OF THE CLASS B COMMON STOCK, CLASS C COMMON STOCK OR CLASS D COMMON STOCK, AS APPLICABLE TO BE ISSUED IN CONNECTION WITH THE NEVADA REINCORPORATION. We do not anticipate offering more than the applicable shares of Nevada Corporation Class B Common Stock, Nevada Corporation Class C Common Stock or Nevada Corporation Class D Common Stock in connection with the Nevada Reincorporation to any persons exercising appraisal rights, and we reserve the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of our Class B Common Stock, Class C Common Stock or Class D Common Stock is less than the value of the Nevada Corporation Class B Common Stock, Nevada Corporation Class C Common Stock or Nevada Corporation Class D Common Stock, as applicable to be issued in connection with the Nevada Reincorporation. If a petition for appraisal is not timely filed, then the right to an appraisal will cease.
The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the converted corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and be allocated between the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith (which we refer to as an “application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a reservation. In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of shares of our Class B Common Stock, Class C Common Stock or Class D Common Stock under Section 262 fails to perfect, or waives, loses or validly withdraws, such person’s right to appraisal, such person’s shares of our Class B Common Stock, Class C Common Stock or Class D Common Stock will be deemed to have been converted at the Effective Time into the right to receive shares of Nevada Corporation Class B Common Stock, Nevada Corporation Class C Common Stock or Nevada Corporation Class D Common Stock, as applicable in connection with the Nevada Reincorporation. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time or if the person delivers to the converted corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the applicable shares of Nevada Corporation Class B Common Stock, Nevada Corporation Class C Common Stock or Nevada Corporation Class D Common Stock in connection with the Nevada Reincorporation in accordance with Section 262.
From and after the Effective Time, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of our Class B Common Stock, Class C Common Stock or Class D Common Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time).
Failure to comply strictly with all of the procedures set forth in Section 262 for demanding and perfecting appraisal rights may result in the loss of appraisal rights. Consequently, and in view of the complexity of Section 262, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

As of the close of business on the Record Date, we had 24 holders of record of our Class B Common Stock and 35,822,342 shares of our Class B Common Stock outstanding and one holder of record of our Class C Common Stock and 49,119,976 shares of our Class C Common Stock outstanding and no holders of record of our Class D Common Stock and no shares of our Class D Common Stock outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our outstanding Common Stock, as of October 15, 2025, by:
•	each person or group of affiliated persons known by us to beneficially own more than 5% of our Common Stock;
•	each of our directors and director nominees;
•	each of our named executive officers; and
•	all of our executive officers and directors as a group.
The number of shares beneficially owned by each stockholder as described in this Information Statement is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 15,170,213 shares of Class A Common Stock, 35,822,342 shares of Class B Common Stock, and 49,119,976 shares of Class C Common Stock outstanding as of October 15, 2025. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, or other rights held by such person that are currently vested or exercisable or will become vested or exercisable within 60 days of October 15, 2025, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Each outstanding share of Class B Common Stock and Class C Common Stock is convertible at any time at the option of the holder into one share of Class A Common Stock. In addition, each share of Class B Common Stock and Class C Common Stock will convert automatically into one share of Class A Common Stock upon any transfer, whether or not for value, except for certain permitted transfers described in our Nevada Charter, including transfers to family members, trusts solely for the benefit of the stockholder or their family members, and partnerships, corporations, and other entities exclusively owned by the stockholder or their family members, as well as affiliates, subject to certain exceptions. Once converted or transferred and converted into Class A Common Stock, neither Class B Common Stock nor Class C Common Stock will be reissued. Each share of Class C Common Stock will also automatically convert into one share of Class B Common Stock upon the earlier of (1) the 10-year anniversary of the closing of our IPO and (2) the date on which the Just Rocks ceases to hold at least 8% of the aggregate number of shares of all classes of Common Stock then outstanding, assuming exchange of all LLC Interests.
Unless otherwise indicated, the address of all listed stockholders is 300 Grant Avenue, Third Floor, San Francisco, CA 94108. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Class A Common Stock(1)		Class B Common Stock		Class C Common Stock		Combined Voting Power(2)
Name of Beneficial Owner	Shares Percentage		Shares Percentage		Shares Percentage		Percentage
5% Stockholders
Just Rocks, Inc.(3)	—	—	—	—	49,119,976	100%	—	90.7%
Mainsail GP III, LLC(4)	—	—	31,898,071	89.0%	—	—	—	5.9%
Capital World Investors(5)	929,849	6.1%	—	—	—	—	—	*
Ameriprise Financial, Inc(6)	766,001	5.0%	—	—	—	—	—	*
Named Executive Officers and Directors
Ian M. Bickley(7)	208,984	1.4%	27,419	*	—	—	—	*
Sharon Dziesietnik(8)	260,583	1.7%	454,438	1.3%	—	—	—	—
Beth Gerstein(9)	—	—	—	—	49,119,976	—	100%	90.7%
Eric Grossberg(10)	—	—	—	—	49,119,976	—	100%	90.7%
Jennifer N. Harris(11)	130,791	0.9%	41,215	*	—	—	—	*
Attica A. Jaques(12)	180,536	1.2%	27,419	*	—	—	—	*
Beth J. Kaplan(13)	167,831	1.1%	255,066	*	—	—	—	*
Jeffrey Kuo(14)	315,985	2.1%	908,678	2.5%	—	—	—	*

	Class A Common Stock(1)		Class B Common Stock		Class C Common Stock		Combined Voting Power(2)
Name of Beneficial Owner	Shares Percentage		Shares Percentage		Shares Percentage		Percentage
Gavin M. Turner(15)	—	—	31,898,071	89.0%	—	—	5.9%	—
All officers and directors as a group (9 persons)(16)	1,264,710	8.3%	33,612,306	93.8%	49,119,976	100%	97.1%	—

*	Less than one percent.
(1)
Each LLC Interest (other than LLC Interests held by us and 3,712 interests held by certain of the Continuing Equity Owners that are subject to time-based vesting requirements) is redeemable from time to time at each holder’s option and is also redeemable in connection with an offering in the event that the majority of the holders of LLC Interests deliver redemption notices provided that such redemption is pro rata from all members, each at our election (determined solely by our independent directors (within the meaning of the Nasdaq Rules) who are disinterested), newly-issued shares of our Class A Common Stock or Class D Common Stock, as applicable, on a one-for-one basis or, to the extent there is cash available from a secondary offering, a cash payment equal to a volume weighted average market price of one share of Class A Common Stock or Class D Common Stock, as applicable, for each LLC Interest so redeemed, in each case, in accordance with the terms of the Brilliant Earth LLC Agreement; provided that, at our election (determined solely by our independent directors (within the meaning of the Nasdaq rules) who are disinterested), we may effect a direct exchange by Brilliant Earth Group, Inc. of such Class A Common Stock or Class D Common Stock, or such cash, as applicable, for such LLC Interests. The Continuing Equity Owners may, subject to certain exceptions, exercise such redemption right for as long as their LLC Interests remain outstanding. When an LLC Interest is exchanged by a Continuing Equity Owner, a corresponding share of Class B Common Stock or Class C Common Stock will be cancelled.

(2)
Represents the percentage of voting power of our Class A Common Stock, Class B Common Stock, and Class C Common Stock voting as a single class. Each share of Class A Common Stock entitles the registered holder to one vote per share, each share of Class B Common Stock entitles the registered holder thereof to one vote per share and each share of Class C Common Stock entitles the registered holder thereof to ten votes per share on all matters presented to stockholders for a vote generally, including the election of directors. The Class A Common Stock, Class B Common Stock, and Class C Common Stock vote as a single class on all matters except as required by law or our amended and restated certificate of incorporation.

(3)
Based on information obtained from the Schedule 13G/A filed with the SEC on February 10, 2023, on behalf of Just Rocks, Beth Gerstein, and Eric Grossberg and on information known to the Company. Consists of 49,119,976 LLC Interests (and associated shares of Class C Common Stock) held by Just Rocks. Just Rocks. is jointly owned and controlled by Ms. Gerstein and Mr. Grossberg (as described in footnotes (9) and (10), respectively), and as such Ms. Gerstein and Mr. Grossberg may be deemed to have shared voting and dispositive power over the securities.

(4)
Based information obtained from the Schedule 13G/A filed with the SEC on May 14, 2025 on behalf of Mainsail GP III, LLC (“GP III”), Mainsail Incentive Program, LLC (“MIP”), Mainsail Co-Investors III, L.P. (“MCOI”), Mainsail Partners, Mainsail Management Company, LLC (“MMC”, and together with GP III, MIP, MCOI, and Mainsail Partners (“Mainsail”)), and Gavin M. Turner and on information known to the Company. Consists of (i) 31,147,528 LLC Interests (and associated shares of Class B Common Stock) held by MP III, (ii) 61,920 LLC Interests (and associated shares of Class B Common Stock) held by MIP and (iii) 688,623 LLC Interests (and associated shares of Class B Common Stock) held by MCOI. GP III is the general partner of MP III. MCOI is a co-investment vehicle that invests alongside MP III. GP III is the general partner of MCOI. A three-member investment committee of GP III acts by a majority vote, with Gavin M. Turner possessing a veto right with respect to the voting and dispositive power of the securities held by MP III and MCOI. MMC is the managing member of MIP and Gavin M. Turner is sole Manager of MMC. Each reporting person reports shared voting and dispositive power with respect to all shares reported as beneficially owned by such person. The address of each of the reporting persons is 500 West 5th Street, Suite 1100 Austin, TX 78701.

(5)
Based solely on a Schedule 13G/A filed with the SEC on May 13, 2025 on behalf of Capital World Investors (“CWI”). CWI is a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the “investment management entities”). CWI’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital World Investors.” CWI has sole voting power and sole dispositive power with respect to the shares reported. The address of CWI is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.

(6)
Based solely on a Schedule 13G/A filed with the SEC on November 14, 2024 on behalf of Ameriprise Financial, Inc. (“AFI”) and Columbia Management Investment Advisers, LLC (“CMIA”). AFI, as the parent company of CMIA, may be deemed to be beneficially owned the shares reported by CMIA. AFI and CMIA have shared voting and shared dispositive power over the shares reported. AFI’s address is 145 Ameriprise Financial Center, Minneapolis, MN 55474. CMIA’s address is 290 Congress Street, Boston, MA 02210.

(7)
With respect to Class A Common Stock, consists of 148,273 shares of Class A Common Stock and 60,711 shares of Class A Common Stock underlying stock options exercisable within 60 days of October 15, 2025 and with respect to Class B Common Stock, consists of 27,419 shares of Class B Common Stock.

(8)
With respect to Class A Common Stock, consists of 202,070 shares of Class A Common Stock, 24,840 restricted stock units scheduled to vest within 60 days of October 15, 2025, and 33,673 shares of Class A Common Stock underlying stock options exercisable as of October 15, 2025 and with respect to Class B Common Stock, consists of 454,438 shares of Class B Common Stock.

(9)
Consists of the securities identified in footnote (3) above. Ms. Gerstein owns her shares of Just Rocks, Inc. through The Beth T. Gerstein 2021 Annuity Trust, The Alexander M. Sutton 2021 Annuity Trust and The Sutton-Gerstein Family Trust, for which Ms. Gerstein serves as the Trustee and has voting power and investment power over such shares.

(10)
Consists of the securities identified in footnote (3) above. Mr. Grossberg owns his shares of Just Rocks, Inc. through The Eric S. Grossberg 2021 Annuity Trust and The Eric S. Grossberg Revocable Trust, for which Mr. Grossberg serves as the Trustee and has voting power and investment power over such shares.

(11)
With respect to Class A Common Stock, consists of 83,913 shares of Class A Common Stock and 46,878 shares of Class A Common Stock underlying stock options exercisable within 60 days of October 15, 2025 and with respect to Class B Common Stock, consists of 41,215 shares of Class B Common Stock.

(12)
With respect to Class A Common Stock, consists of 119,825 shares of Class A Common Stock and 60,711 shares of Class A Common Stock underlying stock options exercisable within 60 days of October 15, 2025 and with respect to Class B Common Stock, consists of 27,419 shares of Class B Common Stock.

(13)
With respect to Class A Common Stock, consists of 125,525 shares of Class A Common Stock and 42,306 shares of Class A Common Stock underlying stock options exercisable within 60 days of October 15, 2025 and with respect to Class B Common Stock, consists of 255,066 shares of Class B Common Stock.

(14)
With respect to Class A Common Stock, consists of 228,681 shares of Class A Common Stock, 32,839 restricted stock units scheduled to vest within 60 days of October 15, 2025, and 54,465 shares of Class A Common Stock underlying stock options exercisable as of October 15, 2025, and with respect to Class B Common Stock, consists of 908,678 shares of Class B Common Stock of which 101,903 shares are held by the Alpha Echo Family Protection Trust and 101,903 are held by the Beta Echo Family Protection Trust. Mr. Kuo serves as the Trustee for both of the trusts and has voting power and investment power over such shares held by the trusts.

(15)	Consists of the securities identified in footnote (4) above.
(16)
With respect to Class A Common Stock, consists of 908,287 shares of Class A Common Stock, 57,679 restricted stock units scheduled to vest within 60 days of October 15, 2025, 298,744 shares of Class A Common Stock underlying options exercisable within 60 days of October 15, 2025. With respect to Class B Common Stock consists of 33,612,306 shares of Class B Common Stock. With respect to Class C Common Stock, consists of 49,119,976 shares of Class C Common Stock.

Delivery of Documents to Security Holders Sharing an Address
If hard copies of the materials are requested, we will send only one Notice and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Notice to a stockholder at a shared address to which a single copy of the Information Statement was delivered. If you prefer to receive separate copies of the Notice, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If multiple stockholders sharing an address have received one copy of the Notice or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of the Notice or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.
The Notice is provided to the stockholders of the Company only for information purposes in connection with the Consenting Stockholders’ approval of the Nevada Reincorporation, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read the Notice and this Information Statement.
Where You Can Find More Information About Us
The Company is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports and other information with the SEC. Such reports and other information may be inspected without charge at the public reference facilities maintained by the SEC in 100 F Street, N.E., Washington, D.C. 20549. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the web site is www.sec.gov.

By Order of the Board of Directors

Eric Grossberg
Chairman of the Board of Directors

San Francisco, California
November 10, 2025

Appendix A
ACTION BY UNANIMOUS WRITTEN CONSENT IN LIEU OF A MEETING
OF THE BOARD OF DIRECTORS
OF BRILLIANT EARTH GROUP, INC.

October 28, 2025
The undersigned, constituting all of the members of the Board of Directors (the “Board”) of Brilliant Earth Group, Inc., a Delaware corporation (the “Company”), hereby take the following actions by unanimous written consent without a meeting, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware (the “DGCL”) and the Amended and Restated Bylaws of the Company, such resolutions to be in full force and effect as if duly adopted at a meeting of the Board called and held for the purpose of considering and acting upon the same, and hereby direct that this action be filed with the minutes of the proceedings of the Board.
REINCORPORATION OF THE COMPANY TO THE STATE OF NEVADA BY CONVERSION
WHEREAS, as part of its ongoing responsibility to make recommendations to the Board the Company regarding governance matters, including, but not limited to, the Company’s certificate of incorporation and bylaws, the Nominating and Corporate Governance Committee (the “NCGC”) of the Board met to study and evaluate the relevant information and considerations with respect to a potential reincorporation of the Company;
WHEREAS, the NCGC considered various factors during its evaluation of a potential reincorporation of the Company, including the current state of Delaware law regarding reincorporation, any possible negative impacts from a potential reincorporation, the relative merits and risks to the Company and all stockholders of various state laws, including Delaware, Nevada and Texas, implications for the Company’s stockholders as to their economic, governance and litigation rights and the predictability of Nevada’s statute-based legal approach compared to Delaware’s approach;
WHEREAS, following its evaluation of a potential reincorporation of the Company, the NCGC reported its findings to the Board, determined that a reincorporation of the Company from the State of Delaware to the State of Nevada was in the best interests of the Company and its stockholders and recommended that the Board approve a reincorporation of the Company from the State of Delaware to the State of Nevada;
WHEREAS, having discussed and considered the NCGC’s recommendation, the Board has determined that approving and effecting a reincorporation of the Company from the State of Delaware to the State of Nevada by means of a conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Nevada, pursuant to and in accordance with Section 266 of the DGCL, Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (the “NRS”), and the proposed Plan of Conversion (the “Plan of Conversion”), in substantially the form attached hereto as Exhibit A (such conversion, the “Nevada Reincorporation”), and approving and adopting the Plan of Conversion and the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws” and, together with the Nevada Charter, the “Nevada Governing Documents”), substantially in the forms attached hereto as Exhibit B and Exhibit C, respectively, are advisable and in the best interests of the Company and its stockholders;
WHEREAS, pursuant to the terms of the Plan of Conversion, as soon as practicable following the satisfaction (or waiver, as permitted under the terms of the Plan of Conversion) of the conditions set forth therein, if the Plan of Conversion has not been terminated in accordance with the terms thereof, the Company will cease to be governed by the laws of the State of Delaware and its existing amended and restated certificate of incorporation and amended and restated bylaws and will become a corporation governed by the laws of the State of Nevada (the “Converted Corporation”) and the Nevada Governing Documents;
WHEREAS, upon receipt of the requisite stockholder adoption of these resolutions approving the Nevada Reincorporation (including approval of the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents), the Nevada Reincorporation will become effective pursuant to the terms of, and at the date and time (the “Effective Time”) specified in, each of (i) the articles of conversion meeting the requirements of NRS Sections 92A.205 and 92A.230 (the “Articles of Conversion”), in substantially the form attached hereto as Exhibit D, to be properly executed and filed in accordance with such sections and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”), in substantially the form attached hereto as Exhibit E, to be properly executed and filed in accordance with such section;

WHEREAS, at the Effective Time, by virtue of the Nevada Reincorporation and without any further action on the part of the Company, the Converted Corporation, the holders thereof or any other person, (i) each share of Class A common stock, par value $0.0001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class A Common Stock, par value $0.0001 per share, of the Converted Corporation; (ii) each share of Class B Common Stock, par value $0.0001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class B Common Stock, par value $0.0001 per share, of the Converted Corporation; (iii) each share of Class C Common Stock, par value $0.0001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class C Common Stock, par value $0.0001 per share, of the Converted Corporation; and (iv) each share of Class D Common Stock, par value $0.0001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class D Common Stock, par value $0.0001 per share, of the Converted Corporation;
WHEREAS, the Company maintains the Brilliant Earth Group, Inc. 2021 Incentive Award Plan (the “Incentive Plan”) and the Brilliant Earth Group, Inc. 2021 Employee Stock Purchase Plan (the “ESPP” and together with the Incentive plan, the “Equity Plans”) for the benefit of eligible employees and other service providers of the Company and its subsidiaries;
WHEREAS, at the Effective Time, any warrant, option, restricted stock unit, equity or equity-based award (including awards granted under the Equity Plans), or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the Class A Common Stock, Class B Common Stock, Class C Common Stock or Class D Common Stock of the Company or other equity security of the Company, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall, from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Class A Common Stock, Class B Common Stock, Class C Common Stock or Class D Common Stock of the Converted Corporation or other equity securities of the Converted Corporation, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status, and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time; and
WHEREAS, all shares of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock of the Company reserved for issuance pursuant to the terms of any Convertible Security shall, from and after the Effective Time, constitute shares of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock of the Converted Corporation reserved for issuance pursuant thereto.
NOW, THEREFORE, BE IT RESOLVED, that the Board hereby determines that the Nevada Reincorporation, the Plan of Conversion, and the Nevada Governing Documents are advisable and in the best interests of the Company and its stockholders and approves and adopts the Nevada Reincorporation, the Plan of Conversion, and the Nevada Governing Documents.
RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Plan of Conversion and the Nevada Governing Documents be, and the same hereby are, in all respects approved and adopted.
RESOLVED FURTHER, that the Board hereby directs that these resolutions approving the Nevada Reincorporation (including the approval of the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents) be submitted for adoption and approval by the stockholders of the Company, including by written consent in lieu of a meeting.
RESOLVED FURTHER, that the Board hereby recommends that the Company’s stockholders approve and adopt these resolutions (including the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents).
RESOLVED FURTHER, that, in accordance with the Plan of Conversion, at the Effective Time, the board of directors of the Converted Corporation shall consist of the same directors as the Board immediately prior to the Effective Time, having the same director classes and the same terms as follows, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.

Ian Bickley	Director Class I
Beth Gerstein	Director Class I
Eric Grossberg, Executive Chairman	Director Class II

Attica A. Jaques	Director Class II
Gavin M. Turner	Director Class II
Jennifer N. Harris	Director Class III
Beth J. Kaplan	Director Class III

RESOLVED FURTHER, that the initial term of office of the Class II directors shall expire at the Converted Corporation’s first annual meeting of stockholders following the Effective Time, the initial term of office of the Class III directors shall expire at the Converted Corporation’s second annual meeting of stockholders following the Effective Time, the initial term of office of the Class I directors shall expire at the Converted Corporation’s third annual meeting of stockholders following the Effective Time, and at each annual meeting of stockholders following the Effective Time, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.
RESOLVED FURTHER, that, in accordance with the Plan of Conversion, at the Effective Time, Eric Grossberg shall continue to serve as the executive chairman of the board of directors of the Converted Corporation at the pleasure of the board of directors of the Converted Corporation.
RESOLVED FURTHER, that effective as of the Effective Time, each committee of the Board as of immediately prior to the Effective Time shall be constituted as a committee of the board of directors of the Converted Corporation on the same terms and with the same powers and authority as the applicable committee of the Board as of immediately prior to the Effective Time and for the avoidance of doubt, the charter of the applicable committee of the Board as of immediately prior to the Effective Time shall be the charter of such committee of the board of directors of the Converted Corporation unless and until such charter is amended in accordance with the Nevada Governing Documents and applicable law, and the members of each committee of the Board as of immediately prior to the Effective Time shall be the members of each such committee of the board of directors of the Converted Corporation, each director to serve at the pleasure of the board of directors of the Converted Corporation.
RESOLVED FURTHER, that upon receipt of stockholder approval and adoption of these resolutions (including the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents), the officers of the Company (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action by the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Nevada Reincorporation, including, without limitation, (a) the execution and filing of the Certificate of Conversion, (b) the execution and filing of the Articles of Conversion (including the Plan of Conversion and the Nevada Charter); (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Nevada Reincorporation; (e) the submission of all required notifications to the Nasdaq Stock Market LLC or any other applicable stock exchange; and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Nevada Reincorporation.
RESOLVED FURTHER that, notwithstanding the foregoing resolutions and/or the approval and adoption by the stockholders of the Company of these resolutions (including the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents), the Board or any duly authorized committee thereof may, at any time prior to the Effective Time, abandon the Nevada Reincorporation and the Plan of Conversion without further action by the stockholders of the Company.
RESOLVED FURTHER, that pursuant to the Plan of Conversion, at the Effective Time, any outstanding stock certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A Common Stock, Class B Common Stock, Class C Common Stock or Class D Common Stock of the Company shall be deemed for all purposes to evidence ownership of and to represent shares of Class A Common Stock, Class B Common Stock, Class C Common Stock or Class D Common Stock, as applicable, of the Converted Corporation.
RESOLVED FURTHER, that notwithstanding the foregoing resolutions, any shares of Class A Common Stock, Class B Common Stock, Class C Common Stock or Class D Common Stock of the Converted Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance, or subsequent transfer.

RESOLVED FURTHER, that the Board has determined that it is consistent with the intent of the Equity Plans and the outstanding awards granted under the Incentive Plan with respect to the Company’s Class A Common Stock (the “Outstanding Awards”), that (1) the Nevada Reincorporation constitutes a corporate transaction contemplated by the adjustment provisions of the Equity Plans, (2) the assumption of the Equity Plans by the Converted Corporation and the conversion of the Outstanding Awards into awards with respect to Class A Common Stock of the Converted Corporation (as well as the conversion of the shares of the Company’s Class A Common Stock that are available for new awards under the Equity Plans into shares of the Converted Corporation’s Class A Common Stock) on a one-for-one basis (such that no adjustment shall be made to the number of shares covered by the Outstanding Awards or, in the case of options or similar awards, the per-share exercise price of the award) are authorized under such adjustment provisions, and (3) such assumption of the Equity Plans and conversion of the Outstanding Awards is hereby approved, in each case effective as of the Effective Time.
RELATED STOCKHOLDER MATTERS
Record Date
RESOLVED, that the close of business on October 29, 2025, be, and it hereby is, fixed as the record date for determining the stockholders of record of the Company entitled to consent to the approval and adoption of these resolutions (including the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents) without a meeting.
Information Statement Materials
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized and directed on behalf of the Company and in its name to take any and all actions deemed necessary and appropriate to prepare an information statement and a notice of stockholder action by written consent as required by Section 228(e) of the DGCL and any and all related documents which such officers shall determine necessary or desirable in connection with the Nevada Reincorporation (collectively, the “Information Statement Materials”).
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and directed on behalf of the Company and in its name to file such Information Statement Materials, as applicable, with the Securities and Exchange Commission (the “SEC”), together with any and all amendments and supplements thereto which such Authorized Officers shall determine to be necessary or appropriate, with the approval and authorization thereof to be conclusively evidenced by the execution or filing of such amendments or supplements.
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to mail or cause to be mailed or otherwise furnished or made available to the stockholders all documents as shall be necessary or advisable in connection with the Nevada Reincorporation, including, without limitation, the Information Statement Materials.
Securities and Exchange Commission
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to take any action to prepare or cause to be prepared and to file or cause to be filed with the SEC and to prepare, execute and file any and all documents, applications, statements, reports, registrations, schedules, documents, information or filings and other papers and instruments (and any amendments or supplements thereto), which may be required from time to time by applicable law or regulation or by applicable authorities in connection with the foregoing resolutions or related or incidental thereto, including, without limitation, the Information Statement Materials and one or more Current Reports on Form 8-K to report any of the matters contemplated by the foregoing resolutions by the Company and any and all additional documents and information required to be filed therewith, as shall be deemed necessary or advisable under the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, and any appropriate self-regulatory commissions or state securities commissions.
Executive Officers
RESOLVED, that, in accordance with the Plan of Conversion, from and after the Effective Time, the “executive officers” of the Converted Corporation under Rule 3b-7 of the Exchange Act and “officers” of the Converted Corporation for purposes of Section 16 of the Exchange Act shall consist of the same “executive officers” and “officers,” as applicable, as of immediately prior to the Effective Time (until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal), as set forth below:

Name	Title
Beth Gerstein	Chief Executive Officer
Eric Grossberg	Executive Chairman
Jeffrey Kuo	Chief Financial Officer, Treasurer
Sharon Dziesietnik	Chief Operations Officer

FIRST AMENDMENT TO BRILLIANT EARTH COMPANY AGREEMENT
WHEREAS, the Company is the managing member and the manager of Brilliant Earth, LLC, a Delaware limited liability company (“Brilliant Earth”);
WHEREAS, Brilliant Earth is governed by that certain Amended and Restated Limited Liability Company Agreement of Brilliant Earth, dated as of September 22, 2021 (the “Brilliant Earth Company Agreement”); and
WHEREAS, in connection with the Nevada Reincorporation, the Company, in its capacity as the managing member and the manager of Brilliant Earth, desires to amend the Brilliant Earth Company Agreement in accordance with Section 15.03 of the Brilliant Earth Company Agreement to reflect the Nevada Reincorporation pursuant to that certain First Amendment to the Brilliant Earth Company Agreement, in substantially the form attached hereto as Exhibit F (the “First Amendment”).
NOW, THEREFORE, BE IT RESOLVED, that the Board, on behalf of the Company, in its capacity as the managing member and manager of Brilliant Earth, hereby (i) determines that the First Amendment is advisable and in the best interests of Brilliant Earth and its equityholders, (ii) determines that causing Brilliant Earth to adopt the First amendment is advisable and in the best interests of the Company and its stockholders, and (iii) approves and adopts the First Amendment on behalf of the Company, in its capacity as the managing member and manager of Brilliant Earth.
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, in its capacity as the managing member and manager of Brilliant Earth, and without further action by the Board, to prepare, execute and deliver the First Amendment and take all such other actions that such Authorized Officer deems necessary, desirable or appropriate in connection therewith.
GENERAL AUTHORITY
RESOLVED, that any Authorized Officer be, and each of them hereby is, authorized and directed in the name and on behalf of the Company to: (a) execute such documents and instruments; (b) make and effect all such filings, applications and registrations; and (c) take such actions as they may deem necessary or desirable to carry out the purposes and intents of the foregoing resolutions; and
RESOLVED FURTHER, that all acts and things heretofore done by any such Authorized Officers, or by any other employees or agents of the Company, on or prior to the date hereof, in connection with the transactions contemplated by the foregoing resolutions be, and the same hereby are, in all respects ratified, confirmed, approved and adopted as acts on behalf of the Company.
RESOLVED FURTHER, that this Action by Unanimous Written Consent may be executed in any number of counterparts, and in separate counterparts, each of which shall be an original document and all of which together shall constitute a single consent, and that a signature page from any such counterpart may be attached to any other such counterpart without affecting the validity of any such counterpart. This Action by Unanimous Written Consent shall be filed with the books and records of the Company.
RESOLVED FURTHER, that this Action by Unanimous Written Consent may be executed by facsimile or electronic transmission (via Diligent, DocuSign or .pdf), and shall be deemed an original.
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IN WITNESS WHEREOF, the undersigned have executed this consent, each in their capacity as a member of the Board, on the dates set forth below, and each of the undersigned hereby provides that this consent shall become effective on the last signature date set forth below.

/s/ Beth Gerstein
Beth Gerstein

/s/ Eric Grossberg
Eric Grossberg

/s/ Ian M. Bickley
Ian M. Bickley

/s/ Jennifer N. Harris
Jennifer N. Harris

/s/ Attica A. Jaques
Attica A. Jaques

/s/ Beth J. Kaplan
Beth J. Kaplan

/s/ Gavin M. Turner
Gavin M. Turner

Appendix B
PLAN OF CONVERSION
OF
BRILLIANT EARTH GROUP, INC.
This Plan of Conversion (this “Plan of Conversion”) is adopted as of [•], 2025 to convert Brilliant Earth Group, Inc., a Delaware corporation (the “Converting Entity”), to a Nevada corporation to be known as “Brilliant Earth Group, Inc.” (the “Converted Entity”).
1. Converting Entity. The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).
2. Converted Entity. The Converted Entity shall be a corporation organized under Chapter 78 of the Nevada Revised Statutes (the “NRS”). The name of the Converted Entity shall be Brilliant Earth Group, Inc.
3. The Conversion. The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to NRS 92A.195 and Section 266 of the DGCL.
4. Filing of Conversion Documents; Effective Time. As soon as practicable following the satisfaction of the conditions set forth in Section 9, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12, the Converting Entity shall cause (i) articles of conversion meeting the requirements of NRS 92A.205 and NRS 92A.230 (the “Articles of Conversion”) and articles of incorporation of the Converted Entity (the “Articles of Incorporation”) to be properly executed and filed in accordance with such sections and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the NRS or the DGCL in connection with the Conversion. The Conversion shall become effective at such time as is set forth in the Articles of Conversion and Certificate of Conversion as the effective date and time of the Conversion (the “Effective Time”).
5. Articles of Incorporation and Bylaws. At the Effective Time, the Articles of Incorporation and Bylaws of the Converted Entity, in the forms attached hereto as Exhibit A and Exhibit B, respectively, shall govern the Converted Entity until amended in accordance with their respective terms and applicable law.
6. Directors and Officers. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or Converted Entity, or their respective stockholders, (i) the Board of Directors of the Converted Entity will consist of the same directors as the Converting Entity as of immediately prior to the Effective Time, having the same director classes and the same terms, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; (ii) the chair of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the chair of the Board of Directors of the Converted Entity to serve at the pleasure of the Board of Directors of the Converted Entity; (iii) each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be constituted as a committee of the Board of Directors of the Converted Entity on the same terms and with the same powers and authority as the applicable committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time, and the members of each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the members of each such committee of the Board of Directors of the Converted Entity, each to serve at the pleasure of the Board of Directors of the Converted Entity; and (iv) the officers of the Converted Entity shall be the same officers as the Converting Entity as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.
7. Effect on Capital Stock of Converting Entity. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity, the Converted Entity or any other person, (i) each share of Class A Common Stock, par value $0.0001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class A Common Stock, par value $0.0001 per share, of the Converted Entity; (ii) each share of Class B Common Stock, par value $0.0001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class B Common Stock, par value

$0.0001 per share, of the Converted Entity; (iii) each share of Class C Common Stock, par value $0.0001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class C Common Stock, par value $0.0001 per share, of the Converted Entity; and (iv) each share of Class D Common Stock, par value $0.0001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class D Common Stock, par value $0.0001 per share, of the Converted Entity. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A Common Stock, Class B Common Stock, Class C Common Stock or Class D Common Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of Class A Common Stock, Class B Common Stock, Class C Common Stock or Class D Common Stock into which the shares represented by such certificates have been converted as herein provided, as applicable, of the Converted Entity and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.
8. Effect on Other Securities of Converting Entity. At the Effective Time, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock or Preferred Stock of the Converting Entity or other equity security of the Converting Entity, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock or Preferred Stock of the Converted Entity or other equity securities of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.
9. Conditions Precedent. Completion of the Conversion is subject to the following conditions:
(a) the resolution of the Board of Directors of the Converting Entity (the “Board of Directors”) approving the conversion of the Converting Entity to the Converted Entity pursuant to and in accordance with applicable law and this Plan of Conversion shall have been adopted and approved by the affirmative vote or consent of a majority of the aggregate voting power of the issued and outstanding shares of the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock of the Converting Entity entitled to vote thereon, voting or consenting together as a single class; and
(b) other than the filing of the Articles of Conversion, the Articles of Incorporation and the Certificate of Conversion provided for under Section 4, any other regulatory or contractual approvals that the Board of Directors or any duly authorized committee thereof (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.
All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(b) may be waived by the Board of Directors or any duly authorized committee thereof, and any determination by the Board of Directors or any duly authorized committee thereof prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive.
10. Effect of Conversion. From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266(h) of the DGCL and shall, for all purposes of the laws of the State of Nevada, have the effects set forth in NRS 92A.250(3).
11. Record of Conversion. A copy of this Plan of Conversion will be kept at the principal place of business of the Converted Entity and, upon the request of any stockholder of the Converting Entity, a copy of this Plan of Conversion shall promptly be provided to such stockholder without cost.

12. Termination; Abandonment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Converting Entity as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors or any duly authorized committee thereof, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.
13. Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.
[Remainder of Page Intentionally Left Blank]

This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.

BRILLIANT EARTH GROUP, INC.

By:
Name:
Title:

Appendix C
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

BRILLIANT EARTH GROUP, INC.
Brilliant Earth Group, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:
1. The original Certificate of Incorporation of the Corporation was filed with the Office of the Secretary of State of the State of Delaware on June 2, 2021 (the “Certificate of Incorporation”).
2. The Corporation is filing this Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), which restates, integrates and further amends the Certificate of Incorporation, as heretofore amended (the “Original Certificate”), and which was duly adopted by all necessary action of the board of directors of the Corporation and the stockholders of the Corporation in accordance with the provisions of Sections 242, 245 and 228 of the General Corporation Law of the State of Delaware.
3. The text of the Original Certificate is hereby amended and restated in its entirety by this Certificate of Incorporation to read in full as follows:
ARTICLE I.
The name of the corporation is Brilliant Earth Group, Inc. (the “Corporation”).
ARTICLE II.
The address of the Corporation’s registered office in the State of Delaware is 3500 South DuPont Highway Dover, Kent County, Delaware 19901. The name of its registered agent at such address is Incorporating Services Ltd..
ARTICLE III.
The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”), including, without limitation, (i) investing in securities of Brilliant Earth, LLC, a Delaware limited liability company, or any successor entities thereto (“Brilliant Earth LLC”) and any of its subsidiaries, (ii) exercising all rights, powers, privileges and other incidents of ownership or possession with respect to the Corporation’s assets, including managing, holding, selling and disposing of such assets and (iii) engaging in any other activities incidental or ancillary thereto.
ARTICLE IV.
Section 4.1 Authorized Stock. The total number of shares of all classes of stock that the Corporation is authorized to issue is one billion six hundred sixty million (1,660,000,000), consisting of:
(a) One billion two hundred million (1,200,000,000) shares of Class A common stock, with a par value of $0.0001 per share (the “Class A Common Stock”);
(b) One hundred fifty million (150,000,000) shares of Class B common stock, with a par value of $0.0001 per share (the “Class B Common Stock”);
(c) One hundred fifty million (150,000,000) shares of Class C common stock, with a par value of $0.0001 per share (the “Class C Common Stock”);
(d) One hundred fifty million (150,000,000) shares of Class D common stock, with a par value of $0.0001 per share (the “Class D Common Stock”); and
(e) Ten million (10,000,000) shares of preferred stock, with a par value of $0.0001 per share (the “Preferred Stock”).

Section 4.2 Preferred Stock. The board of directors of the Corporation (the “Board of Directors”) is authorized to provide, out of the unissued shares of Preferred Stock, for the issuance of shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series and to fix the powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation, the authority to fix or alter the dividend rights, dividend rates, conversion rights, exchange rights, voting rights, rights and terms of redemption (including sinking and purchase fund provisions), the redemption price or prices, restrictions on the issuance of shares of such series, the dissolution preferences and the rights in respect of any distribution of assets of any wholly unissued series of Preferred Stock and the number of shares constituting any such series, and the designation thereof, or any of them and to increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series so created (except where otherwise provided in the Preferred Stock Designation), subsequent to the issue of that series. In case the authorized number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. There shall be no limitation or restriction on any variation between any of the different series of Preferred Stock as to the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof; and the several series of Preferred Stock may vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors or by a duly authorized committee of the Board of Directors, providing for the issuance of the various series of Preferred Stock.
Section 4.3 Number of Authorized Shares. The number of authorized shares of any of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon, without a separate vote of any holders of shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock or Preferred Stock, or of any series thereof, unless a separate vote of any such holders is required pursuant to the terms of any Preferred Stock Designation, irrespective of the provisions of Section 242(b)(2) of the DGCL.
Section 4.4 Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock. The powers, preferences and rights of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock and Class D Common Stock, and the qualifications, limitations or restrictions thereof are as follows:
(a) Voting Rights. Except as otherwise required by law,
(i) Each share of Class A Common Stock shall entitle the record holder thereof as of the applicable record date to one (1) vote per share in person or by proxy on all matters submitted to a vote of the holders of Class A Common Stock, whether voting separately as a class or otherwise.
(ii) Each share of Class B Common Stock shall entitle the record holder thereof as of the applicable record date to one (1) votes per share in person or by proxy on all matters submitted to a vote of the holders of Class B Common Stock, whether voting separately as a class or otherwise.
(iii) Each share of Class C Common Stock shall entitle the record holder thereof as of the applicable record date to ten (10) votes per share in person or by proxy on all matters submitted to a vote of the holders of Class C Common Stock, whether voting separately as a class or otherwise.
(iv) Each share of Class D Common Stock shall entitle the record holder thereof as of the applicable record date to ten (10) votes per share in person or by proxy on all matters submitted to a vote of the holders of Class D Common Stock, whether voting separately as a class or otherwise.
(v) Except as otherwise required by applicable law or this Certificate of Incorporation, the holders of shares of Class A Common Stock, Class B Common Stock, Class C Common Stock and the Class D Common Stock shall vote together as a single class (or, if any holders of shares of Preferred Stock are entitled to vote together with the holders of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock, as a single class with such holders of Preferred Stock) on all matters submitted to a vote of stockholders of the Corporation.

(b) Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Class A Common Stock and Class D Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Class A Common Stock and Class D Common Stock out of the assets or funds of the Corporation that are by law available therefor, at such times and in such amounts as the Board of Directors in its discretion shall determine. Dividends may not be declared or paid (x) on the Class A Common Stock unless a dividend of the same amount per share and same type of cash or property (or combination thereof) per share is concurrently declared or paid on the Class D Common Stock or (y) on the Class D Common Stock unless a dividend of the same amount per share and same type of cash or property (or combination thereof) per share is concurrently declared or paid on the Class A Common Stock; provided, however, in the event any dividend is declared or paid in-kind in shares of Class A Common Stock or shares of Class D Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares), as applicable, then the holders of Class A Common Stock will be entitled to receive such dividends only in the form of shares of Class A Common Stock (or rights to acquire, or securities convertible into or exchangeable for, Class A Common Stock) and the holders of Class D Common Stock will be entitled to receive such dividend only in the form of shares of Class D Common Stock (or rights to acquire, or securities convertible into or exchangeable for, Class D Common Stock) (provided, any such dividend shall be required to be declared and paid at the same rate on the outstanding shares of Class A Common Stock as it is on the outstanding shares of Class D Common Stock and vice versa). Other than in connection with a dividend declared by the Board of Directors in connection with a “poison pill” or similar stockholder rights plan, dividends shall not be declared or paid on the Class B Common Stock or Class C Common Stock and the holders of shares of Class B Common Stock or the Class C Common Stock shall have no right to receive dividends in respect of such shares of Class B Common Stock or the Class C Common Stock.
(c) Liquidation Rights. In the event of liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and after making provisions for preferential and other amounts, if any, to which the holders of Preferred Stock or any class or series of stock having a preference over the Class A Common Stock and Class D Common Stock with respect to payments in liquidation shall be entitled, the remaining assets and funds of the Corporation available for distribution shall be divided among and paid ratably to the holders of all outstanding shares of Class A Common Stock and Class D Common Stock in proportion to the number of shares held by each such stockholder. A consolidation, reorganization or merger of the Corporation with any other Person or Persons (as defined below), or a sale of all or substantially all of the assets of the Corporation, shall not be considered to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Section 4.4(c).
(d) Class B Common Stock.
(i) From and after the effectiveness of this Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), (x) shares of Class B Common Stock may be issued only to, and registered only in the name of, the Continuing Equity Owners (excluding our founders, Beth Gerstein, Eric Grossberg, Just Rocks and their respective Affiliates (collectively, the “Founders”)) and their respective Permitted Transferees (as defined below) in accordance with Section 4.5 (including all subsequent Permitted Transferees) (the Continuing Equity Owners (excluding our Founders) together with such persons, collectively, the “Permitted Class B Owners”) and (y) the aggregate number of shares of Class B Common Stock at any time registered in the name of each such Permitted Class B Owner must be equal to the aggregate number of Common Units held of record at such time by such Permitted Class B Owner under the LLC Agreement (as defined below); provided, however, that with respect to shares of Class B Common Stock held by any Permitted Class B Owner that is a Mainsail Related Party (a “Permitted Mainsail Class B Owner”), the requirement described in the foregoing clause (y) shall be satisfied so long as the aggregate number of shares of Class B Common Stock at any time registered in the name of all Permitted Mainsail Class B Owners is equal to the aggregate number of Common Units held of record at such time by all Permitted Mainsail Class B Owners (the requirement described in this proviso, the “Mainsail Collective Registered Owner Requirement”). As used in this Certificate of Incorporation, (A) “Continuing Equity Owner” means each of the holders of Common Units (other than the Corporation) of Brilliant Earth LLC, as set forth on Schedule A hereto, (B) “Common Unit” means a limited liability company interest in Brilliant Earth LLC, authorized and issued under the Amended and Restated Limited Liability Company Agreement of Brilliant Earth LLC, dated as of the date hereof, as such agreement may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time (the “LLC Agreement”), and constituting a “Common Unit” as defined in such LLC Agreement and (C) “Permitted Transfer” means a transfer or assignment of Class B Common Stock, Class C Common Stock or Class D Common Stock (or any legal or beneficial interest in such shares) by the holder thereof to any transferee or assignee only to the extent permitted by the LLC Agreement (and a holder of Class B Common Stock, Class C Common Stock or Class D Common Stock, as applicable pursuant to a Permitted Transfer, a “Permitted Transferee”) and only if such holder also simultaneously Transfers an equal number of such holder’s Common Units to such Permitted Transferee, if applicable, in compliance with the LLC Agreement.
(ii) The Corporation shall, to the fullest extent permitted by law, undertake all necessary and appropriate action within its control (A) except in the case of the Permitted Mainsail Class B Owners, to ensure that the number of shares of Class B Common Stock issued by the Corporation at any time to, or otherwise held of record by, any Permitted Class B Owner shall be equal to the aggregate number of Common Units held of record by such Permitted Class B Owner in accordance with the terms of the LLC Agreement and (B) in the case of the Permitted Mainsail Class B Owners, to ensure that the Mainsail Collective Registered Owner Requirement is satisfied.
(iii) In the event that there is a merger, consolidation or Change of Control (as defined below) of the Corporation that was approved by the Board of Directors prior to such merger, consolidation or Change of Control, without limiting the rights of the holders of Class B Common Stock to have their Common Units redeemed or exchanged in accordance with Article XI of the LLC Agreement, the holders of shares of Class B Common Stock shall not be entitled to receive more than $0.0001 per share of Class B Common Stock, whether in the form of consideration for such shares or in the form of a distribution of the proceeds of a sale of all or substantially all of the assets of the Corporation with respect to such shares.
(e) Class C Common Stock.
(i) From and after the Effective Time, (x) shares of Class C Common Stock may be issued only to, and registered only in the name of, our Founders and their respective Permitted Transferees in accordance with Section 4.5 (including all subsequent Permitted Transferees) (the Founders together with such persons, collectively, the “Permitted Class C Owners”) and (y) the aggregate number of shares of Class C Common Stock at any time registered in the name of each such Permitted Class C Owner must be equal to the aggregate number of Common Units held of record at such time by such Permitted Class C Owner under the LLC Agreement (as defined below); provided, however, that with respect to shares of Class C Common Stock held by any Permitted Class C Owner (a “Permitted Founder Class C Owner”), the requirement described in the foregoing clause (y) shall be satisfied so long as the aggregate number of shares of Class C Common Stock at any time registered in the name of all Permitted Founder Class C Owners is equal to the aggregate number of Common Units held of record at such time by all Permitted Founder Class C Owners (the requirement described in this proviso, the “Founder Collective Registered Owner Requirement”).
(ii) The Corporation shall, to the fullest extent permitted by law, undertake all necessary and appropriate action within its control (A) except in the case of the Permitted Founder Class C Owners, to ensure that the number of shares of Class C Common Stock issued by the Corporation at any time to, or otherwise held of record by, any Permitted Class C Owner shall be equal to the aggregate number of Common Units held of record by such Permitted Class C Owner in accordance with the terms of the LLC Agreement and (B) in the case of the Permitted Founder Class C Owners, to ensure that the Founder Collective Registered Owner Requirement is satisfied.
(iii) In the event that there is a merger, consolidation or Change of Control (as defined below) of the Corporation that was approved by the Board of Directors prior to such merger, consolidation or Change of Control, without limiting the rights of the holders of Class C Common Stock to have their Common Units redeemed or exchanged in accordance with Article XI of the LLC Agreement, then the holders of shares of Class C Common Stock shall not be entitled to receive more than $0.0001 per share of Class C Common Stock, whether in the form of consideration for such shares or in the form of a distribution of the proceeds of a sale of all or substantially all of the assets of the Corporation with respect to such shares.

(f) Class D Common Stock. From and after the Effective Time, shares of Class D Common Stock may be issued only to, and registered only in the name of the Persons set forth on Schedule B hereto (the “Class D Holders”) and their respective Permitted Transferees in accordance with Section 4.5 (including all subsequent Permitted Transferees) (the Class D Holders together with such persons, collectively, the “Permitted Class D Owners”).
(g) Adjustments for Subdivisions, Combinations or Reclassifications of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock. If the Corporation in any manner subdivides, combines or reclassifies the outstanding shares of Class A Common Stock, Class B Common Stock, Class C Common Stock or Class D Common Stock, the outstanding shares of the other such classes shall, concurrently therewith, be subdivided, combined, or reclassified in the same proportion and manner such that the same proportionate equity ownership between the holders of outstanding Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock on the record date for such subdivision, combination or reclassification is preserved, unless different treatment of the shares of each such class is approved by (i) the holders of a majority of the outstanding Class A Common Stock, (ii) the holders of a majority of the outstanding Class B Common Stock, (iii) the holders of a majority of the outstanding Class C Common Stock, (iv) and the holders of a majority of the outstanding Class D Common Stock, each of (i), (ii), (iii) and (iv) voting as separate classes. In the event of any such subdivision, combination or reclassification, the Corporation shall cause Brilliant Earth, LLC to make corresponding changes to the Common Units to give effect to such subdivision, combination or reclassification, as applicable.
Section 4.5 Transfer of Class B Common Stock, Class C Common Stock and Class D Common Stock; Conversion of Class C Common Stock and Class D Common Stock.
(a) A holder of Class B Common Stock and Class C Common Stock may surrender and transfer shares of such Class B Common Stock or Class C Common Stock, as applicable, to the Corporation for cancellation for no consideration at any time. Following the surrender and transfer, or other acquisition, of any shares of Class B Common Stock or Class C Common Stock to or by the Corporation, the Corporation will take all actions necessary to cancel and retire such shares and such shares shall not be re-issued by the Corporation.
(b) Except as set forth in Section 4.5(a), a holder of Class B Common Stock or Class C Common Stock may Transfer shares of Class B Common Stock or Class C Common Stock only to a Permitted Transferee of such holder, and only if (i) except in the case of a Transfer by a Permitted Mainsail Class B Owner or a Permitted Founder Class C Owner, as applicable, such holder also simultaneously Transfers an equal number of such holder’s Common Units to such Permitted Transferee in compliance with the LLC Agreement or (ii) in the case of a Transfer by a Permitted Mainsail Class B Owner or Permitted Founder Class C Owner, as applicable, so long as the respective Mainsail Collective Registered Owner Requirement or Founder Collective Registered Owner Requirement remains satisfied immediately following consummation of such Transfer. The Transfer restrictions described in this Section 4.5(b) are referred to as the “Restrictions”.
(c) If a holder of Class D Common Stock Transfers shares of Class D Common Stock to a Permitted Transferee of such holder, such shares shall remain shares of Class D Common Stock upon consummation of such Transfer. If a holder of Class D Common Stock Transfers shares of Class D Common Stock to any Person that is not a Permitted Transferee of such holder, such shares shall automatically convert into shares of Class A Common Stock, on a one-for-one basis, upon consummation of such Transfer, in accordance with Section 4.5(e).
(d) Any purported Transfer of shares of Class B Common Stock or Class C Common Stock in violation of the Restrictions shall be null and void ab initio. If, notwithstanding the Restrictions, a Person, voluntarily or involuntarily (including by way of a foreclosure), purportedly becomes or attempts to become, the purported owner (the “Purported Owner”) of shares of Class B Common Stock or Class C Common Stock, as applicable, in violation of the Restrictions, then the Purported Owner shall not obtain any rights in, to or with respect to such shares of (i) Class B Common Stock (the “Class B Restricted Shares”) or (ii) Class C Common Stock (the “Class C Restricted Shares”), and the purported Transfer of the Class B Restricted Shares or the Class C Restricted Shares, as applicable, to the Purported Owner shall not be recognized by the Corporation, the Corporation’s transfer agent (the “Transfer Agent”) or the Secretary of the Corporation and each holder of such Class B Restricted Share or Class C Restricted Share shall, to the fullest extent permitted by law, automatically, without any further action on the part of the Corporation, the holder thereof, the Purported Owner or any other party, not be entitled to any voting rights with respect to those shares.

(e) If, any holder of shares of Class D Common Stock, voluntarily or involuntarily (including by way of a foreclosure), purportedly Transfers, or attempts to Transfer, any such shares of Class D Common Stock to any Person that is not a Permitted Transferee of such holder, upon consummation of such Transfer, such shares of Class D Common Stock shall be automatically converted into an equal number of shares of Class A Common Stock and the purported transferee of such shares of Class D Common Stock shall not obtain any rights in, to or with respect to such shares of Class D Common Stock (the “Class D Restricted Shares”) (other than rights in, to or with respect to the shares of Class A Common Stock into which such Class D Restricted Shares are converted), and the purported Transfer of such Class D Restricted Shares shall not be recognized by the Corporation, the Transfer Agent or the Secretary of the Corporation (other than to the extent necessary to recognize the ownership by the transferee of the shares of Class A Common Stock into which such Class D Restricted Shares are converted).
(f) Upon a determination by the Board of Directors that a Person has attempted or may attempt to Transfer or to acquire Class B Restricted Shares or Class C Restricted Shares in violation of the Restrictions, the Corporation may take such action as it deems necessary or advisable to refuse to give effect to such Transfer or acquisition on the books and records of the Corporation, including without limitation to cause the Transfer Agent or the Secretary of the Corporation, as applicable, to not record the Purported Owner as the record owner of the Class B Restricted Shares or the Class C Restricted Shares and to institute proceedings to enjoin or rescind any such Transfer or acquisition. Upon a determination by the Corporation that a Person has attempted or may attempt to Transfer shares of Class D Common Stock to a Person that is not a Permitted Transferee of such holder, the Corporation may take such action as it deems necessary or advisable to refuse to give effect to such Transfer or acquisition on the books and records of the Corporation, including without limitation to cause the Transfer Agent or the Secretary of the Corporation, as applicable, to not record the purported transferee as the record owner of the Class D Restricted Shares, and to institute proceedings to enjoin or rescind any such Transfer or acquisition (in each case, other than to the extent necessary to recognize the ownership by the transferee of the shares of Class A Common Stock in which such Class D Restricted Shares are converted).
(g) The Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind, by bylaw or otherwise, regulations and procedures not inconsistent with the provisions of this Section 4.5 for determining whether any Transfer or acquisition of shares of Class B Common Stock or Class C Common Stock would violate the Restrictions, or whether any Transfer or acquisition of shares of Class D Common Stock is being made to a Person that is not a Permitted Transferee of the transferor, and for the orderly application, administration and implementation of the provisions of this Section 4.5. Any such procedures and regulations shall be kept on file with the Secretary of the Corporation and with the Transfer Agent and shall be made available for inspection by and, upon written request shall be mailed to, any requesting holders of shares of Class B Common Stock, Class C Common stock and/or Class D Common Stock.
(h) As used in this Section 4.5, the term “Transfer”, as it relates to the shares of Class B Common Stock, Class C Common Stock and Class D Common Stock, shall not be deemed to include any bona fide pledge or collateralization by a holder thereof to a financial institution in connection with any bona fide loan or debt transaction, but such term shall include any foreclosure on such shares by such financial institution following or in connection with any such pledge or collateralization.
(i) Each share of the outstanding Class C Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) validly issued, fully paid and nonassessable share of Class B Common Stock and each share of the outstanding Class D Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) validly issued, fully paid and nonassessable share of Class A Common Stock upon the earlier to occur of the follow (each, a “Final Conversion Event”): (i) 5:00 p.m. (New York City time) on the date that is ten (10) years following the closing of the Corporation’s initial public offering of Class A Common Stock in a firm commitment underwritten offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); and (ii) the date the aggregate number of shares of Class C Common Stock and Class D Common Stock then outstanding is less than 8% of the aggregate number of shares of Common Stock then outstanding.

Section 4.6 Certificates. All certificates or book entries representing shares of Class B Common Stock, Class C Common Stock and/or Class D Common Stock shall bear a legend substantially in the following form (or in such other form as the Board of Directors may determine):
THE SECURITIES REPRESENTED BY THIS [CERTIFICATE][BOOK ENTRY] ARE SUBJECT TO THE RESTRICTIONS (INCLUDING RESTRICTIONS ON TRANSFER) SET FORTH IN THE CERTIFICATE OF INCORPORATION OF THE CORPORATION AS IT MAY BE AMENDED AND/OR RESTATED (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND SHALL BE PROVIDED FREE OF CHARGE TO ANY STOCKHOLDER MAKING A REQUEST THEREFOR).
Section 4.7 Fractions. Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock may be issued and, to the extent permitted hereby, Transferred in fractions of a share which shall entitle the holder to exercise fractional voting rights and to have the benefit of all other rights of holders of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock, as applicable. Subject to the Restrictions and the other provisions of Section 4.5, holders of shares of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock shall be entitled to Transfer fractions thereof and the Corporation shall, and shall cause the Transfer Agent to, facilitate any such Transfers, including by issuing certificates or making book entries representing any such fractional shares. For all purposes of this Certificate of Incorporation, all references to Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock or any share thereof (whether in the singular or plural) shall be deemed to include references to any fraction of a share of such Class A Common Stock, Class B Common Stock, Class C Common Stock or Class D Common Stock.
Section 4.8 Amendment. Except as otherwise required by law, holders of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) or the DGCL.
ARTICLE V.
Section 5.1 Shares Reserved for Issuance.
(a) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, such number of shares of Class A Common Stock that shall from time to time be sufficient to effect (a) the exchange of all outstanding Common Units (along with Class B Common Stock and Class C Common Stock, as applicable) for shares of Class A Common Stock and (b) the conversion of all outstanding shares of Class D Common Stock into shares of Class A Common Stock; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the exchange of the Common Units or conversion of shares of Class D Common Stock by delivery of shares of Class A Common Stock that are held in the treasury of the Corporation.
(b) The Corporation shall use its best efforts to cause to be reserved and kept available for issuance at all times a sufficient number of authorized but unissued shares of Class B Common Stock, such number of shares of Class B Common Stock that shall from time to time be sufficient to effect (a) the issuance of shares of Class B Common Stock to holders of newly issued Common Units for such consideration and for such corporate purposes as the Board may from time to time determine and (b) the conversion of all outstanding shares of Class C Common Stock into shares of Class B Common Stock.
(c) The Corporation shall use its best efforts to cause to be reserved and kept available for issuance at all times a sufficient number of authorized but unissued shares of Class D Common Stock to permit the exchange of all outstanding Common Units (along with Class C Common Stock) held by a holder of Class C Common Stock for shares of Class D Common Stock.
ARTICLE VI.
In furtherance and not in limitation of the powers conferred upon it by the DGCL, the Board of Directors shall have the power to adopt, amend, alter or repeal the Bylaws of the Corporation. The stockholders may not adopt, amend, alter or repeal the Bylaws of the Corporation unless such action is approved, in addition to any other vote required by this Certificate of Incorporation, by the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.
ARTICLE VII.
Section 7.1 Ballot. Elections of directors (each such director, in such capacity, a “Director”) need not be by written ballot unless the Bylaws shall so provide.
Section 7.2 Number and Terms of the Board of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of Directors shall be fixed from time to time exclusively by a majority of the Whole Board of Directors; provided, that for as long as the Stockholders Agreement is in effect, the number of Directors shall never be less than the aggregate number of Directors that the parties to the Stockholders Agreement are entitled to designate from time to time pursuant to Section 1 thereof. For purposes of this Certificate of Incorporation, the term “Whole Board of Directors” shall mean the total number of authorized directors (from time to time) whether or not there exist any vacancies.
Section 7.3 Newly Created Directorships and Vacancies. Subject to (i) the rights of the holders of any series of Preferred Stock to elect directors and (ii) the designation rights granted to the Sponsor Stockholders (as defined above) pursuant to the Stockholders Agreements, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board of Directors that results from the death, disability, resignation, disqualification or removal of any director (including pursuant to the Stockholders Agreements) or from any other cause shall be filled solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders unless the Board of Directors determines by resolution that any such vacancy or newly created directorship shall be filled by the stockholders. Any director elected to fill a newly created directorship or vacancy in accordance with the preceding sentence shall hold office until the next annual meeting of stockholders held to elect the class of directors to which such director is elected and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification, or removal.
Section 7.4 Term and Removal for Cause. Subject to (i) the rights of the holders of any series of Preferred Stock to elect directors, each director shall hold office until the annual meeting at which such director’s term expires and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, disqualification or removal. No decrease in the number of directors shall shorten the term of any incumbent director. Subject to the rights of the holders of any series of Preferred Stock to elect directors, the Board of Directors or any individual director may be removed from office at any time either with or without cause by the affirmative vote of the holders of capital stock representing a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote thereon; provided, however, that from and after the time when the Mainsail Related Parties and the Just Rocks Related Parties (together, the “Sponsor Stockholders”) first cease to beneficially own, in the aggregate, a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation (a “Sponsor Trigger Event”), the Board of Directors or any individual director may be removed from office only for cause by the affirmative vote of the holders of capital stock representing at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote thereon.
Section 7.5 Classified Board. The Directors shall be classified, with respect to the time for which they shall hold their respective offices, by dividing them into three (3) classes, with each Director then in office to be designated as a Class I Director, a Class II Director or a Class III Director, with each class to be apportioned as nearly equal in number as possible. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. The initial Class I Directors shall serve for a term expiring at the first annual meeting of stockholders of the Corporation following the time at which the initial classification of the Board becomes effective; the initial Class II Directors shall serve for a term expiring at the second annual meeting of stockholders following the time at which the initial classification of the Board becomes effective; and the initial Class III Directors shall serve for a term expiring at the third annual meeting of stockholders following the time at which the initial classification of the Board becomes effective. Each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected and until his or her successor is duly elected and qualified, subject to such Director’s earlier death, resignation or removal in accordance with Section 7.4 of this Certificate of Incorporation. Subject to the Stockholders Agreement (for so long as it remains in effect), the Board of Directors is authorized to assign each Director already in office at the Effective Time, as well as each Director elected or appointed to a newly created directorship due to an increase in the size of the Board of Directors, to Class I, Class II or Class III. Without limitation to the rights of the stockholders party to the Stockholders Agreement, the provisions of this Section 7.5 are subject to the rights of the holders of any class or series of Preferred Stock to elect directors and such directors need not serve classified terms.
Section 7.6 Notice. Advance notice of stockholder nominations for election of Directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.
Section 7.7 Preferred Directors. Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Certificate of Incorporation (including any Preferred Stock Designation) applicable thereto. The number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to Section 7.2 hereof, and the total number of directors constituting the Whole Board of Directors shall be automatically adjusted accordingly. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.
ARTICLE VIII.
Section 8.1 Consent of Stockholders In Lieu of Meeting. Subject to the rights of the holders of any series of Preferred Stock, prior to the occurrence of the Sponsor Trigger Event, any action required or permitted to be taken by the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, are (1) signed by the holders of outstanding shares of stock of the Corporation representing not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation then issued and outstanding entitled to vote thereon were present and voted, and (2) delivered to the Corporation in accordance with applicable law. Subject to the rights of the holders of any series of Preferred Stock, from and after the occurrence of the Sponsor Trigger Event, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders of the Corporation, and shall not be taken by consent in lieu of a meeting.
Section 8.2 Special Meetings of Stockholders. Special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, at any time only by or at the direction of (i) the Chairperson of the Board of Directors (if any), (ii) the Chief Executive Officer or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board of Directors, and shall not be called by any other person or persons.
ARTICLE IX.
The Corporation reserves the right to amend, alter, change, adopt or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of shares of any class or series of capital stock of the Corporation required by law or by this Certificate of Incorporation and subject to the terms of the Stockholders Agreement, the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors shall be required to amend or repeal, or adopt any provision of this Certificate of Incorporation inconsistent with Articles IV, V, VI, VII, VIII, VIII, IX, X, XII and XIII; provided further, that any amendment (including by merger, consolidation or otherwise) to this Certificate of Incorporation that gives holders of the Class B Common Stock or Class C Common Stock (i) any rights to receive dividends (other than as set forth in the last sentence of Section 4.4(b) of Article IV) or any other kind of distribution, (ii) any right to convert into or be exchanged for shares of Class A Common Stock or (iii) any other economic rights shall, in addition to the vote of the holders of shares of any class or series of capital stock of the

Corporation required by law or by this Certificate of Incorporation, also require the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock voting separately as a class and the affirmative vote of the holders of a majority of the outstanding shares of Class D Common Stock voting separately as a class. If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any Person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any sentence of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other Persons and circumstances shall not in any way be affected or impaired thereby.
ARTICLE X.
The Corporation is authorized to indemnify, and to advance expenses to, each current or former Director, officer, employee or agent of the Corporation to the fullest extent permitted by Section 145 of the DGCL as it presently exists or may hereafter be amended. To the fullest extent permitted by the laws of the State of Delaware as it exists on the date hereof or as it may hereafter be amended, no Director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of his or her fiduciary duties as a director. No amendment to, or modification or repeal of, this Article X shall adversely affect any right or protection of a Director or of any officer, employee or agent of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.
ARTICLE XI.
Section 11.1 Corporate Opportunity.
(a) To the fullest extent permitted by the laws of the State of Delaware and in accordance with Section 122(17) of the DGCL, (i) the Corporation hereby renounces all interest and expectancy that it otherwise would be entitled to have in, and all rights to be offered an opportunity to participate in, any business opportunity that from time to time may be presented to (1) Mainsail, any Directors who are employees of or Affiliates of Mainsail (other than any such Director who is also an employee of the Corporation or its subsidiaries), or (2) any Director or stockholder who is not employed by the Corporation or its subsidiaries (each such Person, an “Exempt Person”); (ii) no Exempt Person will have any duty to refrain from (1) engaging in a corporate opportunity in the same or similar lines of business in which the Corporation or its subsidiaries from time to time is engaged or proposes to engage or (2) otherwise competing, directly or indirectly, with the Corporation or any of its subsidiaries; and (iii) if any Exempt Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity both for such Exempt Person or any of his or her respective Affiliates, on the one hand, and for the Corporation or its subsidiaries, on the other hand, such Exempt Person shall have no duty to communicate or offer such transaction or business opportunity to the Corporation or its subsidiaries and such Exempt Person may take any and all such transactions or opportunities for itself or offer such transactions or opportunities to any other Person. Notwithstanding the foregoing, the preceding sentence of this Section 11.1(a) shall not apply to any potential transaction or business opportunity that is expressly offered to a Director, executive officer or employee of the Corporation or its subsidiaries, solely in his or her capacity as a Director, executive officer or employee of the Corporation or its subsidiaries.
(b) To the fullest extent permitted by the laws of the State of Delaware, no potential transaction or business opportunity may be deemed to be a corporate opportunity of the Corporation or its subsidiaries unless (i) the Corporation or its subsidiaries would be permitted to undertake such transaction or opportunity in accordance with this Certificate of Incorporation, (ii) the Corporation or its subsidiaries at such time have sufficient financial resources to undertake such transaction or opportunity, (iii) the Corporation or its subsidiaries have an interest or expectancy in such transaction or opportunity and (iv) such transaction or opportunity would be in the same or similar line of business in which the Corporation or its subsidiaries are then engaged or a line of business that is reasonably related to, or a reasonable extension of, such line of business.
Section 11.2 Liability. To the fullest extent permitted by law, no stockholder and no Director will be liable to the Corporation or its subsidiaries or stockholders for breach of any duty solely by reason of any activities or omissions of the types referred to in this Article XI, except to the extent such actions or omissions are in breach of this Article XI.

ARTICLE XII.
Unless the Corporation consents in writing to the selection of an alternative forum, (a) (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws (as either may amended and/or restated from time to time) or as to which the DGCL confers exclusive jurisdiction on the Court of Chancery of the State of Delaware (the “Court of Chancery”), or (iv) any action asserting a claim governed by the internal affairs doctrine, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware; and (b) the federal district courts of the United States (the “Federal Courts”) shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Notwithstanding the foregoing, this Article XII shall not apply to claims seeking to enforce any liability or duty created by the Exchange Act. If any provision or provisions of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. If any action, the subject matter of which is within the scope of the first sentence of this Article XII, is filed in a court other than the Court of Chancery or the Federal Courts, as applicable, (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery or the Federal Courts, as applicable, in connection with any action brought in any such court to enforce the first sentence of this Article XII and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.
ARTICLE XIII.
Section 13.1 Section 203 of the DGCL. The Corporation expressly elects not to be governed by Section 203 of the DGCL and the restrictions and limitations set forth therein.
Section 13.2 Interested Stockholder Transactions. Notwithstanding anything to the contrary set forth in this Certificate of Incorporation, the Corporation shall not engage in any Business Combination (as defined below) at any point in time at which the Corporation’s Class A Common Stock, Class B Common Stock. Class C Common Stock or Class D Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act with any Interested Stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an Interested Stockholder, unless:
(a) prior to such time that such stockholder became an Interested Stockholder, the Board of Directors approved either the Business Combination or the transaction which resulted in such stockholder becoming an Interested Stockholder;
(b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (A) persons who are directors and also officers and (B) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or
(c) at or subsequent to such time that such stockholder became an Interested Stockholder, the Business Combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of capital stock of the Corporation which is not owned by such Interested Stockholder.

Section 13.3 Definitions. As used in this Certificate of Incorporation, the following terms shall have the following meaning:
(a) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person and, for purposes of the definition of Affiliate “control,” (including the terms “controlling,” “controlled by” and “under common control with,”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract, or otherwise. A Person who is the owner, of twenty percent (20%) or more of the outstanding voting stock of a corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such Person holds voting stock, in good faith and not for the purpose of circumventing this Article XIII, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.
(b) “Associate”, when used to indicate a relationship with any Person, means: (i) any corporation, partnership, unincorporated association or other entity of which such Person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of shares of voting stock of the Corporation; (ii) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such Person, or any relative of such spouse, who has the same residence as such Person.
(c) “Business Combination” means (i) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (A) with the Interested Stockholder, or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation this Article XIII is not applicable to the surviving entity; (ii) any sale, lease, exchange, mortgage, pledge, Transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the Interested Stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding shares of capital stock of the Corporation; any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (B) pursuant to a merger under Section 251(g) of the DGCL; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (D) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (E) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (C) through (E) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments); (iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i) through (iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

(d) “Change of Control” means the occurrence of any of the following events: (1) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person and its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock, Preferred Stock and/or any other class or classes of capital stock of the Corporation (if any) representing in the aggregate more than fifty percent (50%) of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote; (2) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated a transaction or series of related transactions for the sale, lease, exchange or other disposition, directly or indirectly, by the Corporation of all or substantially all of the Corporation’s assets (including a sale of all or substantially all of the assets of Brilliant Earth LLC); (3) there is consummated a merger or consolidation of the Corporation with any other corporation or entity, and, immediately after the consummation of such merger or consolidation, the voting securities of the Corporation immediately prior to such merger or consolidation do not continue to represent, or are not converted into, voting securities representing more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the Person resulting from such merger or consolidation or, if the surviving company is a subsidiary, the ultimate parent thereof; or (4) the Corporation ceases to be the sole managing member of Brilliant Earth LLC; provided, however, that a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions immediately following which (a) the beneficial owners of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock, Preferred Stock and/or any other class or classes of capital stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in and voting control over, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions or (b) in the case of the foregoing clauses (1) or (3), the Mainsail Related Parties or the Just Rocks Related Parties are the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock, Preferred Stock and/or any other class or classes of capital stock of the Corporation (if any) representing in the aggregate more than fifty percent (50%) of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote (or, in the case of a transaction described in the foregoing clause (3), more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Person resulting from such merger of consolidation or, if the surviving company is a subsidiary, the ultimate parent thereof).
(e) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any applicable rules and regulations promulgated thereunder, and any successor to such statute, rules or regulations.
(f) “Interested Stockholder” means any Person (other than the Corporation and any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the is the owner of fifteen percent (15%) or more of the outstanding voting stock of the Corporation, or (ii) is an Affiliate of the Corporation and was the owner of fifteen percent (15%) or more of the outstanding voting stock of the Corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such Person is an Interested Stockholder, and the Affiliates and Associates of such Person. Notwithstanding anything in this Article XIII to the contrary, the term “Interested Stockholder” shall not include: (v) the Mainsail Related Parties or any of their current and future Affiliates (so long as such affiliate remains an affiliate) or Associates, including any investment funds managed, directly or indirectly, by Mainsail or any other Person with whom any of the foregoing are acting as a group or in concert for the purpose of acquiring, holding, voting or disposing of shares of capital stock of the Corporation; (w) the Just Rocks Related Parties or any of their current and future Affiliates (so long as such affiliate remains an affiliate) or Associates, including any investment funds managed, directly or indirectly, by Just Rocks or any other Person with whom any of the foregoing are acting as a group or in concert for the purpose of acquiring, holding, voting or disposing of shares of capital stock of the Corporation; (x) any Person who acquires ownership of fifteen percent (15%) or more of the then-outstanding voting stock of the Corporation directly or indirectly from a Mainsail Related Party or a Just Rocks Related Party, and excluding, for the avoidance of doubt, any Person who acquires voting stock of the Corporation through a broker’s transaction executed on any securities exchange or other over-the-counter market or pursuant to an underwritten public offering; (y) a stockholder that becomes an Interested Stockholder inadvertently and (A) as soon as practicable divests itself of ownership of sufficient shares so that such stockholder ceases to be an Interested Stockholder and (B) would not, at any time within the three-year period immediately prior to a business combination between the Corporation and such stockholder, have been an Interested Stockholder but for the inadvertent acquisition of ownership or (z) any person whose ownership of shares in excess of the fifteen percent (15%) limitation set forth herein is the result of any action taken solely by the Corporation; provided, however, that such person specified in this clause (z) shall be an Interested Stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a Person is an Interested Stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the Person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
(g) “Just Rocks” means Just Rocks, Inc., a Delaware corporation.
(h) “Just Rocks Related Parties” means Just Rocks and its Affiliates.
(i) “Mainsail” means Mainsail Partners III, L.P., a Delaware limited partnership.
(j) “Mainsail Related Parties” means Mainsail and its Affiliates.
(k) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means, for purposes of this Article XIII, a person that individually or with or through any of its affiliates or associates:
(i) beneficially owns such stock, directly or indirectly;
(ii) has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or
(iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in clause (B) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.
(l) “Person” means any individual, corporation, partnership, limited liability company, unincorporated association or other entity.
(m) “Securities Act” means the U.S. Securities Act of 1933, as amended, and applicable rules and regulations promulgated thereunder, and any successor to such statute, rules or regulations.
(n) “stock” means, for purposes of this Article XIII, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
(o) “Transfer” (and, with a correlative meaning, “Transferring”) means any sale, transfer, assignment, redemption or other disposition of (whether directly or indirectly, whether with or without consideration and whether voluntarily or involuntarily or by operation of Law) (a) any interest (legal or beneficial) in any shares of capital of stock of the Corporation or (b) any equity or other interest (legal or beneficial) in any stockholder if substantially all of the assets of such stockholder consist solely of shares of capital stock of the Corporation.
(p) “voting stock” means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference in this Article XIII to a percentage or proportion of voting stock shall refer to such percentage or other proportion of the votes of such voting stock.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed on this 22nd day of September, 2021.

BRILLIANT EARTH GROUP, INC.

By:	/s/ Beth Gerstein
Name:	Beth Gerstein
Title:	Chief Executive Officer

SCHEDULE A

ISSUANCE OF CLASS B COMMON STOCK
1.	Mainsail Partners III, L.P., a Delaware limited partnership
2.	Mainsail Co-Investors III, L.P., a Delaware limited partnership
3.	Mainsail Incentive Program, LLC, a Delaware limited liability company
4.	Certain employees of the Corporation

SCHEDULE B

CLASS D HOLDERS
1.	Just Rocks, Inc., a Delaware corporation
2.	Beth Gerstein
3.	Eric Grossberg

Appendix D
Amended and Restated Bylaws of

Brilliant Earth Group, Inc.

(a Delaware corporation)

D-i

D-ii

Amended and Restated Bylaws of
Brilliant Earth Group, Inc.
Article I—Corporate Offices
1.1 Registered Office.
The address of the registered office of Brilliant Earth Group, Inc. (the “Corporation”) in the State of Delaware, and the name of its registered agent at such address, shall be as set forth in the Corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (the “Certificate of Incorporation”).
1.2 Other Offices.
The Corporation may have additional offices at any place or places, within or outside the State of Delaware, as the Corporation’s board of directors (the “Board”) may from time to time establish or as the business of the Corporation may require.
Article II—Meetings of Stockholders
2.1 Place of Meetings.
Meetings of stockholders shall be held at any place within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.
2.2 Annual Meeting.
The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these Bylaws may be transacted. The Board may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.
2.3 Special Meeting.
Special meetings of the stockholders may be called only by such persons and only in such manner as set forth in the Certificate of Incorporation.
No business may be transacted at any special meeting of stockholders other than the business specified in the notice of such meeting. The Board may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.
2.4 Notice of Business to be Brought before a Meeting.
This Section 2.4 shall apply to any business that may be brought before an annual meeting of stockholders other than nominations for election to the Board at such meeting, which shall be governed by Section 2.5 and Section 2.6. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 and Section 2.6 and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 and Section 2.6.
(a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in a notice of meeting given by or at the direction of the Board, (ii) if not specified in a notice of meeting, otherwise brought before the meeting by the Board or the Chairperson of the Board, if any, or (iii) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting, and (3) has complied with this Section 2.4 in all applicable respects or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3, and stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. For purposes of this Section 2.4 and Section 2.5, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or a qualified representative of such proposing stockholder, appear at such annual meeting, and a “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
(b) Without qualification, for business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii)(A) of Section 2.4(a), the business must constitute a proper matter for stockholder action and the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”); provided, further, that for the purposes of calculating Timely Notice for the first annual meeting held after the Corporation’s initial public offering of its common stock pursuant to a registration statement on Form S-1, the date of the immediately preceding annual meeting shall be deemed to be June 15, 2021. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of Timely Notice as described above.
(c) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the Secretary shall set forth:
(i) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);
(ii) As to each Proposing Person, (A) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (B) any rights to dividends on the shares of any class or series of shares of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (C) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (D) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation, on the other hand, (E) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation or any affiliate of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (F) a representation that such Proposing Person intends or is part of a group which intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies or votes from stockholders in support of such proposal and (G) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (G) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; and
(iii) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder; and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.
(d) For purposes of this Section 2.4, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.
(e) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.
(f) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
(g) This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
(h) For purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.
2.5 Notice of Nominations for Election to the Board.
(a) Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) as provided in the Stockholders Agreement (as defined below), (ii) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these Bylaws, or (iii) by a stockholder present in person (A) who was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.5 and Section 2.6 as to such notice and nomination. Other than nominations made by a stockholder in accordance with the Stockholders Agreement, the foregoing clause (iii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting or special meeting.
(b) (i) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting pursuant to clause (iii) of Section 2.5(a), the stockholder must (1) provide Timely Notice (as defined in Section 2.4) thereof in writing and in proper form to the Secretary of the Corporation, (2) provide the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth by this Section 2.5 and Section 2.6 and (3) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5 and Section 2.6.
(ii) Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at a special meeting, the stockholder must (A) provide timely notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, (B) provide the information with respect to such stockholder and its candidate for nomination as required by this Section 2.5 and Section 2.6 and (C) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4) of the date of such special meeting at which directors are to be elected was first made.

(iii) In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(iv) In no event may a Nominating Person provide Timely Notice with respect to a greater number of director candidates than are subject to election by stockholders at the applicable meeting. Notwithstanding anything in Section 2.5(b)(i)(1) to the contrary, if the number of directors subject to election at an annual meeting is increased effective after the time period for which nominations would otherwise be due under Section 2.5(b)(i)(1) and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the one-year anniversary of the preceding year’s annual meeting, a Stockholder’s notice required by this Section 2.5 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary of the Corporation not later than the tenth (10th) day following the date on which public disclosure (as defined in Section 2.4(h)) is first made by the Corporation.
(c) To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the Secretary shall set forth:
(i) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(c)(i), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(i));
(ii) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(c)(ii), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(ii) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(c)(ii) shall be made with respect to the nomination of persons for election to the Board at the meeting); and
(iii) As to each candidate whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 and Section 2.6 if such candidate for nomination were a Nominating Person, (B) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in the Corporation’s proxy statement as a nominee and to serving as a director if elected), (C) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) through (C) are referred to as “Nominee Information”), and (D) a completed and signed questionnaire, representation and agreement as provided in Section 2.6(a).
(d) For purposes of this Section 2.5, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.
(e) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination.
(f) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.
2.6 Additional Requirements for Valid Nomination of Candidates to Serve as Director and, if Elected, to be Seated as Directors.
(a) To be eligible to be a candidate for election as a director of the Corporation at an annual or special meeting, a candidate must be nominated in the manner prescribed in Section 2.5 and the candidate for nomination, whether nominated by the Board or by a stockholder of record, must have previously delivered (with respect to nominations by stockholders pursuant to Section 2.5, within the time period for delivery of the stockholder’s notice pursuant to Section 2.5), to the Secretary at the principal executive offices of the Corporation, (i) a completed written questionnaire (in a form provided by the Corporation upon request) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (ii) a written representation and agreement (in form provided by the Corporation upon request) that such candidate for nomination (A) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed therein or otherwise to the Corporation and (B) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect).
(b) The Board may also require any proposed candidate for nomination as a Director to furnish such other information as may reasonably be requested by the Board in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation, including, without limitation, eligibility in accordance with the Corporation’s Corporate Governance Guidelines.
(c) A candidate for nomination as a director shall further update and supplement the materials delivered pursuant to this Section 2.6, if necessary, so that the information provided or required to be provided pursuant to this Section 2.6 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (or any other office specified by the Corporation in any public announcement) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(d) No candidate shall be eligible for nomination as a director of the Corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with Section 2.5 and this Section 2.6, as applicable. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with Section 2.5 and this Section 2.6, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect.
(e) Subject to Section 2.6(f) of these Bylaws, no candidate for nomination shall be eligible to be seated as a director of the Corporation unless nominated in accordance with Section 2.5 and this Section 2.6.
(f) Notwithstanding anything in these Bylaws to the contrary, for so long as any party to (i) that certain stockholders agreement, dated as of September 22, 2021, by and among the Corporation, Mainsail Partners III, L.P., Mainsail Incentive Program, LLC, Mainsail Co-Investors III, L.P., Just Rocks, Inc. and their Permitted Transferees (as defined therein) (as the same may be amended, restated, supplemented and/or otherwise modified from time to time in accordance with its terms, the “Stockholders Agreement”), is entitled to nominate a Director or Directors pursuant to the Stockholders Agreement, such party shall not be subject to Section 2.5 or this Section 2.6 with respect to a nomination made pursuant to the Stockholder Agreement.
2.7 Notice of Stockholders’ Meetings.
Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with Section 8.1 of these Bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and time of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.
2.8 Quorum.
Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote at the meeting, present in person, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these Bylaws until a quorum is present or represented. At any adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.
2.9 Adjourned Meeting; Notice.
When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such meeting as of the record date so fixed for notice of such adjourned meeting.
2.10 Conduct of Business.
The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the person presiding over the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), shall, if the facts warrant, determine and declare to the meeting that a matter of business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
2.11 Voting.
Except as may be otherwise provided in the Certificate of Incorporation, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.
Except as otherwise provided by the Certificate of Incorporation, at all duly called or convened meetings of stockholders at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, each other matter presented to the stockholders at a duly called or convened meeting at which a quorum is present shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.
2.12 Record Date for Stockholder Meetings and Other Purposes.
In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is first given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting; and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of capital stock, or for the purposes of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
2.13 Proxies.
Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of an electronic transmission which sets forth or is submitted with information from which it can be determined that the transmission was authorized by the stockholder.
2.14 List of Stockholders Entitled to Vote.
The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.14 or to vote in person or by proxy at any meeting of stockholders.
2.15 Inspectors of Election.
Before any meeting of stockholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If any person appointed as inspector or any alternate fails to appear or fails or refuses to act, then the person presiding over the meeting shall appoint a person to fill that vacancy.
Such inspectors shall:
(i) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting and the validity of any proxies and ballots;
(ii) count all votes or ballots;
(iii) count and tabulate all votes;
(iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspector(s); and
(v) certify its or their determination of the number of shares represented at the meeting and its or their count of all votes and ballots.

Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspection with strict impartiality and according to the best of such inspector’s ability. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.
2.16 Delivery to the Corporation.
Whenever Section 2.4, Section 2.5 or Section 2.6 of this Article II requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested, and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered. For the avoidance of doubt, the Corporation expressly opts out of Section 116 of the DGCL with respect to the delivery of information and documents to the Corporation required by Section 2.4, Section 2.5 or Section 2.6 of this Article II.
Article III—Directors
3.1 Powers.
Except as otherwise provided by the Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.
3.2 Number ; Term; Qualifications.
The total number of directors constituting the Board shall be determined from time to time as provided in the Certificate of Incorporation, subject to the rights granted pursuant to the Stockholders Agreement. The Board shall be classified in the manner provided in the Certificate of Incorporation. Each director shall hold office until such time as provided in the Certificate of Incorporation. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. Directors need not be stockholders to be qualified for election or service as a director of the Corporation. The Certificate of Incorporation or these Bylaws may prescribe qualifications for directors.
3.3 Resignation; Removal; Vacancies.
Any director may resign at any time upon written or electronic transmission to the Secretary of the Corporation. Such resignation shall be effective upon delivery unless otherwise specified. Directors of the Corporation may be removed only as expressly provided in the Certificate of Incorporation. Newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board resulting from the death, resignation, disqualification, removal from office or other cause shall be filled as set forth in the Certificate of Incorporation and subject to the rights granted pursuant to the Stockholders Agreement.
3.4 Place of Meetings; Meetings by Telephone.
The Board may hold meetings, both regular and special, either within or outside the State of Delaware.
Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.
3.5 Regular Meetings.
Regular meetings of the Board may be held within or outside the State of Delaware and at such time and at such place as which has been designated by the Board and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, or by electronic mail or other means of electronic transmission. No further notice shall be required for regular meetings of the Board.

3.6 Special Meetings; Notice.
Special meetings of the Board for any purpose or purposes may be called at any time by the Chairperson of the Board, if any, the Chief Executive Officer or a majority of the total number of directors constituting the Board; provided, that at any time that the total number of directors constituting the board is eight (8) or more, special meetings of the Board may also be called by four (4) directors.
Notice of the time and place of special meetings shall be:
(i) delivered personally by hand, by courier or by telephone;
(ii) sent by United States first-class mail, postage prepaid;
(iii) sent by electronic mail; or
(iv) sent by other means of electronic transmission,
directed to each director at that director’s address, telephone number, electronic mail address, or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.
If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.
3.7 Quorum.
At all meetings of the Board, unless otherwise provided by the Certificate of Incorporation, a majority of the total number of directors shall constitute a quorum for the transaction of business; provided that, solely for the purposes of filling vacancies pursuant to Section 3.3 of these Bylaws, a meeting of the Board may be held if a majority of the directors then in office participate in such meeting. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
3.8 Board Action without a Meeting.
Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee thereof, in the same paper or electronic form as the minutes are maintained. Such action by written consent or consent by electronic transmission shall have the same force and effect as a unanimous vote of the Board.
3.9 Fees and Compensation of Directors.
Unless otherwise restricted by the Certificate of Incorporation, these Bylaws or the Stockholders Agreement, the Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity. Any director of the Corporation may decline any or all such compensation payable to such director in his or her discretion.
Article IV—Committees
4.1 Committees of Directors.
The Board may designate one (1) or more committees, each committee to consist, of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law or provided in the resolution of the Board or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval (other than the election or removal of directors), or (ii) adopt, amend or repeal any bylaw of the Corporation.
4.2 Committee Minutes.
Each committee shall keep regular minutes of its meetings and report the same to the Board when required.
4.3 Meetings and Actions of Committees.
Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:
(i) Section 3.5 (regular meetings);
(ii) Section 3.6 (special meetings; notice);
(iii) Section 3.4 (place of meetings; meetings by telephone);
(iv) Section 3.8 (action without a meeting); and
(v) Section 7.13 (waiver of notice),
with such changes in the context of those Bylaws provisions as are necessary to substitute the committee and its members for the Board and its members. However:
(i) the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;
(ii) special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee; and
(iii) the Board may adopt rules for the governance of any committee to override the provisions that would otherwise apply to the committee pursuant to this Section 4.3, provided that such rules do not violate the provisions of the Certificate of Incorporation or applicable law.
4.4 Subcommittees.
Unless otherwise provided in the Certificate of Incorporation, these Bylaws or the resolutions of the Board designating the committee, a committee may create one (1) or more subcommittees, each subcommittee to consist of one (1) or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.
Article V—Officers
5.1 Officers.
The officers of the Corporation shall include a Chief Executive Officer, a President and a Secretary. The Corporation may also have, at the discretion of the Board, a Chairperson of the Board (subject to the Stockholders Agreement), a Vice Chairperson of the Board, a Chief Financial Officer, a Chief Accounting Officer, a Treasurer, one (1) or more Vice Presidents, one (1) or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same person. No officer need be a stockholder or (other than the Chairperson of the Board and the Vice Chairperson of the Board) a director of the Corporation.
5.2 Appointment of Officers.
The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws.
5.3 Subordinate Officers.
The Board may appoint, or empower the Chief Executive Officer or President or, in the absence of a Chief Executive Officer or President, the Chief Financial Officer, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.
5.4 Removal and Resignation of Officers.
Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any officer may resign at any time by giving notice in writing or by electronic transmission to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board may fill the pending vacancy before the effective date if the Board provides that the successor shall not take office until the effective date. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.
5.5 Vacancies in Offices.
Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.
5.6 Representation of Shares of Other Corporations.
The Chairperson of the Board, if any, the Chief Executive Officer or the President, or any other person authorized by the Board, the Chief Executive Officer or the President, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares or voting securities of any other corporation or other entity standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.
5.7 Authority and Duties of Officers.
All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be provided herein or designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the oversight of the Board.
5.8 Compensation.
The compensation of the officers of the Corporation for their services as such shall be fixed from time to time by or at the direction of the Board. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he or she is also a director of the Corporation.
Article VI—Records
A stock ledger consisting of one or more records in which the names of all of the Corporation’s stockholders of record, the address and number of shares registered in the name of each such stockholder, and all issuances and transfers of stock of the corporation are recorded in accordance with Section 224 of the DGCL shall be administered by or on behalf of the Corporation. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases), provided that the records so kept can be converted into clearly legible paper form within a reasonable time and, with respect to the stock ledger, that the records so kept (i) can be used to prepare the list of stockholders specified in Sections 219 and 220 of the DGCL, (ii) record the information specified in Sections 156, 159, 217(a) and 218 of the DGCL, and (iii) record transfers of stock as governed by Article 8 of the Uniform Commercial Code as adopted in the State of Delaware.
Article VII—General Matters
7.1 Execution of Corporate Contracts and Instruments.
The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances.

7.2 Stock Certificates.
The shares of the Corporation shall be represented by certificates, provided that the Board by resolution may provide that some or all of the shares of any class or series of stock of the Corporation shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by, any two officers authorized to sign stock certificates representing the number of shares registered in certificate form. The Chairperson or Vice Chairperson of the Board, if any, Chief Executive Officer, the President, Vice President, the Treasurer, if any, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation shall be specifically authorized to sign stock certificates. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.
7.3 Special Designation of Certificates.
If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or on the back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of uncertificated shares, set forth in a notice provided pursuant to Section 151 of the DGCL); provided, however, that except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face of back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of any uncertificated shares, included in the aforementioned notice) a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
7.4 Lost Certificates.
Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
7.5 Shares Without Certificates
The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided the use of such system by the Corporation is permitted in accordance with applicable law.
7.6 Construction; Definitions.
Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural and the plural number includes the singular.

7.7 Dividends.
The Board, subject to any restrictions contained in either (i) the DGCL or (ii) the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.
The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.
7.8 Fiscal Year.
The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.
7.9 Seal.
The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
7.10 Transfer of Stock.
Shares of the Corporation shall be transferable in the manner prescribed by law, in these Bylaws and subject to the restrictions under the Stockholders Agreement. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.
7.11 Stock Transfer Agreements.
The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.
7.12 Registered Stockholders.
The Corporation:
(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner; and
(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.
7.13 Waiver of Notice.
Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

Article VIII—Notice
8.1 Delivery of Notice; Notice by Electronic Transmission.
Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provisions of the DGCL, the Certificate of Incorporation, or these Bylaws may be given in writing directed to the stockholder’s mailing address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the records of the Corporation and shall be given (1) if mailed, when the notice is deposited in the U.S. mail, postage prepaid, (2) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address or (3) if given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail. A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation.
Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the Corporation. Notwithstanding the provisions of this paragraph, the Corporation may give a notice by electronic mail in accordance with the first paragraph of this section without obtaining the consent required by this paragraph.
Any notice given pursuant to the preceding paragraph shall be deemed given:
(i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;
(ii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and
(iii) if by any other form of electronic transmission, when directed to the stockholder.
Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that (1) the Corporation is unable to deliver by such electronic transmission two (2) consecutive notices given by the Corporation and (2) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice, provided, however, the inadvertent failure to discover such inability shall not invalidate any meeting or other action.
An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
Article IX—Indemnification
9.1 Indemnification of Directors and Officers.
The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the Corporation (a “covered person”) who was or is made or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred by such person in connection with any such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized in the specific case by the Board.
9.2 Indemnification of Others.
The Corporation shall have the power to indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the

Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.
9.3 Prepayment of Expenses.
The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by any covered person, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article IX or otherwise.
9.4 Determination; Claim.
If a claim for indemnification (following the final disposition of such Proceeding) under this Article IX is not paid in full within sixty (60) days, or a claim for advancement of expenses under this Article IX is not paid in full within thirty (30) days, after a written claim therefor has been received by the Corporation the claimant may thereafter (but not before) file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.
9.5 Non-Exclusivity of Rights.
The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.
9.6 Insurance.
The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.
9.7 Continuation of Indemnification.
The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this Article IX shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.
9.8 Amendment or Repeal; Interpretation.
The provisions of this Article IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these Bylaws), in consideration of such person’s performance of such services, and pursuant to this Article IX the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses Bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these Bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.

Any reference to an officer of the Corporation in this Article IX shall be deemed to refer exclusively to the Chief Executive Officer, President, and Secretary, or other officer of the Corporation appointed by (x) the Board pursuant to Article V of these Bylaws or (y) an officer to whom the Board has delegated the power to appoint officers pursuant to Article V of these Bylaws, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the Board (or equivalent governing body) of such other entity pursuant to the certificate of incorporation and Bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Article IX.
Article X—Amendments
The Board is expressly empowered to adopt, amend or repeal the Bylaws. The stockholders also shall have power to adopt, amend or repeal the Bylaws; provided, however, that such action by stockholders shall require, in addition to any other vote required by the Certificate of Incorporation, Stockholders Agreement or applicable law, the affirmative vote of the holders of at least 66 2/3% of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Article XI—Definitions
As used in these Bylaws, unless the context otherwise requires, the following terms shall have the following meanings:
An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.
An “electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files and information).
An “electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.
The term “person” means any individual, general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

Brilliant Earth Group, Inc.

Certificate of Amendment and Restatement of Bylaws

The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of Brilliant Earth Group, Inc., a Delaware corporation (the “Corporation”), and that the foregoing Bylaws were adopted by the Board of Directors of the Corporation on September 22, 2021 to be effective as of September 22, 2021.

/s/ Alex Grab
Alex Grab
General Counsel & Secretary

Appendix E
ARTICLES OF INCORPORATION

OF

BRILLIANT EARTH GROUP, INC.
ARTICLE I.
The name of the corporation is Brilliant Earth Group, Inc. (the “Corporation”). The Corporation is the resulting entity in the conversion of Brilliant Earth Group, Inc., a Delaware corporation, into a Nevada corporation and is a continuation of the existence thereof pursuant to Nevada Revised Statutes (as amended from time to time, the “NRS”) Chapter 92A.
ARTICLE II.
The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.
ARTICLE III.
The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the NRS, including, without limitation, (i) investing in securities of Brilliant Earth, LLC, a Delaware limited liability company, or any successor entities thereto (“Brilliant Earth LLC”) and any of its subsidiaries, (ii) exercising all rights, voting powers, privileges and other incidents of ownership or possession with respect to the Corporation’s assets, including managing, holding, selling and disposing of such assets and (iii) engaging in any other activities incidental or ancillary thereto.
ARTICLE IV.
Section 4.1 Authorized Stock. The total number of shares of all classes of stock that the Corporation is authorized to issue is one billion six hundred sixty million (1,660,000,000), consisting of, and designated as:
(a) One billion two hundred million (1,200,000,000) shares of Class A common stock, with a par value of $0.0001 per share (the “Class A Common Stock”);
(b) One hundred fifty million (150,000,000) shares of Class B common stock, with a par value of $0.0001 per share (the “Class B Common Stock”);
(c) One hundred fifty million (150,000,000) shares of Class C common stock, with a par value of $0.0001 per share (the “Class C Common Stock”);
(d) One hundred fifty million (150,000,000) shares of Class D common stock, with a par value of $0.0001 per share (the “Class D Common Stock”); and
(e) Ten million (10,000,000) shares of preferred stock, with a par value of $0.0001 per share (the “Preferred Stock”).
Section 4.2 Preferred Stock. The board of directors of the Corporation (the “Board of Directors”) is authorized to provide, out of the unissued shares of Preferred Stock, for the issuance of shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Nevada (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series and to fix the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation, the authority to fix or alter the dividend rights, dividend rates, conversion rights, exchange rights, voting rights, rights and terms of redemption (including sinking and purchase fund provisions), the redemption price or prices, restrictions on the issuance of shares of such series, the dissolution preferences and the rights in respect of any distribution of assets of any wholly unissued series of Preferred Stock and the number of shares constituting any such series, and the designation thereof, or any of them and to increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series so created (except where otherwise provided in the Preferred Stock Designation), subsequent to the issue of that series. In case the authorized number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. There shall be no limitation or restriction on any variation between any of the different series of Preferred Stock as to the designations, voting powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof; and the several series of Preferred Stock may vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors or by a duly authorized committee of the Board of Directors, providing for the issuance of the various series of Preferred Stock.
Section 4.3 Number of Authorized Shares. The number of authorized shares of any of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon, without a separate vote of any holders of shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock or Preferred Stock, or of any series thereof (and for the avoidance of doubt, any right to a separate vote or consent that may otherwise be required under NRS 78.2055, 78.207 or 78.390 is hereby specifically denied), unless a separate vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.
Section 4.4 Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock. The voting powers, preferences, limitations, restrictions and relative rights of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock and Class D Common Stock, and the qualifications, limitations or restrictions thereof are as follows:
(a) Voting Rights. Except as otherwise required by law,
(i) Each share of Class A Common Stock shall entitle the record holder thereof as of the applicable record date to one (1) vote per share in person or by proxy on all matters submitted to a vote of the holders of Class A Common Stock, whether voting separately as a class or otherwise.
(ii) Each share of Class B Common Stock shall entitle the record holder thereof as of the applicable record date to one (1) vote per share in person or by proxy on all matters submitted to a vote of the holders of Class B Common Stock, whether voting separately as a class or otherwise.
(iii) Each share of Class C Common Stock shall entitle the record holder thereof as of the applicable record date to ten (10) votes per share in person or by proxy on all matters submitted to a vote of the holders of Class C Common Stock, whether voting separately as a class or otherwise.
(iv) Each share of Class D Common Stock shall entitle the record holder thereof as of the applicable record date to ten (10) votes per share in person or by proxy on all matters submitted to a vote of the holders of Class D Common Stock, whether voting separately as a class or otherwise.
(v) Except as otherwise required by applicable law or expressly provided in these articles of incorporation (as amended from time to time, these “Articles of Incorporation”), the holders of shares of Class A Common Stock, Class B Common Stock, Class C Common Stock and the Class D Common Stock shall vote together as a single class (or, if any holders of shares of Preferred Stock are entitled to vote together with the holders of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock, as a single class with such holders of Preferred Stock) on all matters submitted to a vote of stockholders of the Corporation, and for the avoidance of doubt, any right to a separate vote or consent that may otherwise be required under NRS 78.2055, 78.207 or 78.390 is hereby specifically denied.
(b) Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Class A Common Stock and Class D Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Class A Common Stock and Class D Common Stock out of the assets or funds of the Corporation that are by law available therefor, at such times and in such amounts as the Board of Directors in its discretion shall determine. Dividends may not be declared or paid (x) on the Class A Common Stock unless a dividend of the same amount per share and same type of cash or property (or combination thereof) per share is concurrently declared or paid on the Class D Common Stock or (y) on the Class D Common Stock unless a dividend of the same amount per share and same type of cash or property (or combination thereof) per share is concurrently declared or paid on the Class A Common Stock; provided, however, in the event any dividend is declared or paid in-kind in shares of Class A Common Stock or shares of Class D Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares), as applicable, then the holders of Class A Common Stock will be entitled to receive such dividends only in the form of shares of Class A Common Stock (or rights to acquire, or securities convertible into or exchangeable for, Class A Common Stock) and the holders of Class D Common Stock will be entitled to receive such dividend only in the form of shares of Class D Common Stock (or rights to acquire, or securities convertible into or exchangeable for, Class D Common Stock) (provided, any such dividend shall be required to be declared and paid at the same rate on the outstanding shares of Class A Common Stock as it is on the outstanding shares of Class D Common Stock and vice versa). Other than in connection with a dividend declared by the Board of Directors in connection with a “poison pill” or similar stockholder rights plan, dividends shall not be declared or paid on the Class B Common Stock or Class C Common Stock and the holders of shares of Class B Common Stock or the Class C Common Stock shall have no right to receive dividends in respect of such shares of Class B Common Stock or the Class C Common Stock.
(c) Liquidation Rights. In the event of liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and after making provisions for preferential and other amounts, if any, to which the holders of Preferred Stock or any class or series of stock having a preference over the Class A Common Stock and Class D Common Stock with respect to payments in liquidation shall be entitled, the remaining assets and funds of the Corporation available for distribution shall be divided among and paid ratably to the holders of all outstanding shares of Class A Common Stock and Class D Common Stock in proportion to the number of shares held by each such stockholder. A consolidation, reorganization or merger of the Corporation with any other Person or Persons (as defined below), or a sale of all or substantially all of the assets of the Corporation, shall not be considered to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Section 4.4(c).
(d) Class B Common Stock.
(i) From and after the effectiveness of these Articles of Incorporation with the Secretary of State of the State of Nevada (the “Effective Time”), (x) shares of Class B Common Stock may be issued only to, and registered only in the name of, the Continuing Equity Owners (excluding our founders, Beth Gerstein, Eric Grossberg, Just Rocks and their respective Affiliates (collectively, the “Founders”)) and their respective Permitted Transferees (as defined below) in accordance with Section 4.5 (including all subsequent Permitted Transferees) (the Continuing Equity Owners (excluding our Founders) together with such persons, collectively, the “Permitted Class B Owners”) and (y) the aggregate number of shares of Class B Common Stock at any time registered in the name of each such Permitted Class B Owner must be equal to the aggregate number of Common Units held of record at such time by such Permitted Class B Owner under the LLC Agreement (as defined below); provided, however, that with respect to shares of Class B Common Stock held by any Permitted Class B Owner that is a Mainsail Related Party (a “Permitted Mainsail Class B Owner”), the requirement described in the foregoing clause (y) shall be satisfied so long as the aggregate number of shares of Class B Common Stock at any time registered in the name of all Permitted Mainsail Class B Owners is equal to the aggregate number of Common Units held of record at such time by all Permitted Mainsail Class B Owners (the requirement described in this proviso, the “Mainsail Collective Registered Owner Requirement”). As used in these Articles of Incorporation, (A) “Continuing Equity Owner” means each of the holders of Common Units (other than the Corporation) of Brilliant Earth LLC, as set forth on Schedule A hereto, (B) “Common Unit” means a limited liability company interest in Brilliant Earth LLC, authorized and issued under the Amended and Restated Limited Liability Company Agreement of Brilliant Earth LLC, dated as of the date hereof, as such agreement may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time (the “LLC Agreement”), and constituting a “Common Unit” as defined in such LLC Agreement and (C) “Permitted Transfer” means a transfer or assignment of Class B Common Stock, Class C Common Stock or Class D Common Stock (or any legal or beneficial interest in such shares) by the holder thereof to any transferee or assignee only to the extent permitted by the LLC Agreement (and a holder of Class B

Common Stock, Class C Common Stock or Class D Common Stock, as applicable pursuant to a Permitted Transfer, a “Permitted Transferee”) and only if such holder also simultaneously Transfers an equal number of such holder’s Common Units to such Permitted Transferee, if applicable, in compliance with the LLC Agreement.
(ii) The Corporation shall, to the fullest extent permitted by law, undertake all necessary and appropriate action within its control (A) except in the case of the Permitted Mainsail Class B Owners, to ensure that the number of shares of Class B Common Stock issued by the Corporation at any time to, or otherwise held of record by, any Permitted Class B Owner shall be equal to the aggregate number of Common Units held of record by such Permitted Class B Owner in accordance with the terms of the LLC Agreement and (B) in the case of the Permitted Mainsail Class B Owners, to ensure that the Mainsail Collective Registered Owner Requirement is satisfied.
(iii) In the event that there is a merger, consolidation or Change of Control (as defined below) of the Corporation that was approved by the Board of Directors prior to such merger, consolidation or Change of Control, without limiting the rights of the holders of Class B Common Stock to have their Common Units redeemed or exchanged in accordance with Article XI of the LLC Agreement, the holders of shares of Class B Common Stock shall not be entitled to receive more than $0.0001 per share of Class B Common Stock, whether in the form of consideration for such shares or in the form of a distribution of the proceeds of a sale of all or substantially all of the assets of the Corporation with respect to such shares.
(e) Class C Common Stock.
(i) From and after the Effective Time, (x) shares of Class C Common Stock may be issued only to, and registered only in the name of, our Founders and their respective Permitted Transferees in accordance with Section 4.5 (including all subsequent Permitted Transferees) (the Founders together with such persons, collectively, the “Permitted Class C Owners”) and (y) the aggregate number of shares of Class C Common Stock at any time registered in the name of each such Permitted Class C Owner must be equal to the aggregate number of Common Units held of record at such time by such Permitted Class C Owner under the LLC Agreement (as defined below); provided, however, that with respect to shares of Class C Common Stock held by any Permitted Class C Owner (a “Permitted Founder Class C Owner”), the requirement described in the foregoing clause (y) shall be satisfied so long as the aggregate number of shares of Class C Common Stock at any time registered in the name of all Permitted Founder Class C Owners is equal to the aggregate number of Common Units held of record at such time by all Permitted Founder Class C Owners (the requirement described in this proviso, the “Founder Collective Registered Owner Requirement”).
(ii) The Corporation shall, to the fullest extent permitted by law, undertake all necessary and appropriate action within its control (A) except in the case of the Permitted Founder Class C Owners, to ensure that the number of shares of Class C Common Stock issued by the Corporation at any time to, or otherwise held of record by, any Permitted Class C Owner shall be equal to the aggregate number of Common Units held of record by such Permitted Class C Owner in accordance with the terms of the LLC Agreement and (B) in the case of the Permitted Founder Class C Owners, to ensure that the Founder Collective Registered Owner Requirement is satisfied.
(iii) In the event that there is a merger, consolidation or Change of Control (as defined below) of the Corporation that was approved by the Board of Directors prior to such merger, consolidation or Change of Control, without limiting the rights of the holders of Class C Common Stock to have their Common Units redeemed or exchanged in accordance with Article XI of the LLC Agreement, then the holders of shares of Class C Common Stock shall not be entitled to receive more than $0.0001 per share of Class C Common Stock, whether in the form of consideration for such shares or in the form of a distribution of the proceeds of a sale of all or substantially all of the assets of the Corporation with respect to such shares.
(f) Class D Common Stock. From and after the Effective Time, shares of Class D Common Stock may be issued only to, and registered only in the name of the Persons set forth on Schedule B hereto (the “Class D Holders”) and their respective Permitted Transferees in accordance with Section 4.5 (including all subsequent Permitted Transferees) (the Class D Holders together with such persons, collectively, the “Permitted Class D Owners”).
(g) Adjustments for Subdivisions, Combinations or Reclassifications of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock. If the Corporation in any manner subdivides, combines or reclassifies the outstanding shares of Class A Common Stock, Class B Common Stock, Class C Common Stock or Class D Common Stock, the outstanding shares of the other such classes shall, concurrently therewith, be subdivided, combined, or reclassified in the same proportion and manner such that the same proportionate equity ownership between the holders of outstanding Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock on the record date for such subdivision, combination or reclassification is preserved, unless different treatment of the shares of each such class is approved by (i) the holders of a majority of the outstanding Class A Common Stock, (ii) the holders of a majority of the outstanding Class B Common Stock, (iii) the holders of a majority of the outstanding Class C Common Stock, (iv) and the holders of a majority of the outstanding Class D Common Stock, each of (i), (ii), (iii) and (iv) voting as separate classes. In the event of any such subdivision, combination or reclassification, the Corporation shall cause Brilliant Earth, LLC to make corresponding changes to the Common Units to give effect to such subdivision, combination or reclassification, as applicable.
Section 4.5 Transfer of Class B Common Stock, Class C Common Stock and Class D Common Stock; Conversion of Class C Common Stock and Class D Common Stock.
(a) A holder of Class B Common Stock and Class C Common Stock may surrender and transfer shares of such Class B Common Stock or Class C Common Stock, as applicable, to the Corporation for cancellation for no consideration at any time. Following the surrender and transfer, or other acquisition, of any shares of Class B Common Stock or Class C Common Stock to or by the Corporation, the Corporation will take all actions necessary to cancel and retire such shares in accordance with NRS 78.283 and such shares shall not be re-issued by the Corporation.
(b) Except as set forth in Section 4.5(a), a holder of Class B Common Stock or Class C Common Stock may Transfer shares of Class B Common Stock or Class C Common Stock only to a Permitted Transferee of such holder, and only if (i) except in the case of a Transfer by a Permitted Mainsail Class B Owner or a Permitted Founder Class C Owner, as applicable, such holder also simultaneously Transfers an equal number of such holder’s Common Units to such Permitted Transferee in compliance with the LLC Agreement or (ii) in the case of a Transfer by a Permitted Mainsail Class B Owner or Permitted Founder Class C Owner, as applicable, so long as the respective Mainsail Collective Registered Owner Requirement or Founder Collective Registered Owner Requirement remains satisfied immediately following consummation of such Transfer. The Transfer restrictions described in this Section 4.5(b) are referred to as the “Restrictions”.
(c) If a holder of Class D Common Stock Transfers shares of Class D Common Stock to a Permitted Transferee of such holder, such shares shall remain shares of Class D Common Stock upon consummation of such Transfer. If a holder of Class D Common Stock Transfers shares of Class D Common Stock to any Person that is not a Permitted Transferee of such holder, such shares shall automatically convert into shares of Class A Common Stock, on a one-for-one basis, upon consummation of such Transfer, in accordance with Section 4.5(e).
(d) Any purported Transfer of shares of Class B Common Stock or Class C Common Stock in violation of the Restrictions shall be null and void ab initio. If, notwithstanding the Restrictions, a Person, voluntarily or involuntarily (including by way of a foreclosure), purportedly becomes or attempts to become, the purported owner (the “Purported Owner”) of shares of Class B Common Stock or Class C Common Stock, as applicable, in violation of the Restrictions, then the Purported Owner shall not obtain any rights in, to or with respect to such shares of (i) Class B Common Stock (the “Class B Restricted Shares”) or (ii) Class C Common Stock (the “Class C Restricted Shares”), and the purported Transfer of the Class B Restricted Shares or the Class C Restricted Shares, as applicable, to the Purported Owner shall not be recognized by the Corporation, the Corporation’s transfer agent (the “Transfer Agent”) or the Secretary of the Corporation and each holder of such Class B Restricted Share or Class C Restricted Share shall, to the fullest extent permitted by law, automatically, without any further action on the part of the Corporation, the holder thereof, the Purported Owner or any other party, not be entitled to any voting rights with respect to those shares.
(e) If, any holder of shares of Class D Common Stock, voluntarily or involuntarily (including by way of a foreclosure), purportedly Transfers, or attempts to Transfer, any such shares of Class D Common Stock to any Person that is not a Permitted Transferee of such holder, upon consummation of such Transfer, such shares of Class D Common Stock shall be automatically converted into an equal number of shares of Class A Common Stock and the purported transferee of such shares of Class D Common Stock shall not obtain any rights in, to or with respect to such shares of Class D Common Stock (the “Class D Restricted Shares”) (other than rights in, to or with respect to the shares of Class A Common Stock into which such Class D Restricted Shares are converted), and the purported Transfer of such Class D Restricted Shares shall not be recognized by the Corporation, the Transfer Agent or the Secretary of the Corporation (other than to the extent necessary to recognize the ownership by the transferee of the shares of Class A Common Stock into which such Class D Restricted Shares are converted).
(f) Upon a determination by the Board of Directors that a Person has attempted or may attempt to Transfer or to acquire Class B Restricted Shares or Class C Restricted Shares in violation of the Restrictions, the Corporation may take such action as it deems necessary or advisable to refuse to give effect to such Transfer or acquisition on the books and records of the Corporation, including without limitation to cause the Transfer Agent or the Secretary of the Corporation, as applicable, to not record the Purported Owner as the record owner of the Class B Restricted Shares or the Class C Restricted Shares and to institute proceedings to enjoin or rescind any such Transfer or acquisition. Upon a determination by the Corporation that a Person has attempted or may attempt to Transfer shares of Class D Common Stock to a Person that is not a Permitted Transferee of such holder, the Corporation may take such action as it deems necessary or advisable to refuse to give effect to such Transfer or acquisition on the books and records of the Corporation, including without limitation to cause the Transfer Agent or the Secretary of the Corporation, as applicable, to not record the purported transferee as the record owner of the Class D Restricted Shares, and to institute proceedings to enjoin or rescind any such Transfer or acquisition (in each case, other than to the extent necessary to recognize the ownership by the transferee of the shares of Class A Common Stock in which such Class D Restricted Shares are converted).
(g) The Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind, by bylaw or otherwise, regulations and procedures not inconsistent with the provisions of this Section 4.5 for determining whether any Transfer or acquisition of shares of Class B Common Stock or Class C Common Stock would violate the Restrictions, or whether any Transfer or acquisition of shares of Class D Common Stock is being made to a Person that is not a Permitted Transferee of the transferor, and for the orderly application, administration and implementation of the provisions of this Section 4.5. Any such procedures and regulations shall be kept on file with the Secretary of the Corporation and with the Transfer Agent and shall be made available for inspection by and, upon written request shall be mailed to, any requesting holders of shares of Class B Common Stock, Class C Common stock and/or Class D Common Stock.
(h) As used in this Section 4.5, the term “Transfer”, as it relates to the shares of Class B Common Stock, Class C Common Stock and Class D Common Stock, shall not be deemed to include any bona fide pledge or collateralization by a holder thereof to a financial institution in connection with any bona fide loan or debt transaction, but such term shall include any foreclosure on such shares by such financial institution following or in connection with any such pledge or collateralization.
(i) Each share of the outstanding Class C Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) validly issued, fully paid and nonassessable share of Class B Common Stock and each share of the outstanding Class D Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) validly issued, fully paid and nonassessable share of Class A Common Stock upon the earlier to occur of the follow (each, a “Final Conversion Event”): (i) 5:00 p.m. (New York City time) on the date that is ten (10) years following the closing of the Corporation’s initial public offering of Class A Common Stock in a firm commitment underwritten offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); and (ii) the date the aggregate number of shares of Class C Common Stock and Class D Common Stock then outstanding is less than eight percent (8%) of the aggregate number of shares of Common Stock then outstanding.
Section 4.6 Certificates. All certificates or book entries representing shares of Class B Common Stock, Class C Common Stock and/or Class D Common Stock shall bear a legend substantially in the following form (or in such other form as the Board of Directors may determine):
THE SECURITIES REPRESENTED BY THIS [CERTIFICATE][BOOK ENTRY] ARE SUBJECT TO THE RESTRICTIONS (INCLUDING RESTRICTIONS ON TRANSFER) SET FORTH IN THE ARTICLES OF INCORPORATION OF THE CORPORATION AS IT MAY BE AMENDED AND/OR RESTATED (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND SHALL BE PROVIDED FREE OF CHARGE TO ANY STOCKHOLDER MAKING A REQUEST THEREFOR).

Section 4.7 Fractions. Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock may be issued and, to the extent permitted hereby, Transferred in fractions of a share which shall entitle the holder to exercise fractional voting rights and to have the benefit of all other rights of holders of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock, as applicable. Subject to the Restrictions and the other provisions of Section 4.5, holders of shares of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock shall be entitled to Transfer fractions thereof and the Corporation shall, and shall cause the Transfer Agent to, facilitate any such Transfers, including by issuing certificates or making book entries representing any such fractional shares. For all purposes of these Articles of Incorporation, all references to Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock or any share thereof (whether in the singular or plural) shall be deemed to include references to any fraction of a share of such Class A Common Stock, Class B Common Stock, Class C Common Stock or Class D Common Stock.
Section 4.8 Amendment. Except as otherwise required by law, holders of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock shall not be entitled to vote on any amendment to these Articles of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to these Articles of Incorporation (including any Preferred Stock Designation) or the NRS.
ARTICLE V.
Section 5.1 Shares Reserved for Issuance.
(a) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, such number of shares of Class A Common Stock that shall from time to time be sufficient to effect (a) the exchange of all outstanding Common Units (along with Class B Common Stock and Class C Common Stock, as applicable) for shares of Class A Common Stock and (b) the conversion of all outstanding shares of Class D Common Stock into shares of Class A Common Stock; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the exchange of the Common Units or conversion of shares of Class D Common Stock by delivery of shares of Class A Common Stock that are held in the treasury of the Corporation.
(b) The Corporation shall use its best efforts to cause to be reserved and kept available for issuance at all times a sufficient number of authorized but unissued shares of Class B Common Stock, such number of shares of Class B Common Stock that shall from time to time be sufficient to effect (a) the issuance of shares of Class B Common Stock to holders of newly issued Common Units for such consideration and for such corporate purposes as the Board may from time to time determine and (b) the conversion of all outstanding shares of Class C Common Stock into shares of Class B Common Stock.
(c) The Corporation shall use its best efforts to cause to be reserved and kept available for issuance at all times a sufficient number of authorized but unissued shares of Class D Common Stock to permit the exchange of all outstanding Common Units (along with Class C Common Stock) held by a holder of Class C Common Stock for shares of Class D Common Stock.
ARTICLE VI.
In furtherance and not in limitation of the powers conferred upon it by the NRS, the Board of Directors shall have the power to adopt, amend, alter or repeal the Bylaws of the Corporation (the “Bylaws”). The stockholders may not adopt, amend, alter or repeal the Bylaws unless such action is approved, in addition to any other vote required by these Articles of Incorporation, by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.
ARTICLE VII.
Section 7.1 Ballot. Elections of directors (each such director, in such capacity, a “Director”) need not be by written ballot unless the Bylaws shall so provide.
Section 7.2 Number and Terms of the Board of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of Directors shall be fixed from time to time exclusively by a majority of the Whole Board of Directors; provided, that for as long as the Stockholders Agreement is in effect, the number of Directors shall never be less than the aggregate number of Directors that the parties to the Stockholders Agreement are entitled to designate from time to time pursuant to Section 1 thereof. For purposes of these Articles of Incorporation, the term “Whole Board of Directors” shall mean the total number of authorized directors (from time to time) whether or not there exist any vacancies.
Section 7.3 Newly Created Directorships and Vacancies. Subject to (i) the rights of the holders of any series of Preferred Stock to elect directors and (ii) the designation rights granted to the Mainsail Related Parties and the Just Rocks Related Parties (together, the “Sponsor Stockholders”) pursuant to the Stockholders Agreement, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board of Directors that results from the death, disability, resignation, disqualification or removal of any director (including pursuant to the Stockholders Agreement) or from any other cause shall be filled solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders unless the Board of Directors determines by resolution that any such vacancy or newly created directorship shall be filled by the stockholders. Any director elected to fill a newly created directorship or vacancy in accordance with the preceding sentence shall hold office until the next annual meeting of stockholders held to elect the class of directors to which such director is elected and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification, or removal.
Section 7.4 Term and Removal for Cause. Subject to the rights of the holders of any series of Preferred Stock to elect directors, each director shall hold office until the annual meeting at which such director’s term expires and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, disqualification or removal. No decrease in the number of directors shall shorten the term of any incumbent director. Subject to the rights of the holders of any series of Preferred Stock to elect directors, the Board of Directors or any individual director may be removed from office at any time either with or without cause by the affirmative vote of the holders of capital stock representing at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote thereon and otherwise in accordance with the NRS.
Section 7.5 Classified Board. The Directors shall be classified, with respect to the time for which they shall hold their respective offices, by dividing them into three (3) classes, with each Director then in office to be designated as a Class I Director, a Class II Director or a Class III Director, with each class to be apportioned as nearly equal in number as possible. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. The initial Class I Directors shall serve for a term expiring at the first annual meeting of stockholders of the Corporation following the time at which the initial classification of the Board becomes effective; the initial Class II Directors shall serve for a term expiring at the second annual meeting of stockholders following the time at which the initial classification of the Board becomes effective; and the initial Class III Directors shall serve for a term expiring at the third annual meeting of stockholders following the time at which the initial classification of the Board becomes effective. Each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected and until his or her successor is duly elected and qualified, subject to such Director’s earlier death, resignation or removal in accordance with Section 7.4 of these Articles of Incorporation. Subject to the Stockholders Agreement (for so long as it remains in effect), the Board of Directors is authorized to assign each Director already in office at the Effective Time, as well as each Director elected or appointed to a newly created directorship due to an increase in the size of the Board of Directors, to Class I, Class II or Class III. Without limitation to the rights of the stockholders party to the Stockholders Agreement, the provisions of this Section 7.5 are subject to the rights of the holders of any class or series of Preferred Stock to elect directors and such directors need not serve classified terms.
Section 7.6 Notice. Advance notice of stockholder nominations for election of Directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.
Section 7.7 Preferred Directors. Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of these Articles of Incorporation (including any Preferred Stock Designation) applicable thereto. The number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to Section 7.2 hereof, and the total number of directors constituting the Whole Board of Directors shall be automatically adjusted accordingly. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.
ARTICLE VIII.
Section 8.1 Consent of Stockholders In Lieu of Meeting. Subject to the rights of the holders of any series of Preferred Stock, prior to the occurrence of the Sponsor Stockholders first ceasing to beneficially own, in the aggregate, a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation (a “Sponsor Trigger Event”), any action required or permitted to be taken by the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, are (1) signed by the holders of outstanding shares of stock of the Corporation representing not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation then issued and outstanding entitled to vote thereon were present and voted, and (2) delivered to the Corporation in accordance with applicable law. Subject to the rights of the holders of any series of Preferred Stock, from and after the occurrence of the Sponsor Trigger Event, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders of the Corporation, and shall not be taken by consent in lieu of a meeting.
Section 8.2 Special Meetings of Stockholders. Special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, at any time only by or at the direction of (i) the Chairperson of the Board of Directors (if any), (ii) the Chief Executive Officer or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board of Directors, and shall not be called by any other person or persons.
ARTICLE IX.
The Corporation reserves the right to amend, alter, change, adopt or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by the NRS, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of these Articles of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of shares of any class or series of capital stock of the Corporation required by law or by these Articles of Incorporation and subject to the terms of the Stockholders Agreement, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors shall be required to amend or repeal, or adopt any provision of these Articles of Incorporation inconsistent with Articles IV, V, VI, VII, VIII, VIII, IX, X, XII and XIII; provided further, that any amendment (including by merger, consolidation or otherwise) to these Articles of Incorporation that gives holders of the Class B Common Stock or Class C Common Stock (i) any rights to receive dividends (other than as set forth in the last sentence of Section 4.4(b) of Article IV) or any other kind of distribution, (ii) any right to convert into or be exchanged for shares of Class A Common Stock or (iii) any other economic rights shall, in addition to the vote of the holders of shares of any class or series of capital stock of the Corporation required by law or by these Articles of Incorporation, also require the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock voting separately as a class and the affirmative vote of the holders of a majority of the outstanding shares of Class D Common Stock voting separately as a class. If any provision or provisions of these Articles of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any Person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of these Articles of Incorporation (including, without limitation, each portion of any sentence of these Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other Persons and circumstances shall not in any way be affected or impaired thereby.
ARTICLE X.
The liability of directors and officers of the Corporation is hereby eliminated or limited to the fullest extent permitted by the laws of the State of Nevada. If the laws of the State of Nevada are amended to authorize corporate action further eliminating or limiting the liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the laws of the State of Nevada, as so amended. The Corporation is authorized to indemnify, and to advance expenses to, each current or former Director, officer, employee or agent of the Corporation to the fullest extent permitted by the laws of the State of Nevada as it presently exists or may hereafter be amended. To the fullest extent permitted by the laws of the State of Nevada as it exists on the date hereof or as it may hereafter be amended, no Director or officer shall be personally liable to the Corporation, its stockholders or its creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer. No amendment to, or modification or repeal of, this Article X shall adversely affect any right or protection of a Director or of any officer, employee or agent of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.
ARTICLE XI.
Section 11.1 Corporate Opportunity.
(a) To the fullest extent permitted by the laws of the State of Nevada, (i) the Corporation hereby renounces any and all interest and expectancy that it otherwise would be entitled to have in, and all rights to be offered an opportunity to participate in, any business opportunity that from time to time may be presented to (1) Mainsail, any Directors who are employees of or Affiliates of Mainsail (other than any such Director who is also an employee of the Corporation or its subsidiaries), or (2) any Director or stockholder who is not employed by the Corporation or its subsidiaries (each such Person, an “Exempt Person”); (ii) no Exempt Person will have any duty to refrain from (1) engaging in a corporate opportunity in the same or similar lines of business in which the Corporation or its subsidiaries from time to time is engaged or proposes to engage or (2) otherwise competing, directly or indirectly, with the Corporation or any of its subsidiaries; and (iii) if any Exempt Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity both for such Exempt Person or any of his or her respective Affiliates, on the one hand, and for the Corporation or its subsidiaries, on the other hand, such Exempt Person shall have no duty to communicate or offer such transaction or business opportunity to the Corporation or its subsidiaries and such Exempt Person may take any and all such transactions or opportunities for itself or offer such transactions or opportunities to any other Person. Notwithstanding the foregoing, the preceding sentence of this Section 11.1(a) shall not apply to any potential transaction or business opportunity that is expressly offered to a Director, executive officer or employee of the Corporation or its subsidiaries, solely in his or her capacity as a Director, executive officer or employee of the Corporation or its subsidiaries.
(b) To the fullest extent permitted by the laws of the State of Nevada, no potential transaction or business opportunity may be deemed to be a corporate opportunity of the Corporation or its subsidiaries unless (i) the Corporation or its subsidiaries would be permitted to undertake such transaction or opportunity in accordance with these Articles of Incorporation, (ii) the Corporation or its subsidiaries at such time have sufficient financial resources to undertake such transaction or opportunity, (iii) the Corporation or its subsidiaries have an interest or expectancy in such transaction or opportunity and (iv) such transaction or opportunity would be in the same or similar line of business in which the Corporation or its subsidiaries are then engaged or a line of business that is reasonably related to, or a reasonable extension of, such line of business.
Section 11.2 Liability. To the fullest extent permitted by law, no stockholder and no Director will be liable to the Corporation or its subsidiaries or stockholders for breach of any duty solely by reason of any activities or omissions of the types referred to in this Article XI, except to the extent such actions or omissions are in breach of this Article XI.

ARTICLE XII.
Unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of the State of Nevada, Clark County, Nevada (the “Eight Judicial District Court”), shall, to the fullest extent permitted by law, including the applicable laws or jurisdictional requirements of the United States, be the exclusive forum for any and all actions, suits and proceedings, whether civil, administrative or investigative or that asserts any claim or counterclaim (each, an “Action”), that are internal actions (as such term is defined in NRS 78.046 or any successor statute). In the event that the Eighth Judicial District Court does not have jurisdiction over any such Action, then any other state district court located in the State of Nevada shall be the exclusive forum for such Action. In the event that no state district court in the State of Nevada has jurisdiction over any such Action, then a federal court located within the State of Nevada shall be the exclusive forum for such Action. Notwithstanding the foregoing, this Article XII shall not apply to claims seeking to enforce any liability or duty created by the Exchange Act. If any provision or provisions of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. If any action, the subject matter of which is within the scope of the first sentence of this Article XII, is filed in a court other than the Eighth Judicial District Court or the Federal Courts, as applicable, (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the Eighth Judicial District Court or the Federal Courts, as applicable, in connection with any action brought in any such court to enforce the first sentence of this Article XII and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.
To the fullest extent permitted by applicable law, all internal actions (as such term is defined in NRS 78.046 or any successor statute) to be tried in any court of the State of Nevada must be tried before the presiding judge as the trier of fact, and not before a jury. This requirement must conclusively operate as a waiver of the right to trial by jury by each party to any internal action (as such term is defined in NRS 78.046 or any successor statute) to which this requirement applies.
ARTICLE XIII.
Section 13.1 Acquisition of Controlling Interest. NRS 78.378 through 78.3793 (Acquisition of Controlling Interest), inclusive, shall not apply to the Corporation or the acquisition of a controlling interest therein.
Section 13.2 Combinations with Interested Stockholders. The Corporation expressly elects not to be governed by NRS 78.411 through 78.444 (Combinations with Interested Stockholders), inclusive.
Section 13.3 Interested Stockholder Transactions. Notwithstanding anything to the contrary set forth in these Articles of Incorporation, the Corporation shall not engage in any Business Combination (as defined below) at any point in time at which the Corporation’s Class A Common Stock, Class B Common Stock, Class C Common Stock or Class D Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act with any Interested Stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an Interested Stockholder, unless:
(a) the Business Combination by which the person first became an Interested Stockholder is approved by the Board of Directors before the person first became an Interested Stockholder; or
(b) the Business Combination is approved by the Board of Directors and, at or after that time, the Business Combination is approved at an annual or special meeting of the stockholders, and not by written consent, by the affirmative vote of the holders of stock representing at least sixty percent (60%) of the outstanding voting power of the Corporation not beneficially owned by the Interested Stockholder or the Affiliates or Associates of the Interested Stockholder.

Section 13.4 Definitions. As used in these Articles of Incorporation, the following terms shall have the following meaning:
(a) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person and, for purposes of the definition of Affiliate “control,” (including the terms “controlling,” “controlled by” and “under common control with,”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract, or otherwise. A Person who is the owner, of twenty percent (20%) or more of the outstanding voting stock of a corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such Person holds voting stock, in good faith and not for the purpose of circumventing this Article XIII, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.
(b) “Associate”, when used to indicate a relationship with any Person, means: (i) any corporation or organization of which that person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of voting shares; (ii) any trust or other estate in which that person has a substantial beneficial interest or as to which that person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of that person, or any relative of the spouse, who has a common principal residence with that person.
(c) “Business Combination” when used in reference to the Corporation and any Interested Stockholder of the Corporation, means any of the following: (i) any merger or consolidation of the Corporation or any subsidiary of the Corporation with: (A) the Interested Stockholder; or (B) any other entity, whether or not itself an Interested Stockholder of the Corporation, which is, or after and as a result of the merger or consolidation would be, an Affiliate or Associate of the Interested Stockholder; (ii) any sale, lease, exchange, mortgage, pledge, Transfer or other disposition, in one transaction or a series of transactions, to or with the Interested Stockholder or any Affiliate or Associate of the Interested Stockholder of assets of the Corporation or any subsidiary of the Corporation: (A) having an aggregate market value equal to more than five percent (5%) of the aggregate market value of all the assets, determined on a consolidated basis, of the Corporation; (B) having an aggregate market value equal to more than five percent (5%) of the aggregate market value of all the outstanding voting shares of the Corporation; or (C) representing more than ten percent (10%) of the earning power or net income, determined on a consolidated basis, of the Corporation; (iii) the issuance or Transfer by the Corporation or any subsidiary of the Corporation, in one transaction or a series of transactions, of any shares of the Corporation or any subsidiary of the Corporation that have an aggregate market value equal to five percent (5%) or more of the aggregate market value of all the outstanding voting shares of the Corporation to the Interested Stockholder or any Affiliate or Associate of the Interested Stockholder except under the exercise of warrants or rights to purchase shares offered, or a dividend or distribution paid or made, pro rata to all stockholders of the Corporation; (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation under any agreement, arrangement or understanding, whether or not in writing, with the Interested Stockholder or any Affiliate or Associate of the Interested Stockholder; (v) except for any transaction or series of transactions that would not constitute a Combination pursuant to subsection (iii) above, any: (A) reclassification of securities, including, without limitation, any splitting of shares, share dividend, or other distribution of shares with respect to other shares, or any issuance of new shares in exchange for a proportionately greater number of old shares; (B) recapitalization of the Corporation; (C) merger or consolidation of the Corporation with any subsidiary of the Corporation; or (D) other transaction, whether or not with or into or otherwise involving the Interested Stockholder, under any agreement, arrangement or understanding, whether or not in writing, with the Interested Stockholder or any Affiliate or Associate of the Interested Stockholder, which has the immediate and proximate effect of increasing the proportionate share of the outstanding shares of any class or series of voting shares or securities convertible into voting shares of the Corporation or any subsidiary of the Corporation which is beneficially owned by the Interested Stockholder or any Affiliate or Associate of the Interested Stockholder, except as a result of immaterial changes because of adjustments of fractional shares; or (vi) any receipt by the Interested Stockholder or any Affiliate or Associate of the Interested Stockholder of the benefit, directly or indirectly, except proportionately as a stockholder of the Corporation, of any loan, advance, guarantee, pledge or other financial assistance or any tax credit or other tax advantage provided by or through the Corporation.

(d) “Change of Control” means the occurrence of any of the following events: (i) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person and its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock, Preferred Stock and/or any other class or classes of capital stock of the Corporation (if any) representing in the aggregate more than fifty percent (50%) of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote; (ii) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated a transaction or series of related transactions for the sale, lease, exchange or other disposition, directly or indirectly, by the Corporation of all or substantially all of the Corporation’s assets (including a sale of all or substantially all of the assets of Brilliant Earth LLC); (iii) there is consummated a merger or consolidation of the Corporation with any other corporation or entity, and, immediately after the consummation of such merger or consolidation, the voting securities of the Corporation immediately prior to such merger or consolidation do not continue to represent, or are not converted into, voting securities representing more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the Person resulting from such merger or consolidation or, if the surviving company is a subsidiary, the ultimate parent thereof; or (iv) the Corporation ceases to be the sole managing member of Brilliant Earth LLC; provided, however, that a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions immediately following which (a) the beneficial owners of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock, Preferred Stock and/or any other class or classes of capital stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in and voting control over, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions or (b) in the case of the foregoing clauses (1) or (3), the Mainsail Related Parties or the Just Rocks Related Parties are the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock, Preferred Stock and/or any other class or classes of capital stock of the Corporation (if any) representing in the aggregate more than fifty percent (50%) of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote (or, in the case of a transaction described in the foregoing clause (iii), more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Person resulting from such merger of consolidation or, if the surviving company is a subsidiary, the ultimate parent thereof).
(e) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any applicable rules and regulations promulgated thereunder, and any successor to such statute, rules or regulations.
(f) “Interested Stockholder” means any Person (other than the Corporation and any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the beneficial owner, directly or indirectly, of ten percent (10%) or more of the voting power of the outstanding voting shares of the Corporation; or (ii) is an Affiliate or Associate of the Corporation and at any time within two (2) years immediately before the date in question was the beneficial owner, directly or indirectly, of ten percent (10%) or more of the voting power of the then outstanding shares of the Corporation. Notwithstanding anything in this Article XIII to the contrary, the term “Interested Stockholder” shall not include: (v) the Mainsail Related Parties or any of their current and future Affiliates (so long as such Affiliate remains an Affiliate) or Associates, including any investment funds managed, directly or indirectly, by Mainsail or any other Person with whom any of the foregoing are acting as a group or in concert for the purpose of acquiring, holding, voting or disposing of shares of capital stock of the Corporation; (w) the Just Rocks Related Parties or any of their current and future Affiliates (so long as such Affiliate remains an Affiliate) or Associates, including any investment funds managed, directly or indirectly, by Just Rocks or any other Person with whom any of the foregoing are acting as a group or in concert for the purpose of acquiring, holding, voting or disposing of shares of capital stock of the Corporation; (x) any Person who acquires ownership of ten percent (10%) or more of the then-outstanding voting stock of the Corporation directly or indirectly from a Mainsail Related Party or a Just Rocks Related Party, and excluding, for the avoidance of doubt, any Person who acquires voting stock of the Corporation through a broker’s transaction executed on any securities exchange or other over-the-counter market or pursuant to an underwritten public offering; (y) a stockholder that becomes an Interested Stockholder inadvertently and (A) as soon as practicable divests itself of ownership of sufficient shares so that such stockholder ceases to be an Interested Stockholder and (B) would not, at any time within the three-year period immediately prior to a Business Combination between the Corporation and such stockholder, have been an Interested Stockholder but for the inadvertent acquisition of ownership or (z) any person whose ownership of shares in excess of the ten percent (10%) limitation set forth herein is the result of any action taken solely by the Corporation; provided, however, that such person specified in this clause (z) shall be an Interested Stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a Person is an Interested Stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the Person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
(g) “Just Rocks” means Just Rocks, Inc., a Delaware corporation.
(h) “Just Rocks Related Parties” means Just Rocks and its Affiliates.
(i) “Mainsail” means Mainsail Partners III, L.P., a Delaware limited partnership.
(j) “Mainsail Related Parties” means Mainsail and its Affiliates.
(k) “owner,” including the terms “own” and “owned,” when used with respect to any stock, for purposes of this Article XIII, means a person that:
(i) individually or with or through any of its Affiliates or Associates, possesses: (A) voting power over the stock, including, without limitation, the power to vote, or to direct the voting of, the stock; or (B) investment power over the stock, including, without limitation, the power to dispose, or to direct the disposition, of the stock, under any agreement, arrangement or understanding, whether or not in writing, but a person is not considered the beneficial owner of any stock under this subsection if the power to vote, or to direct the voting of, the stock arises solely from a revocable proxy or consent given in response to a solicitation made in accordance with the applicable regulations under the Securities Exchange Act and is not then reportable on a Schedule 13D under the Securities Act or any comparable or successor report;
(ii) individually or with or through any of its Affiliates or Associates, has the right to acquire the stock, whether the right is exercisable immediately or only after the passage of time, under any agreement, arrangement or understanding, whether or not in writing, or upon the exercise of rights to convert or exchange, warrants or options, or otherwise, but a person is not considered the beneficial owner of stock tendered under an offer for a tender or exchange made by the person or any of the person’s Affiliates or Associates until the tendered stock is accepted for purchase or exchange; or
(iii) has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting, except voting under a revocable proxy or consent as described in subsection (i), or disposing of the shares with any other person who beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, the stock.
(l) “Person” means any individual, corporation, partnership, limited liability company, unincorporated association or other entity.
(m) “stock” means, for purposes of this Article XIII, (i) any share of stock or similar security, any certificate of interest, any participation in any profit-sharing agreement, any voting-trust certificate, or any certificate of deposit for a share, in each case representing, directly or indirectly, equity ownership; and (ii) any security convertible, with or without consideration, into shares, or any warrant, call or other option or privilege of buying shares without being bound to do so, or any other security carrying any right to acquire, subscribe to, or purchase shares.
(n) “Transfer” (and, with a correlative meaning, “Transferring”) means any sale, transfer, assignment, redemption or other disposition of (whether directly or indirectly, whether with or without consideration and whether voluntarily or involuntarily or by operation of Law) (a) any interest (legal or beneficial) in any shares of capital of stock of the Corporation or (b) any equity or other interest (legal or beneficial) in any stockholder if substantially all of the assets of such stockholder consist solely of shares of capital stock of the Corporation.
[Remainder of Page Intentionally Left Blank]

SCHEDULE A

ISSUANCE OF CLASS B COMMON STOCK
1.	Mainsail Partners III, L.P., a Delaware limited partnership
2.	Mainsail Co-Investors III, L.P., a Delaware limited partnership
3.	Mainsail Incentive Program, LLC, a Delaware limited liability company
4.	Certain employees of the Corporation

SCHEDULE B

CLASS D HOLDERS
1.	Just Rocks, Inc., a Delaware corporation
2.	Beth Gerstein
3.	Eric Grossberg

Appendix F
Bylaws of

Brilliant Earth Group, Inc.

(a Nevada corporation)

Bylaws of
Brilliant Earth Group, Inc.
Article I—Corporate Offices
1.1 Registered Office.
The address of the registered office of Brilliant Earth Group, Inc. (the “Corporation”) in the State of Nevada, and the name of its registered agent at such address, shall be as set forth in the Corporation’s articles of incorporation, as the same may be amended and/or restated from time to time (the “Articles of Incorporation”).
1.2 Other Offices.
The Corporation may have additional offices at any place or places, within or outside the State of Nevada, as the Corporation’s board of directors (the “Board”) may from time to time establish or as the business of the Corporation may require.
Article II—Meetings of Stockholders
2.1 Place of Meetings.
Meetings of stockholders shall be held at any place within or outside the State of Nevada, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 78.320(4) of the Nevada Revised Statutes (as amended from time to time, the “NRS”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.
2.2 Annual Meeting.
The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these Bylaws may be transacted. The Board may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.
2.3 Special Meeting.
Special meetings of the stockholders may be called only by such persons and only in such manner as set forth in the Articles of Incorporation.
No business may be transacted at any special meeting of stockholders other than the business specified in the notice of such meeting. The Board may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.
2.4 Notice of Business to be Brought before a Meeting.
This Section 2.4 shall apply to any business that may be brought before an annual meeting of stockholders other than nominations for election to the Board at such meeting, which shall be governed by Section 2.5 and Section 2.6. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 and Section 2.6 and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 and Section 2.6.
(a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in a notice of meeting given by or at the direction of the Board, (ii) if not specified in a notice of meeting, otherwise brought before the meeting by the Board or the Chairperson of the Board, if any, or (iii) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting, and (3) has complied with this Section 2.4 in all applicable respects or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3, and stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. For purposes of this Section 2.4 and Section 2.5, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or a qualified representative of such proposing stockholder, appear at such annual meeting, and a “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
(b) Without qualification, for business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii)(A) of Section 2.4(a), the business must constitute a proper matter for stockholder action and the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”); provided, further, that for the purposes of calculating Timely Notice for the first annual meeting held after the Corporation’s initial public offering of its common stock pursuant to a registration statement on Form S-1, the date of the immediately preceding annual meeting shall be deemed to be June 15, 2021. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of Timely Notice as described above.
(c) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the Secretary shall set forth:
(i) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);
(ii) As to each Proposing Person, (A) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b) (1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (B) any rights to dividends on the shares of any class or series of shares of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (C) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (D) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation, on the other hand, (E) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation or any affiliate of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (F) a representation that such Proposing Person intends or is part of a group which intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies or votes from stockholders in support of such proposal and (G) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (G) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; and
(iii) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder; and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.
(d) For purposes of this Section 2.4, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.
(e) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.
(f) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
(g) This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
(h) For purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.
2.5 Notice of Nominations for Election to the Board.
(a) Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) as provided in the Stockholders Agreement (as defined below), (ii) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these Bylaws, or (iii) by a stockholder present in person (A) who was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.5 and Section 2.6 as to such notice and nomination. Other than nominations made by a stockholder in accordance with the Stockholders Agreement, the foregoing clause (iii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting or special meeting.
(b) (i) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting pursuant to clause (iii) of Section 2.5(a), the stockholder must (1) provide Timely Notice (as defined in Section 2.4) thereof in writing and in proper form to the Secretary of the Corporation, (2) provide the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth by this Section 2.5 and Section 2.6 and (3) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5 and Section 2.6.
(ii) Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at a special meeting, the stockholder must (A) provide timely notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, (B) provide the information with respect to such stockholder and its candidate for nomination as required by this Section 2.5 and Section 2.6 and (C) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4) of the date of such special meeting at which directors are to be elected was first made.
(iii) In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(iv) In no event may a Nominating Person (as defined below) provide Timely Notice with respect to a greater number of director candidates than are subject to election by stockholders at the applicable meeting. Notwithstanding anything in Section 2.5(b)(i)(1) to the contrary, if the number of directors subject to election at an annual meeting is increased effective after the time period for which nominations would otherwise be due under Section 2.5(b)(i)(1) and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the one-year anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.5 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary of the Corporation not later than the tenth (10th) day following the date on which public disclosure (as defined in Section 2.4(h)) is first made by the Corporation.
(c) To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the Secretary shall set forth:
(i) As to each Nominating Person, the Stockholder Information (as defined in Section 2.4(c)(i), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(i));
(ii) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(c)(ii), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(ii) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(c)(ii) shall be made with respect to the nomination of persons for election to the Board at the meeting); and
(iii) As to each candidate whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 and Section 2.6 if such candidate for nomination were a Nominating Person, (B) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in the Corporation’s proxy statement as a nominee and to serving as a director if elected), (C) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) through (C) are referred to as “Nominee Information”), and (D) a completed and signed questionnaire, representation and agreement as provided in Section 2.6(a).
(d) For purposes of this Section 2.5, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.
(e) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination.
(f) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.
2.6 Additional Requirements for Valid Nomination of Candidates to Serve as Director and, if Elected, to be Seated as Directors.
(a) To be eligible to be a candidate for election as a director of the Corporation at an annual or special meeting, a candidate must be nominated in the manner prescribed in Section 2.5 and the candidate for nomination, whether nominated by the Board or by a stockholder of record, must have previously delivered (with respect to nominations by stockholders pursuant to Section 2.5, within the time period for delivery of the stockholder’s notice pursuant to Section 2.5), to the Secretary at the principal executive offices of the Corporation, (i) a completed written questionnaire (in a form provided by the Corporation upon request) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (ii) a written representation and agreement (in form provided by the Corporation upon request) that such candidate for nomination (A) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed therein or otherwise to the Corporation and (B) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect).
(b) The Board may also require any proposed candidate for nomination as a Director to furnish such other information as may reasonably be requested by the Board in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation, including, without limitation, eligibility in accordance with the Corporation’s Corporate Governance Guidelines.
(c) A candidate for nomination as a director shall further update and supplement the materials delivered pursuant to this Section 2.6, if necessary, so that the information provided or required to be provided pursuant to this Section 2.6 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (or any other office specified by the Corporation in any public announcement) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.
(d) No candidate shall be eligible for nomination as a director of the Corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with Section 2.5 and this Section 2.6, as applicable. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with Section 2.5 and this Section 2.6, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect.
(e) Subject to Section 2.6(f) of these Bylaws, no candidate for nomination shall be eligible to be seated as a director of the Corporation unless nominated in accordance with Section 2.5 and this Section 2.6.
(f) Notwithstanding anything in these Bylaws to the contrary, for so long as any party to (i) that certain stockholders agreement, dated as of September 22, 2021, by and among the Corporation, Mainsail Partners III, L.P., Mainsail Incentive Program, LLC, Mainsail Co-Investors III, L.P., Just Rocks, Inc. and their Permitted Transferees (as defined therein) (as the same may be amended, restated, supplemented and/or otherwise modified from time to time in accordance with its terms, the “Stockholders Agreement”), is entitled to nominate a Director or Directors pursuant to the Stockholders Agreement, such party shall not be subject to Section 2.5 or this Section 2.6 with respect to a nomination made pursuant to the Stockholder Agreement.
2.7 Notice of Stockholders’ Meetings.
Unless otherwise provided by law, the Articles of Incorporation or these Bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with Section 8.1 of these Bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and time of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.
2.8 Quorum.
Unless otherwise provided by law, the Articles of Incorporation or these Bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote at the meeting, present in person, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these Bylaws until a quorum is present or represented. At any adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.
2.9 Adjourned Meeting; Notice.
When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such meeting as of the record date so fixed for notice of such adjourned meeting.
2.10 Conduct of Business.
The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the person presiding over the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), shall, if the facts warrant, determine and declare to the meeting that a matter of business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
2.11 Voting.
Except as may be otherwise provided in the Articles of Incorporation, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.
Except as otherwise provided by the Articles of Incorporation, at all duly called or convened meetings of stockholders at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the Articles of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, each other matter presented to the stockholders at a duly called or convened meeting at which a quorum is present shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.
2.12 Record Date for Stockholder Meetings and Other Purposes.
In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is first given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting; and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of capital stock, or for the purposes of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

2.13 Proxies.
Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after six (6) months from its date, unless the proxy provides for a longer period (not to exceed seven (7) years). The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of NRS 78.355. A proxy may be in the form of an electronic transmission which sets forth or is submitted with information from which it can be determined that the transmission was authorized by the stockholder.
2.14 Inspectors of Election.
Before any meeting of stockholders, the Corporation may appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If any person appointed as inspector or any alternate fails to appear or fails or refuses to act, then the person presiding over the meeting shall appoint a person to fill that vacancy.
Such inspectors shall:
(i) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting and the validity of any proxies and ballots;
(ii) count all votes or ballots;
(iii) count and tabulate all votes;
(iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspector(s); and
(v) certify its or their determination of the number of shares represented at the meeting and its or their count of all votes and ballots.
Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspection with strict impartiality and according to the best of such inspector’s ability. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.
2.15 Delivery to the Corporation.
Whenever Section 2.4, Section 2.5 or Section 2.6 of this Article II requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested, and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered. For the avoidance of doubt, the Corporation expressly opts out of NRS 75.150 with respect to the delivery of information and documents to the Corporation required by Section 2.4, Section 2.5 or Section 2.6 of this Article II.
Article III—Directors
3.1 Powers.
Except as otherwise provided by the Articles of Incorporation or the NRS, the business and affairs of the Corporation shall be managed by or under the direction of the Board.
3.2 Number; Term; Qualifications.
The total number of directors constituting the Board shall be determined from time to time as provided in the Articles of Incorporation, subject to the rights granted pursuant to the Stockholders Agreement. The Board shall be classified in the manner provided in the Articles of Incorporation. Each director shall hold office until such time as provided in the Articles of Incorporation. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. Directors need not be stockholders to be qualified for election or service as a director of the Corporation. The Articles of Incorporation or these Bylaws may prescribe qualifications for directors.
3.3 Resignation; Removal; Vacancies.
Any director may resign at any time upon written or electronic transmission to the Secretary of the Corporation. Such resignation shall be effective upon delivery unless otherwise specified. Directors of the Corporation may be removed only as expressly provided in the Articles of Incorporation. Newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board resulting from the death, resignation, disqualification, removal from office or other cause shall be filled as set forth in the Articles of Incorporation and subject to the rights granted pursuant to the Stockholders Agreement.
3.4 Place of Meetings; Meetings by Telephone.
The Board may hold meetings, both regular and special, either within or outside the State of Nevada.
Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.
3.5 Regular Meetings.
Regular meetings of the Board may be held within or outside the State of Nevada and at such time and at such place as which has been designated by the Board and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, or by electronic mail or other means of electronic transmission. No further notice shall be required for regular meetings of the Board.
3.6 Special Meetings; Notice.
Special meetings of the Board for any purpose or purposes may be called at any time by the Chairperson of the Board, if any, the Chief Executive Officer or a majority of the total number of directors constituting the Board; provided, that at any time that the total number of directors constituting the board is eight (8) or more, special meetings of the Board may also be called by four (4) directors.
Notice of the time and place of special meetings shall be:
(i) delivered personally by hand, by courier or by telephone;
(ii) sent by United States first-class mail, postage prepaid;
(iii) sent by electronic mail; or
(iv) sent by other means of electronic transmission,
directed to each director at that director’s address, telephone number, electronic mail address, or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.
If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.
3.7 Quorum.
At all meetings of the Board, unless otherwise provided by the Articles of Incorporation, a majority of the total number of directors shall constitute a quorum for the transaction of business; provided that, solely for the purposes of filling vacancies pursuant to Section 3.3 of these Bylaws, a meeting of the Board may be held if a majority of the directors then in office participate in such meeting. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Articles of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
3.8 Board Action without a Meeting.
Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee thereof, in the same paper or electronic form as the minutes are maintained. Such action by written consent or consent by electronic transmission shall have the same force and effect as a unanimous vote of the Board.
3.9 Fees and Compensation of Directors.
Unless otherwise restricted by the Articles of Incorporation, these Bylaws or the Stockholders Agreement, the Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity. Any director of the Corporation may decline any or all such compensation payable to such director in his or her discretion.
Article IV—Committees
4.1 Committees of Directors.
The Board may designate one (1) or more committees, each committee to consist, of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law or provided in the resolution of the Board or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.
4.2 Committee Minutes.
Each committee shall keep regular minutes of its meetings and report the same to the Board when required.
4.3 Meetings and Actions of Committees.
Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:
(i) Section 3.5 (regular meetings);
(ii) Section 3.6 (special meetings; notice);
(iii) Section 3.4 (place of meetings; meetings by telephone);
(iv) Section 3.8 (action without a meeting); and
(v) Section 7.13 (waiver of notice),
with such changes in the context of those Bylaws provisions as are necessary to substitute the committee and its members for the Board and its members. However:
(i) the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;
(ii) special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee; and
(iii) the Board may adopt rules for the governance of any committee to override the provisions that would otherwise apply to the committee pursuant to this Section 4.3, provided that such rules do not violate the provisions of the Articles of Incorporation or applicable law.

4.4 Subcommittees.
Unless otherwise provided in the Articles of Incorporation, these Bylaws or the resolutions of the Board designating the committee, a committee may create one (1) or more subcommittees, each subcommittee to consist of one (1) or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.
Article V—Officers
5.1 Officers.
The officers of the Corporation shall include a Chief Executive Officer, a President and a Secretary. The Corporation may also have, at the discretion of the Board, a Chairperson of the Board (subject to the Stockholders Agreement), a Vice Chairperson of the Board, a Chief Financial Officer, a Chief Accounting Officer, a Treasurer, one (1) or more Vice Presidents, one (1) or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same person. No officer need be a stockholder or (other than the Chairperson of the Board and the Vice Chairperson of the Board) a director of the Corporation.
5.2 Appointment of Officers.
The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws.
5.3 Subordinate Officers.
The Board may appoint, or empower the Chief Executive Officer or President or, in the absence of a Chief Executive Officer or President, the Chief Financial Officer, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.
5.4 Removal and Resignation of Officers.
Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any officer may resign at any time by giving notice in writing or by electronic transmission to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board may fill the pending vacancy before the effective date if the Board provides that the successor shall not take office until the effective date. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.
5.5 Vacancies in Offices.
Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.
5.6 Representation of Shares of Other Corporations.
The Chairperson of the Board, if any, the Chief Executive Officer or the President, or any other person authorized by the Board, the Chief Executive Officer or the President, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares or voting securities of any other corporation or other entity standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.
5.7 Authority and Duties of Officers.
All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be provided herein or designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the oversight of the Board.

5.8 Compensation.
The compensation of the officers of the Corporation for their services as such shall be fixed from time to time by or at the direction of the Board. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he or she is also a director of the Corporation.
Article VI—Records
A stock ledger consisting of one or more records in which the names of all of the Corporation’s stockholders of record, the address and number of shares registered in the name of each such stockholder, and all issuances and transfers of stock of the corporation shall be administered and maintained by or on behalf of the Corporation. Any records administered or maintained by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any electronic record and, with respect to the stock ledger, that the records so kept (i) record the information specified in the NRS (including, without limitation, NRS 78.105 and NRS 78.235), and (ii) are used to maintain a duplicate stock ledger, revised at such times and including such information as shall be required by, and which shall be made available for inspection pursuant to, NRS 78.105 or any successor statute, and (iii) record transfers of stock as governed by Article 8 of the Uniform Commercial Code as adopted in the State of Nevada.
Article VII—General Matters
7.1 Execution of Corporate Contracts and Instruments.
The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances.
7.2 Stock Certificates.
The shares of the Corporation shall be represented by certificates, provided that the Board by resolution may provide that some or all of the shares of any class or series of stock of the Corporation shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Articles of Incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by, any two officers authorized to sign stock certificates representing the number of shares registered in certificate form. The Chairperson or Vice Chairperson of the Board, if any, Chief Executive Officer, the President, Vice President, the Treasurer, if any, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation shall be specifically authorized to sign stock certificates. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.
7.3 Special Designation of Certificates.
If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or on the back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of uncertificated shares, set forth in a notice provided pursuant to the applicable provisions of the NRS, including NRS 78.235 and 78.242); provided, however, that except as otherwise provided in NRS 78.235, in lieu of the foregoing requirements, there may be set forth on the face of back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of any uncertificated shares, included in the aforementioned notice) a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
7.4 Lost Certificates.
Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
7.5 Shares Without Certificates
The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided the use of such system by the Corporation is permitted in accordance with applicable law.
7.6 Construction; Definitions.
Unless the context requires otherwise, the general provisions, rules of construction and definitions in the NRS shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural and the plural number includes the singular.
7.7 Dividends.
The Board, subject to any restrictions contained in either (i) the NRS or (ii) the Articles of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.
The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.
7.8 Fiscal Year.
The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.
7.9 Seal.
The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
7.10 Transfer of Stock.
Shares of the Corporation shall be transferable in the manner prescribed by law, in these Bylaws and subject to the restrictions under the Stockholders Agreement. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.
7.11 Stock Transfer Agreements.
The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the NRS.

7.12 Registered Stockholders.
The Corporation:
(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner; and
(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.
7.13 Waiver of Notice.
Whenever notice is required to be given under any provision of the NRS, the Articles of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Articles of Incorporation or these Bylaws.
Article VIII—Notice
8.1 Delivery of Notice; Notice by Electronic Transmission.
Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provisions of the NRS, the Articles of Incorporation, or these Bylaws may be given in writing directed to the stockholder’s mailing address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the records of the Corporation and shall be given (1) if mailed, when the notice is deposited in the U.S. mail, postage prepaid, (2) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address or (3) if given by electronic transmission, when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic transmission. A notice by electronic transmission must include a prominent legend that the communication is an important notice regarding the Corporation.
Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the NRS, the Articles of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the Corporation. Notwithstanding the provisions of this paragraph, the Corporation may give a notice by electronic transmission in accordance with the first paragraph of this section without obtaining the consent required by this paragraph.
Any notice given pursuant to the preceding paragraph shall be deemed given:
(i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;
(ii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and
(iii) if by any other form of electronic transmission, when directed to the stockholder.
Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that (1) the Corporation is unable to deliver by such electronic transmission two (2) consecutive notices given by the Corporation and (2) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice, provided, however, the inadvertent failure to discover such inability shall not invalidate any meeting or other action.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
Article IX—Indemnification
9.1 Indemnification of Directors and Officers.
The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the NRS as it presently exists or may hereafter be amended, any director or officer of the Corporation (a “covered person”) who was or is made or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred by such person in connection with any such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized in the specific case by the Board.
9.2 Indemnification of Others.
The Corporation shall have the power to indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.
9.3 Prepayment of Expenses.
The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by any covered person, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article IX or otherwise.
9.4 Determination; Claim.
If a claim for indemnification (following the final disposition of such Proceeding) under this Article IX is not paid in full within sixty (60) days, or a claim for advancement of expenses under this Article IX is not paid in full within thirty (30) days, after a written claim therefor has been received by the Corporation the claimant may thereafter (but not before) file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.
9.5 Non-Exclusivity of Rights.
The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.
9.6 Insurance.
The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the NRS.
9.7 Continuation of Indemnification.
The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this Article IX shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.
9.8 Amendment or Repeal; Interpretation.
The provisions of this Article IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these Bylaws), in consideration of such person’s performance of such services, and pursuant to this Article IX the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses Bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these Bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.
Any reference to an officer of the Corporation in this Article IX shall be deemed to refer exclusively to the Chief Executive Officer, President, and Secretary, or other officer of the Corporation appointed by (x) the Board pursuant to Article V of these Bylaws or (y) an officer to whom the Board has delegated the power to appoint officers pursuant to Article V of these Bylaws, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the Board (or equivalent governing body) of such other entity pursuant to the Articles of Incorporation and Bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Article IX.
Article X—Amendments
The Board is expressly empowered to adopt, amend or repeal these Bylaws. The stockholders also shall have power to adopt, amend or repeal these Bylaws; provided, however, that such action by stockholders shall require, in addition to any other vote required by the Articles of Incorporation, Stockholders Agreement or applicable law, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Article XI—Definitions
As used in these Bylaws, unless the context otherwise requires, the following terms shall have the following meanings:
An “electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files and information).

An “electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.
The term “electronic record” shall have the meaning given such term in Section 75.040 of the NRS.
The term “electronic transmission” shall have the meaning given such term in Section 75.050 of the NRS.
The term “person” means any individual, general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

Brilliant Earth Group, Inc.
Certificate of Bylaws
The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of Brilliant Earth Group, Inc., a Nevada corporation (the “Corporation”), and that the foregoing Bylaws were adopted by the Board of Directors of the Corporation on [•], 2025 to be effective as of [•], 2025.

Alex Grab
General Counsel & Secretary